UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Newell Rubbermaid Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 9, 2006
To the Stockholders of NEWELL RUBBERMAID INC.:
      You are cordially invited to attend the annual meeting of stockholders of NEWELL RUBBERMAID INC. (the “Company”) to be held on Tuesday, May 9, 2006, at 9:00 a.m., local time, at the Georgia Tech Hotel and Conference Center, 800 Spring Street, NW, Atlanta, Georgia.
      At the annual meeting, you will be asked to:

•	Elect three directors of the Company to serve for a term of three years;

•	Approve the amended and restated Newell Rubbermaid Inc. 2003 Stock Plan;

•	Approve the Newell Rubbermaid Inc. Employee Stock Purchase Plan;

•	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year 2006;

•	Vote on two proposals submitted by stockholders if properly presented at the meeting; and

•	Transact such other business as may properly come before the annual meeting and any adjournment or postponement of the annual meeting.
      Only stockholders of record at the close of business on March 15, 2006 may vote at the annual meeting or any adjournment or postponement thereof.
      Whether or not you plan to attend the annual meeting, please act promptly to vote your shares with respect to the proposals described above. You may vote your shares by marking, signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided. You also may vote your shares by telephone or through the Internet by following the instructions set forth on the proxy card. If you attend the annual meeting, you may vote your shares in person, even if you have previously submitted a proxy in writing, by telephone or through the Internet.

By Order of the Board of Directors,

Dale L. Matschullat
Vice President—General Counsel &
Corporate Secretary
April 3, 2006

NEWELL RUBBERMAID INC.
10B Glenlake Parkway
Suite 300
Atlanta, Georgia 30328

PROXY STATEMENT FOR ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON MAY 9, 2006
      You are receiving this proxy statement and proxy card from us because you own shares of common stock of Newell Rubbermaid Inc. (the “Company”). This proxy statement describes the proposals on which we would like you to vote. It also gives you information so that you can make an informed voting decision. We first mailed this proxy statement and the form of proxy to stockholders on or about April 3, 2006.
VOTING AT THE ANNUAL MEETING
Date, Time and Place of the Annual Meeting
      We will hold the annual meeting at the Georgia Tech Hotel and Conference Center, 800 Spring Street, NW, Atlanta, Georgia, at 9:00 a.m., local time, on May 9, 2006.
Who May Vote
      Record holders of the Company’s common stock at the close of business on March 15, 2006 are entitled to notice of and to vote at the annual meeting. On the record date, approximately 276,813,180 shares of common stock were issued and outstanding.
Quorum for the Annual Meeting
      A quorum of stockholders is necessary to take action at the annual meeting. A majority of the outstanding shares of common stock of the Company, present in person or by proxy, will constitute a quorum. Votes cast in person or by proxy at the annual meeting will be tabulated by the inspectors of election appointed for the annual meeting. The inspectors of election will determine whether a quorum is present at the annual meeting. The inspectors of election will treat instructions to withhold authority, abstentions and broker non-votes as present for purposes of determining the presence of a quorum. In the event that a quorum is not present at the annual meeting, we expect that the annual meeting will be adjourned or postponed to solicit additional proxies.
Votes Required
      The three nominees for director who receive the greatest number of votes cast in person or by proxy at the annual meeting will be elected directors of the Company. The vote required for approval of the amended and restated Newell Rubbermaid Inc. 2003 Stock Plan, approval of the Newell Rubbermaid Inc. Employee Stock Purchase Plan, ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year 2006, and approval of each of the two stockholder proposals, if properly presented at the meeting, is the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote at the annual meeting.
      You are entitled to one vote for each share you own on the record date on each proposal to be considered at the annual meeting. A broker or other nominee may have discretionary authority to vote certain shares of common stock if the beneficial owner or other person entitled to vote those shares has not provided instructions.
      With respect to election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees. Instructions to withhold authority to vote will have no effect on the election of directors because directors are elected by a plurality of votes cast. With respect to approval of the amended and restated Newell Rubbermaid Inc. 2003 Stock Plan, approval of the Newell Rubbermaid Inc. Employee Stock Purchase Plan, ratification of the appointment of Ernst & Young LLP, and approval of each of the two stockholder proposals, you may vote in favor of or against any such proposal or you may abstain from voting. Any proxy marked “abstain” with respect to the approval of the amended and restated Newell Rubbermaid Inc. 2003 Stock Plan, approval of the Newell Rubbermaid Inc. Employee Stock Purchase Plan, ratification of the appointment of Ernst & Young LLP, or approval of either of the two stockholder proposals will have the effect of a vote against the proposal. Shares represented by a proxy as to which there is a broker non-vote or a proxy in which authority to vote for any matter considered is withheld will have no effect on the vote for the election of directors, approval of the amended and restated Newell Rubbermaid Inc. 2003 Stock Plan, approval of the Newell Rubbermaid Inc. Employee Stock Purchase Plan, ratification of the appointment of Ernst & Young LLP, or approval of either of the two stockholder proposals.
How to Vote
      You may attend the annual meeting and vote your shares in person. You also may choose to submit your proxies by any of the following methods:

•	Voting by Mail. If you choose to vote by mail, simply complete the enclosed proxy card, date and sign it, and return it in the postage-paid envelope provided. Your shares will be voted in accordance with the instructions on your proxy card. If you sign your proxy card and return it without marking any voting instructions, your shares will be voted FOR the election of all director candidates nominated by the Board of Directors, FOR the approval of the amended and restated Newell Rubbermaid Inc. 2003 Stock Plan, FOR the approval of the Newell Rubbermaid Inc. Employee Stock Purchase Plan, FOR the ratification of the appointment of Ernst & Young LLP, AGAINST each of the stockholder proposals and in the discretion of the persons named as proxies on all other matters that may come before the annual meeting or any adjournment or postponement thereof.

•	Voting by Telephone. You may vote your shares by telephone by calling the toll-free telephone number provided on the proxy card. Telephone voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a personal identification number located on the proxy card. The procedures allow you to give a proxy to vote your shares and to confirm that your instructions have been properly recorded. If you vote by telephone, you should not return your proxy card.

•	Voting by Internet. You also may vote through the Internet by signing on to the website identified on the proxy card and following the procedures described in the website. Internet voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a personal identification number located on the proxy card. The procedures allow you to give a proxy to vote your shares and to confirm that your instructions have been properly recorded. If you vote by Internet, you should not return your proxy card.
      If you are a stockholder whose shares are held in “street name” (i.e., in the name of a broker, bank or other record holder), you must either direct the record holder of your shares how to vote your shares or obtain a proxy, executed in your favor, from the record holder to be able to vote at the annual meeting.
      This proxy statement is also being used to solicit voting instructions for the shares of the Company’s common stock held by trustees of the Newell Rubbermaid 401(k) Savings Plan (the “Newell 401(k) Plan”) for the benefit of plan participants. Participants in the Newell 401(k) Plan have the right to direct the trustees regarding how to vote the shares of Company stock credited to their accounts. Unless otherwise required by law, the shares credited to each participant’s account will be voted as directed. Participants in the Newell 401(k) Plan may direct the trustees by telephone, by the Internet or by completing and returning a voting card. If valid instructions are not received from a Newell 401(k) Plan participant by May 4, 2006, such participant’s shares will be voted proportionately in the same manner in which the trustee votes all shares for which it has received valid instructions.

How You May Revoke or Change Your Vote
      You may revoke your proxy at any time before it is voted at the annual meeting by any of the following methods:

•	Submitting a later-dated proxy by mail, over the telephone or through the Internet.

•	Sending a written notice, including by facsimile, to the Corporate Secretary of the Company. You must send any written notice of a revocation of a proxy so that it is received before the taking of the vote at the annual meeting to:

Newell Rubbermaid Inc.
10B Glenlake Parkway, Suite 300
Atlanta, Georgia 30328
Facsimile: 1-770-407-3987
Attention: Corporate Secretary

•	Attending the annual meeting and voting in person. Your attendance at the annual meeting will not in and of itself revoke your proxy. You must also vote your shares at the annual meeting. If your shares are held in “street name” by a broker, bank or other record holder, you must obtain a proxy, executed in your favor, from the record holder to be able to vote at the annual meeting.
      If you require assistance in changing or revoking your proxy, please contact the Company’s proxy solicitor, Morrow & Co., Inc., at the following address or telephone number:

Morrow & Co., Inc.
470 West Avenue
Stamford, Connecticut 06902
Phone Number: 1-800-662-5200
Costs of Solicitation
      This proxy statement and the accompanying proxy card are being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of the Company. The Company will pay the costs of soliciting proxies. The Company has retained Morrow & Co., Inc. to aid in the solicitation of proxies and to verify certain records related to the solicitation. The Company will pay Morrow & Co., Inc. a fee of $10,000 as compensation for its services and will reimburse it for its reasonable out-of-pocket expenses.
      In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies from stockholders by telephone, facsimile, Internet or in person. Upon request, the Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending the proxy materials to beneficial owners.

PROPOSAL 1—ELECTION OF DIRECTORS
      The Company’s Board of Directors is currently comprised of 11 directors who are divided into three classes, with each class elected for a three-year term. The Board of Directors has nominated Thomas E. Clarke, Elizabeth Cuthbert Millett and Steven J. Strobel for re-election as Class I directors at the annual meeting. Mr. Strobel was elected to the Board of Directors on March 22, 2006. If re-elected, Dr. Clarke, Ms. Millett and Mr. Strobel will serve until the annual meeting of stockholders to be held in 2009 and until their successors have been duly elected and qualified.
      Proxies will be voted, unless otherwise indicated, for the election of the three nominees for director. All of the nominees are currently serving as directors of the Company and have consented to serve as directors if elected at this year’s annual meeting. The Company has no reason to believe that any of the nominees will be unable to serve as a director. However, should any nominee be unable to serve if elected, the Board of Directors may reduce the number of directors, or proxies may be voted for another person nominated as a substitute by the Board of Directors.
      The Board of Directors recommends that you vote FOR the election of each nominee for director.
      Information about the nominees and the continuing directors whose terms expire in future years is set forth below. The dates shown for service as a director of the Company include service as a director of the predecessor of the Company prior to July 1987.

Director
Name and Background	Since

Nominees for Class I Directors—Term Expiring in 2009

Thomas E. Clarke, age 54, has been President of New Business Ventures of Nike, Inc. (a designer, developer and marketer of footwear, apparel, equipment and accessory products) since June 2001. Dr. Clarke joined Nike, Inc. in 1980. He was appointed divisional Vice President in charge of marketing in 1987, corporate Vice President in 1989, General Manager in 1990, and served as President and Chief Operating Officer from 1994 to 2000. Dr. Clarke previously held various positions with Nike, Inc., primarily in research, design, development and marketing.	2003

Elizabeth Cuthbert Millett, age 49, has been a private investor for more than five years.	1995

Steven J. Strobel, age 48, has been Senior Vice President— Corporate Controller for Motorola, Inc. (a wireless and broadband communications company) since April 2003. From 1999 to 2003 Mr. Strobel was Vice President— Finance and Treasurer for Owens Corning (a manufacturer and marketer of building material and composites systems). From 1996 to 1999 Mr. Strobel served as Owens Corning’s Vice President— Corporate Controller. From 1986 to 1996 Mr. Strobel served in a number of roles with Kraft Foods, a division of Philip Morris Companies, Inc. (a manufacturer and marketer of consumer products). While at Kraft, he held various financial positions, including Director of Planning and Analysis, Kraft Retail Cheese Division; Director of Finance, Kraft Corporate Marketing Services; Vice President, Finance, Kraft Grocery Products Division; Vice President and Controller, Kraft USA Operations; and Chief Financial Officer, Kraft Foods Canada.
2006

Director
Name and Background	Since

Class II Directors Continuing in Office—Term Expiring in 2007

Scott S. Cowen, age 59, has been the President of Tulane University and Seymour S. Goodman Memorial Professor of Business since July 1998. From 1984 to July 1998, Dr. Cowen served as Dean and Albert J. Weatherhead, III Professor of Management, Weatherhead School of Management, Case Western Reserve University. Prior to his departure in 1998, Dr. Cowen had been associated with Case Western Reserve University in various capacities since 1976. Dr. Cowen is also a director of American Greetings Corp. (a manufacturer of greeting cards and related merchandise), Forest City Enterprises (a real estate developer) and Jo-Ann Stores (an operator of retail fabric shops).
1999

Cynthia A. Montgomery, age 53, has been a Professor of Business Administration at the Harvard University Graduate School of Business since 1989. Prior thereto, Dr. Montgomery was a Professor at the Kellogg School of Management at Northwestern University from 1985 to 1989. She is also a director of Harvard Business School Publishing (a publishing company), McLean Hospital (a healthcare facility) and certain registered investment companies managed by Merrill Lynch & Co. or one of its subsidiaries.	1995

Allan P. Newell, age 60, has been a private investor for more than five years.	1982

Gordon R. Sullivan, age 68, General, U.S. Army (Ret.), has been President of the Association of the United States Army since February 1998. From 1995 to 1997, General Sullivan served as President of Coleman Federal, a division of Coleman Research Corporation (a systems engineering company and a subsidiary of Thermo Electron Corporation). From 1991 to 1995, General Sullivan served as the 32nd Chief of Staff of the United States Army and as a member of the Joint Chiefs of Staff. Prior thereto, General Sullivan served as Vice Chief of Staff and Deputy Chief of Staff for Operations and Plans of the United States Army.
1999

Director
Name and Background	Since

Class III Directors Continuing in Office—Term Expiring in 2008

Michael T. Cowhig, age 59, has been President, Global Technical and Manufacturing of The Procter & Gamble Company—Gillette GBU (a manufacturer and marketer of consumer products) since October 1, 2005 and held the position of President, Global Technical and Manufacturing of The Gillette Company from January 2004 to October 2005. Mr. Cowhig joined Gillette in 1968, and thereafter served in a variety of roles, including Senior Vice President, Global Manufacturing and Technical Operations— Stationery Products from 1996 to 1997, Senior Vice President, Manufacturing and Technical Operations—Grooming from 1997 to 2000, Senior Vice President, Global Supply Chain and Business Development from 2000 to 2002, and Senior Vice President, Global Manufacturing and Technical Operations from 2002 to 2004. Mr. Cowhig is also a director of Wilsons The Leather Experts Inc. (a retailer of leather outerwear, accessories and apparel).
2005

Mark D. Ketchum, age 56, has been President & Chief Executive Officer of the Company since February 13, 2006. Prior thereto, he served as interim President and Chief Executive Officer of the Company from October 16, 2005 to February 13, 2006. From 1999 to 2004, Mr. Ketchum was President, Global Baby and Family Care of The Procter & Gamble Company. Mr. Ketchum joined Procter & Gamble in 1971, and thereafter served in a variety of roles, including Vice President and General Manager—Tissue/ Towel from 1990 to 1996 and President—North American Paper Sector from 1996 to 1999. Mr. Ketchum is also a director of Hillenbrand Industries, Inc. (a provider of goods and services for the healthcare and funeral services industries).
2005

William D. Marohn, age 66, has been Chairman of the Board of the Company since May 2004. He retired in December 1998 as Vice Chairman of the Board of Whirlpool Corporation (a manufacturer and marketer of major home appliances), a post he held since February 1997. From October 1992 to January 1997, Mr. Marohn served as the President and Chief Operating Officer of Whirlpool Corporation. From January to October 1992, he was President of Whirlpool Europe, B.V. From April 1989 to December 1991, Mr. Marohn served as Executive Vice President of Whirlpool’s North American Operations and from 1987 to March 1989 he was President of Whirlpool’s Kenmore Appliance Group. Prior to retirement, Mr. Marohn had been associated with Whirlpool since 1964. Mr. Marohn is also a director at Hanson Logistics Storage (a provider of flexible refrigerated storage and logistics solutions).
1999

Raymond G. Viault, age 61, retired in September 2004 as Vice Chairman of General Mills, Inc. (a manufacturer and marketer of consumer food products), a post he held since 1996. From 1990 to 1996, Mr. Viault was President of Kraft Jacobs Suchard in Zurich, Switzerland. Mr. Viault was with Kraft General Foods for a total of 20 years, serving in a variety of major marketing and general management positions. Mr. Viault is also a director of VF Corp. (an apparel company) and Safeway Inc. (a food and drug retailer).	2002

INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES
General
      The primary responsibility of the Board of Directors is to oversee the affairs of the Company for the benefit of the Company’s stockholders. To assist it in fulfilling its duties, the Board of Directors has delegated certain authority to the Audit Committee, the Organizational Development & Compensation Committee and the Nominating/ Governance Committee. The duties and responsibilities of these standing committees are described below under “Committees.”
      The Board of Directors has adopted the “Newell Rubbermaid Inc. Corporate Governance Guidelines.” The purpose of these guidelines is to ensure that the Company’s corporate governance practices enhance the Board’s ability to discharge its duties on behalf of the Company’s stockholders. The Corporate Governance Guidelines, are available under the “Corporate Governance” link on the Company’s website at www.newellrubbermaid.com and may be obtained in print without charge upon written request by any stockholder to the office of the Corporate Secretary of the Company at 10B Glenlake Parkway, Suite 300, Atlanta, Georgia 30328. The Corporate Governance Guidelines include:

•	a requirement that a majority of the Board will be “independent directors,” as defined under the applicable rules of The New York Stock Exchange, Inc. (“NYSE”) and any standards adopted by the Board of Directors from time to time;

•	a requirement that all members of the Audit Committee, the Organizational Development & Compensation Committee and the Nominating/ Governance Committee will be “independent directors” as defined under the applicable rules of the NYSE and any standards adopted by the Board of Directors from time to time;

•	mandatory director retirement at the annual meeting immediately following the attainment of age 70;

•	regular executive sessions of non-management directors outside the presence of management at least four times a year, provided that if the non-management directors include one or more directors who are not “independent directors” under the applicable NYSE rules, the independent directors also will meet, outside the presence of management in executive session, at least once a year;

•	annual review of the performance of the Board and the Chairman of the Board;

•	regular review of management succession planning and annual performance reviews of the Chief Executive Officer; and

•	the authority of the Board to engage independent legal, financial, accounting and other advisors as it believes necessary or appropriate to assist it in the fulfillment of its responsibilities, without consulting with, or obtaining the advance approval of, any Company officer.
Director Independence
      Pursuant to the Corporate Governance Guidelines, the Board of Directors undertook its annual review of director independence in February 2006. During this review, the Board of Directors considered whether or not each director has any material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and has otherwise complied with the requirements for independence under the applicable NYSE rules. The Board of Directors also reviewed the independence of Steven J. Strobel in connection with his election as a director in March 2006.
      As a result of these reviews, the Board of Directors affirmatively determined that all of the Company’s current directors are “independent” of the Company and its management within the meaning of the applicable NYSE rules and under the standards set forth in the Corporate Governance Guidelines, with the exception of Mark D. Ketchum. Mr. Ketchum is considered an inside director because of his employment as President and Chief Executive Officer of the Company.
      Raymond G. Viault currently serves as a director of Safeway Inc., an entity which purchases the Company’s products in the ordinary course of business. Sales by the Company to Safeway Inc. totaled $6.2 million in 2005, and such sales were made on customary terms. The Board has concluded that, under these facts and circumstances, Mr. Viault’s interest in these transactions is not material and would not influence his actions or decisions as a director of the Company, and that Mr. Viault therefore complies with the requirements for independence under applicable NYSE rules.
Meetings
      The Company’s Board of Directors held 15 meetings during 2005. All directors attended at least 75% of the Board meetings and meetings of Board committees on which they served, with the exception of Scott S. Cowen. As President of Tulane University, located in New Orleans, Louisiana, Dr. Cowen was required to commit substantially all of his professional time during the fourth quarter of 2005 to the restoration of Tulane University after Hurricane Katrina’s devastation, and was unable to attend a number of Board of Directors and Committee meetings because of this commitment. Under the Company’s Corporate Governance Guidelines, each director is expected to attend the annual meeting of the Company’s stockholders. All but one of the directors attended the 2005 annual meeting of stockholders.
      The Company’s non-management directors held six meetings during 2005 separately in executive session without any members of management present. The Company’s Corporate Governance Guidelines provide that the presiding director at each such session is the Chairman of the Board or lead director, or in his or her absence, the person the Chairman of the Board or lead director so appoints. The Chairman of the Board currently presides over executive sessions of the non-management directors.
Committees
      The Board of Directors has an Audit Committee, an Organizational Development & Compensation Committee and a Nominating/ Governance Committee.
      Audit Committee. The Audit Committee, whose chairperson is Dr. Cowen and whose other current members are Mr. Newell, General Sullivan and Mr. Viault, met eight times during 2005. Mr. Strobel has been appointed to join the Audit Committee, effective May 9, 2006. The Board of Directors has affirmatively determined that each current member of the Audit Committee, as well as Mr. Strobel, is an “independent director” within the meaning of the applicable U.S. Securities and Exchange Commission (“SEC”) regulations, the applicable NYSE rules and the Company’s Corporate Governance Guidelines. Further, the Board of Directors has affirmatively determined that each of Dr. Cowen, the chairperson of the Audit Committee, Mr. Viault and Mr. Strobel is qualified as an “audit committee financial expert” within the meaning of the applicable SEC regulations.
      The Audit Committee assists the Board of Directors in fulfilling its fiduciary obligations to oversee:

•	the integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements;

•	the qualifications and independence of the Company’s independent auditors;

•	the performance of the Company’s internal audit function and independent auditors; and

•	the Company’s overall risk management profile and the Company’s process for assessing significant business risks.
      In addition, the Audit Committee:

•	is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors;

•	has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission by employees of concerns regarding questionable accounting or audit matters; and

•	has the authority to engage independent counsel and other advisors as it deems necessary to carry out its duties.
      The Audit Committee acts under a written charter that is available under the “Corporate Governance” link on the Company’s website at www.newellrubbermaid.com and may be obtained in print without charge upon written request by any stockholder to the office of the Corporate Secretary of the Company at 10B Glenlake Parkway, Suite 300, Atlanta, Georgia 30328. A copy of the Audit Committee Charter is attached to this proxy statement as Appendix A.
      Organizational Development & Compensation Committee. The Organizational Development & Compensation Committee, whose chairperson is Dr. Clarke and whose other current members are Mr. Cowhig, Ms. Millett, General Sullivan, and Mr. Viault, met six times during 2005. The Board of Directors has affirmatively determined that each member of the Organizational Development & Compensation Committee is an “independent director” within the meaning of the applicable NYSE rules and the Company’s Corporate Governance Guidelines.
      The Organizational Development & Compensation Committee is principally responsible for:

•	reviewing the Company’s executive compensation programs to ensure the attraction, retention and appropriate reward of executive officers, to motivate their performance in the achievement of the Company’s business objectives, and to align the interest of the executive officers with the long-term interests of the Company’s shareholders;

•	reviewing and recommending to the Board of Directors (or, in the case of the Chief Executive Officer, the independent members of the Board of Directors) base salary amounts for the Chief Executive Officer and his direct reports, annual incentive programs and payout of such plans for the Chief Executive Officer and key executives, individual stock option and restricted stock grants, as well as all policies related to the issuance of options and restricted stock within the Company, and annual performance objectives for the Company to be achieved by the Chief Executive Officer;

•	reviewing and reporting to the Board of Directors progress on the Company’s organizational development activities, including succession planning and training of all management levels; and

•	conducting an annual review and making recommendations to the Board of Directors on director compensation.
      The Organizational Development & Compensation Committee acts under a written charter that is available under the “Corporate Governance” link on the Company’s website at www.newellrubbermaid.com and may be obtained in print without charge upon written request by any stockholder to the office of the Corporate Secretary of the Company at 10B Glenlake Parkway, Suite 300, Atlanta, Georgia 30328.
      Nominating/ Governance Committee. The Nominating/ Governance Committee, whose chairperson is Dr. Montgomery and whose other current members are Dr. Clarke, Mr. Cowhig and Ms. Millett, met four times during 2005. The Board of Directors has affirmatively determined that each member of the Nominating/ Governance Committee is an “independent director” within the meaning of the applicable NYSE rules and the Company’s Corporate Governance Guidelines.
      The Nominating/ Governance Committee is principally responsible for:

•	identifying and recommending to the Board of Directors candidates for nomination or appointment as directors;

•	reviewing and recommending to the Board of Directors appointments to Board committees;

•	developing and recommending to the Board of Directors corporate governance guidelines for the Company and any changes to those guidelines;

•	reviewing, from time to time, the Company’s Code of Business Conduct and Ethics and certain other policies and programs intended to promote compliance by the Company with its legal and ethical obligations, and recommending to the Board of Directors any changes to the Company’s Code of Business Conduct and Ethics and such policies and programs; and

•	overseeing the Board of Directors’ annual evaluation of its own performance.
      The Nominating/ Governance Committee acts under a written charter that is available under the “Corporate Governance” link on the Company’s website at www.newellrubbermaid.com and may be obtained in print without charge upon written request by any stockholder to the office of the Corporate Secretary of the Company at 10B Glenlake Parkway, Suite 300, Atlanta, Georgia 30328.
Director Nomination Process
      The Nominating/ Governance Committee is responsible for identifying and recommending to the Board of Directors candidates for directorships. The Nominating/ Governance Committee considers candidates for Board membership who are recommended by members of the Nominating/ Governance Committee, other Board members, members of management and individual stockholders. Once the Nominating/ Governance Committee has identified prospective nominees for director, the Board is responsible for selecting such candidates. As set forth in the Corporate Governance Guidelines, the Board seeks to identify as candidates for director persons from various backgrounds and with a variety of life experiences, a reputation for integrity and good business judgment and experience in highly responsible positions in professions or industries relevant to the conduct of the Company’s business. In selecting director candidates, the Board takes into account the current composition of the Board and the extent to which a candidate’s particular expertise and experience will complement the expertise and experience of other directors. The Board considers candidates for director who are free of conflicts of interest or relationships that may interfere with the performance of their duties.
      From time to time, the Nominating/ Governance Committee has engaged the services of Christian & Timbers, a global executive search firm, to assist the Nominating/ Governance Committee and the Board of Directors in identifying and evaluating potential director candidates. Christian & Timbers identified Mr. Strobel as a director candidate and in 2006 recommended his candidacy to the Nominating/ Governance Committee. The Nominating/ Governance Committee evaluated Mr. Strobel against the criteria set forth above and recommended him to the full Board of Directors for election.
      A stockholder who wishes to recommend a director candidate for consideration by the Nominating/ Governance Committee should submit such recommendation in writing to the Nominating/ Governance Committee at the address set forth below under “Communications with the Board of Directors”. A candidate recommended for consideration must be highly qualified and must be willing and able to serve as a director. Director candidates recommended by stockholders will receive the same consideration given to other candidates and will be evaluated against the criteria outlined above.
Communications with the Board of Directors
      The independent members of the Board of Directors have adopted the Company’s “Procedures for the Processing and Review of Stockholder Communications to the Board of Directors,” which provide for the processing, review and disposition of all communications sent by stockholders or other interested persons to the Board of Directors. Stockholders and other interested persons may communicate with the Company’s

Board of Directors or any member or committee of the Board of Directors by writing to them at the following address:

Newell Rubbermaid Inc.
Attention: [Board of Directors]/[Board Member]
c/o Corporate Secretary
Newell Rubbermaid Inc.
10B Glenlake Parkway, Suite 300
Atlanta, Georgia 30328
      Communications directed to the independent or non-management directors should be sent to the attention of the Chairman of the Board or the chairperson of the Nominating/ Governance Committee, c/o Corporate Secretary, at the address indicated above.
      Any complaint or concern regarding financial statement disclosures, accounting, internal accounting controls, auditing matters or violations of the Company’s Code of Ethics for Senior Financial Officers should be sent to the attention of the General Counsel at the address indicated above or may be submitted in a sealed envelope addressed to the chairperson of the Audit Committee, c/o General Counsel, at the same address, and labeled with a legend such as: “To Be Opened Only by the Audit Committee.” Such accounting complaints will be processed in accordance with procedures adopted by the Audit Committee. Further information on reporting allegations relating to accounting matters is available under the “Corporate Governance” link on the Company’s website at www.newellrubbermaid.com.
Code of Ethics
      The Board of Directors has adopted a “Code of Ethics for Senior Financial Officers”, which is applicable to the Company’s senior financial officers, including the Company’s principal executive officer, principal financial officer, principal accounting officer and controller. The Company also has a separate “Code of Business Conduct and Ethics” that is applicable to all Company employees, including each of the Company’s directors and officers. Both the Code of Ethics for Senior Financial Officers and the Code of Business Conduct and Ethics are available under the “Corporate Governance” link on the Company’s website at www.newellrubbermaid.com. The Company posts any amendments to or waivers from its Code of Ethics for Senior Financial Officers or to the Code of Business Conduct and Ethics (to the extent applicable to the Company’s directors or executive officers) at the same location on the Company’s website. In addition, copies of the Code of Ethics for Senior Financial Officers and of the Code of Business Conduct and Ethics may be obtained in print without charge upon written request by any stockholder to the office of the Corporate Secretary of the Company at 10B Glenlake Parkway, Suite 300, Atlanta, Georgia 30328.
Compensation of Directors
      Directors of the Company who are not also employees of the Company are paid an annual retainer of $60,000 (the Chairman is paid an annual retainer of $300,000), plus a $2,000 fee for each Board meeting attended and a $1,000 fee for each committee meeting attended, unless such meetings are conducted by telephone, in which case the fee is $500 for each meeting. Committee chairs receive an additional $1,000 fee for each committee meeting attended in person. Each director is eligible to participate in the Company’s 2002 Non-Qualified Deferred Compensation Plan and is permitted to defer up to 100% of director fees under the terms of such plan.
      Under the Newell Rubbermaid Inc. 2003 Stock Plan (the “2003 Stock Plan”) as in effect in 2005, each new non-employee director was eligible to receive a stock option grant of up to a maximum of 20,000 shares on the date he or she joined the Board of Directors, and each non-employee director was eligible to receive a stock option grant of up to a maximum of 5,000 shares on the date of each annual meeting of stockholders at which he or she was re-elected or continued as a non-employee director. In addition, each non-employee director was entitled to receive a restricted stock award of up to a maximum of 2,000 shares at each annual meeting of stockholders at which he or she was first elected, was re-elected or continued as a non-employee director. Subject to the limitations of the 2003 Stock Plan, all stock options and restricted stock awards, including the actual number of shares and the applicable restrictions, terms and conditions, are determined by the Board of Directors in its discretion.
      Each non-employee director of the Company received a grant of an option to purchase 4,000 shares on the date of the 2005 annual meeting. Additionally, in 2005 each newly appointed director received a grant of an option to purchase 10,000 shares on the date of appointment. All such options were granted at an exercise price equal to the fair market value of the common stock on the date of grant, and become exercisable in five annual installments of 20%, commencing one year from the grant date. In addition, in 2005 each non-employee director of the Company received a restricted stock award of 2,000 shares, with all restrictions on such shares lapsing on the third anniversary of the date of grant.
      The following table discloses all compensation provided to each non-employee director of the Company in 2005, including such compensation provided to Mr. Ketchum for his service as a non-employee director prior to his appointment as interim President and Chief Executive Officer on October 16, 2005.

		Restricted Stock	Stock Option
	Fees Earned or	Awards (# of	Awards (# of
Name	Paid in Cash($)	Shares)	Shares)

Thomas E. Clarke	$84,667	2,000	4,000
Scott S. Cowen	78,815	2,000	4,000
Michael T. Cowhig	76,859	2,000	14,000
Mark D. Ketchum	63,050	2,000	14,000
William D. Marohn	323,924	2,000	4,000
Elizabeth Cuthbert Millett	82,167	2,000	4,000
Cynthia A. Montgomery	84,667	2,000	4,000
Allan P. Newell	80,167	2,000	4,000
Gordon R. Sullivan	85,167	2,000	4,000
Raymond G. Viault	85,815	2,000	4,000
Alton F. Doody(1)	19,810	—	—

(1)	Dr. Doody retired from the Board of Directors on May 11, 2005.

EXECUTIVE COMPENSATION
Summary
      The following table shows the compensation of the Company’s Chief Executive Officer and each of the other executive officers named in this section (the “Named Officers”) for the fiscal years ended December 31, 2005, 2004 and 2003.
Summary Compensation Table

						Long Term
		Annual Compensation				Compensation Awards

				Other		Restricted	Securities
Name and Principal				Annual		Stock	Underlying	All Other
Position as of		Salary	Bonus	Compensation		Awards	Options	Compensation
December 31, 2005	Year	($)	($)	($)(7)		($)(13)	(#)(14)	($)

Mark D. Ketchum,	2005	$208,333	$335,000	—		$43,360	89,000	$74,015	(15)
President and Chief	2004	—	—	—		—	—	—
Executive Officer(1)	2003	—	—	—		—	—	—
Joseph Galli, Jr.,	2005	$954,615	$1,447,200	$302,929	(8)	$749,999	100,000	$3,237,530	(16)
Former President and	2004	1,200,000	1,519,200	487,770	(8)	1,288,500	100,000	79,925	(16)
Chief Executive Officer(2)	2003	1,166,673	234,501	324,783	(8)	—	0	8,000	(16)
James J. Roberts,	2005	$722,560	$749,850	$22,552	(9)	$453,128	50,000	$78,438	(17)
Group President and	2004	700,000	585,270	11,361	(9)	679,200	50,000	56,467	(17)
Chief Operating Officer(3)	2003	618,333	581,666	—		—	122,200	8,000	(17)
Steven G. Marton,	2005	$525,000	$548,205	$61,575	(10)	$328,136	20,000	$39,402	(18)
Group President(4)	2004	2,020	50,000	31,500	(10)	483,800	50,000	81	(18)
	2003	—	—	—		—	—	—
J. Patrick Robinson,	2005	$475,308	$573,221	$20,865	(11)	$293,760	37,500	$62,855	(19)
Vice President—Chief	2004	445,833	423,453	—		566,000	35,000	33,445	(19)
Financial Officer(5)	2003	391,667	59,063	—		—	30,000	8,000	(19)
Timothy J. Jahnke,	2005	$463,356	$552,783	$21,610	(12)	$290,627	25,000	$65,034	(20)
Group President(6)	2004	401,667	292,855	33,479	(12)	569,400	50,000	34,811	(20)
	2003	277,500	41,847	61,866	(12)	—	20,000	8,000	(20)

(1)	Appointed interim President and Chief Executive Officer of the Company effective October 16, 2005. Appointed President and Chief Executive Officer of the Company effective February 13, 2006.

(2)	Resigned as President and Chief Executive Officer of the Company effective October 16, 2005.

(3)	Appointed President and Chief Operating Officer—Rubbermaid/ IRWIN Group effective September 2, 2003. Served as Group President—IRWIN from April 1, 2001 to August 31, 2003.

(4)	Appointed President—Sanford Brands Group effective December 31, 2004.

(5)	Appointed Vice President—Chief Financial Officer effective November 3, 2004. Served as Vice President—Controller and Chief Financial Officer from June 10, 2003 to November 3, 2004. Served as Controller and Chief Accounting Officer from May 7, 2001 to June 10, 2003.

(6)	Appointed President—Home & Family Products Group effective April 28, 2004. Served as Vice President—Human Resources of the Company from February 1, 2001 to April 28, 2004.

(7)	All perquisites are valued based on the aggregate incremental cost to the Company. In the case of expenses associated with the personal use of Company aircraft, the reported figures reflect the estimated incremental cost of such personal use; previously the Company used the Internal Revenue Service’s Standard Industry Fare Level methodology, which is used in determining the amount of compensation income imputed to an executive officer for tax purposes. Reported compensation does not include the incremental cost to the Company of Mr. Ketchum’s use of Company aircraft for commuting purposes ($132,380) or the Company’s reimbursement of his temporary living expenses in Atlanta, Georgia ($21,155) for 2005. These items were provided to Mr. Ketchum to facilitate his service in 2005 as interim President and Chief Executive Officer.

(8)	The other annual compensation reported for Mr. Galli in 2005 represents $302,929 for perquisites and other personal benefits, including $89,438 for health care reimbursements, $203,844 for personal use of Company aircraft, and $9,647 for personal use of a Company automobile. The other annual compensation reported for Mr. Galli in 2004 represents $444,680 for perquisites and other personal benefits, including $77,488 for health care reimbursements, $343,678 for personal use of Company aircraft, $9,626 for personal use of a Company automobile and $13,888 for tax services, as well as $43,090 for reimbursement of FICA taxes associated with the implementation of the Retirement Choice Program described below under “Pension and Retirement Plans”. The other annual compensation reported for Mr. Galli in 2003 represents $324,783 for perquisites and other personal benefits, including $85,613 for health care reimbursements, $232,607 for personal use of Company aircraft, and $6,563 for personal use of a Company automobile.

(9)	The other annual compensation reported for Mr. Roberts in 2005 represents $22,552 for perquisites and other personal benefits, including $8,827 for personal use of Company aircraft and $13,725 for personal use of a Company automobile. The other annual compensation for Mr. Roberts in 2004 represents $11,361 for perquisites and other personal benefits, including $10,636 for personal use of a Company automobile and $725 for tax services.

(10)	The other annual compensation reported for Mr. Marton in 2005 represents $6,640 as a bonus for the early sale of his former residence and $54,935 for perquisites and other personal benefits, including $9,150 for personal use of a Company automobile, $7,450 for tax services, and $38,335 for reimbursed moving expenses. The other annual compensation reported for Mr. Marton in 2004 represents a $31,500 moving allowance.

(11)	The other annual compensation reported for Mr. Robinson in 2005 represents $20,865 for perquisites and other personal benefits, including $1,440 for personal use of Company aircraft, $13,725 for personal use of a Company automobile, and $5,700 for tax services.

(12)	The other annual compensation for Mr. Jahnke in 2005 represents $21,610 for perquisites and other personal benefits, including $1,860 for personal use of Company aircraft, $13,725 for personal use of a Company automobile, and $6,025 for tax services. The other annual compensation reported for Mr. Jahnke in 2004 represents $15,148 for perquisites and other personal benefits, including $3,710 for personal use of Company aircraft and $11,438 for personal use of a Company automobile, as well as reimbursement of $18,331 in FICA taxes associated with the implementation of the Retirement Choice Program described below under “Pension and Retirement Plans”. The other annual compensation reported for Mr. Jahnke in 2003 represents $61,866 for perquisites and other personal benefits, including $7,338 for personal use of company aircraft, $8,266 for personal use of a company automobile, a $15,900 moving allowance, and $30,362 for reimbursed moving expenses.

(13)	Includes 2,000 shares granted to Mr. Ketchum for his prior service as a non-employee director. The 33,512 shares of restricted stock granted to Mr. Galli in 2005 were forfeited by Mr. Galli due to his resignation as President and Chief Executive Officer, pursuant to the terms of that Separation Agreement dated November 22, 2005 between Mr. Galli and the Company (the “Separation “Agreement”). All restricted stock awarded to the Named Officers in 2004 and 2005 will vest on the third anniversary of the date of grant. The value of restricted stock holdings held by each of the Named Officers as of December 31, 2005, based on the closing price of the common stock on the NYSE as reported in The Wall Street Journal for December 30, 2005, was: Mr. Ketchum, 2,000 shares ($47,560); Mr. Galli, 50,000 shares ($1,189,000); Mr. Roberts, 50,247 shares ($1,194,874); Mr. Marton, 34,662 shares ($824,262); Mr. Robinson, 38,126 shares ($906,636); and Mr. Jahnke, 37,986 shares ($903,307). As provided in the 2003 Stock Plan, dividends are paid on the restricted stock at the same rate as is paid to all holders of the Company’s common stock. Dividends were paid to each of the Named Officers in respect of restricted stock in the following amounts for 2005: Mr. Ketchum, $1,260, Mr. Galli, $70,150, Mr. Roberts, $42,207, Mr. Marton, $29,116, Mr. Robinson, $32,026, and Mr. Jahnke, $31,908. The value of the restricted stock awarded to the Named Officers on February 8, 2006, on the basis of the Company’s attainment of 2005 performance criteria pursuant to the Company’s Long-Term Incentive Plan, based on the closing price of the common stock on the NYSE as reported in the The Wall Street Journal for such date, was: Mr. Roberts, 26,443 shares ($634,368); Mr. Marton, 19,148 shares ($459,361); Mr. Robinson, 18,783 shares ($450,604); and Mr. Jahnke, 16,960 shares ($406,870).

(14)	Includes options for 14,000 shares granted to Mr. Ketchum for his prior service as a non-employee director. Options for 75,000 shares granted to Mr. Ketchum on November 10, 2005 are subject to forfeiture should Mr. Ketchum not retain his position as CEO and President for a period of one year from the date of grant. If Mr. Ketchum does not retain his position as CEO and President for one year, the options shall be reduced pro rata based on the portion of the one-year period not served. Options for 40,000 of the 100,000 shares granted to Mr. Galli in 2005 were forfeited by Mr. Galli due to his resignation pursuant to Mr. Galli’s Separation Agreement. The aggregate grant date fair value of options granted to each of the Named Officers in 2005, as determined in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), Share Based Payment, is as follows: Mr. Ketchum, $578,690; Mr. Galli, $672,000; Mr. Roberts, $320,500; Mr. Marton, $128,200; Mr. Robinson, $240,375; and Mr. Jahnke, $160,250. Actual gains, if any, on stock option exercises are dependent on several factors, including the future performance of the common stock, overall market conditions and the continued employment of the Named Officer. There can be no assurance that the amounts reflected in such calculation will be achieved.

(15)	All other compensation reported for Mr. Ketchum in 2005 represents $63,050 in fees paid to Mr. Ketchum for service as a non-employee director, $10,417 for the annual credit to his account in the Company’s 2002 Deferred Compensation Plan (referred to herein as a “SRP Cash Account Credit”) pursuant to the SRP Cash Account Benefit described below under “Pension and Retirement Plans”, and $548 for life insurance premiums. The SRP Cash Account Benefit reduces benefits otherwise payable to the Named Officers under the traditional defined benefit SRP.

(16)	All other compensation reported for Mr. Galli in 2005 represents a $25,000 payment for accrued but unused vacation as of termination of his employment, $2,400,000 for severance payments owed to Mr. Galli pursuant to the Separation Agreement (commencing May 1, 2006 and continuing until October 2007), a $775,000 payment to Mr. Galli in 2005 as an additional retirement benefit pursuant to the Separation Agreement, $28,600 for the value of a Company car, mobile phone and computer transferred to Mr. Galli pursuant to the Separation Agreement, $8,400 for Company contributions to the Newell 401(k) Plan, and $530 for life insurance premiums. The cash surrender value of life insurance policies for Mr. Galli as of December 31, 2005 was $4.57. All other compensation reported for Mr. Galli in 2004 represents $8,200 for Company contributions to the Newell 401(k) Plan and $71,725 for the SRP Cash Account Credit. All other compensation reported for Mr. Galli in 2003 represents Company contributions to the Newell 401(k) Plan.

(17)	All other compensation reported for Mr. Roberts in 2005 represents $12,232 for Company contributions to the Newell 401(k) Plan, $65,376 for the SRP Cash Account Credit, and $830 for life insurance premiums. All other compensation reported for Mr. Roberts in 2004 represents $5,200 for Company contributions to the Newell 401(k) Plan and $51,267 for the SRP Cash Account Credit. All other compensation reported for Mr. Roberts in 2003 represents Company contributions to the Newell 401(k) Plan.

(18)	All other compensation reported for Mr. Marton in 2005 represents $12,107 for Company contributions to the Newell 401(k) Plan, $26,250 for the SRP Cash Account Credit, and $1,045 for life insurance premiums. All other compensation reported for Mr. Marton in 2004 represents the SRP Cash Account Credit.

(19)	All other compensation reported for Mr. Robinson in 2005 represents $16,800 for Company contributions to the Newell 401(k) Plan, $44,938 for the SRP Cash Account Credit, and $1,117 for life insurance premiums. All other compensation reported for Mr. Robinson in 2004 represents $8,200 for Company contributions to the Newell 401(k) Plan and $25,245 for the SRP Cash

Account Credit. All other compensation reported for Mr. Robinson in 2003 represents Company contributions to the Newell 401(k) Plan.

(20)	All other compensation reported for Mr. Jahnke in 2005 represents $18,900 for Company contributions to the Newell 401(k) Plan, $45,373 for the SRP Cash Account Credit, and $761 for life insurance premiums. The compensation reported for Mr. Jahnke in 2004 represents $8,200 for Company contributions to the Newell 401(k) Plan and $26,611 for the SRP Cash Account Credit. The compensation reported for Mr. Jahnke in 2003 represents Company contributions to the Newell 401(k) Plan.

Option Grants in 2005
      The following table sets forth certain information as to options to purchase common stock granted to the Named Officers under the 2003 Stock Plan in 2005 and the potential realizable value of each grant of options, assuming that the market price of the underlying common stock appreciates in value during the ten-year option term at annualized rates of 5% and 10%.
Option Grants In Last Fiscal Year

	Individual Grants					Potential Realizable
						Value at Assumed
	Number of		Percent of			Annual Rates of Stock
	Securities		Total Options			Price Appreciation for
	Underlying		Granted to	Exercise		Option Term(4)
	Options		Employees	Price	Expiration
Name	Granted(#)(1)		in 2005	($/Sh)(2)	Date(3)	5%($)	10%($)

Mark D. Ketchum	10,000	(5)	0.31%	$22.38	2-10-2015	$140,747	$356,680
	4,000	(5)	0.12%	$21.68	5-11-2015	$54,538	$138,209
	75,000	(6)	2.31%	$22.81	11-9-2015	$1,075,881	$2,726,495
Joseph Galli, Jr.	100,000		3.08%	$23.45	1-10-2015	$1,474,758	$3,737,326
James J. Roberts	50,000		1.54%	$22.38	2-10-2015	$703,733	$1,783,398
Steven G. Marton	20,000		0.62%	$22.38	2-10-2015	$281,493	$713,359
J. Patrick Robinson	37,500		1.16%	$22.38	2-10-2015	$527,800	$1,337,548
Timothy J. Jahnke	25,000		0.77%	$22.38	2-10-2015	$351,867	$891,699

(1)	All options granted in 2005 become exercisable in annual installments of 20%, commencing one year from date of grant, with full vesting occurring on the fifth anniversary date of the date of grant. Options for 40,000 of the 100,000 shares granted to Mr. Galli in January 2005 were forfeited by Mr. Galli due to his resignation pursuant to Mr. Galli’s Separation Agreement. The remaining options granted to Mr. Galli shall continue to vest for three years following the termination of his employment on October 16, 2005, and are exercisable in 2008 in accordance with and subject to the terms of his Separation Agreement. Vesting may be accelerated and earlier exercise permitted as a result of certain changes in control of the Company.

(2)	All options were granted at market value on the date of grant, based on the closing price of the common stock on the NYSE as reported in The Wall Street Journal.

(3)	All remaining options granted to Mr. Galli expire October 16, 2008 pursuant to Mr. Galli’s Separation Agreement. The date shown above represents the original expiration date for Mr. Galli’s option grant.

(4)	Potential realizable value is reported net of the option exercise price but before taxes associated with exercise. These amounts assume annual compounding results in total appreciation of approximately 63% (5% per year) and approximately 159% (10% per year). Actual gains, if any, on stock option exercises are dependent on several factors, including the future performance of the common stock, overall market conditions and the continued employment of the Named Officer. There can be no assurance that the amounts reflected in this table will be achieved.

(5)	Options were issued to Mr. Ketchum for his prior service as a non-employee director.

(6)	Shares subject to forfeiture should Mr. Ketchum not retain his position as CEO and President for a period of one year from the date of grant. If Mr. Ketchum does not retain his position as CEO and President for one year, the shares shall be reduced pro rata based on the portion of the one-year period not served.
Option Exercises in 2005
      The table below sets forth certain information for 2005 concerning the exercise of options to purchase shares of common stock granted under the Newell Rubbermaid Inc. Amended and Restated 1993 Stock Option Plan (the “1993 Option Plan”) and the 2003 Stock Plan by each of the Named Officers and the value of unexercised options granted under the 1993 Option Plan and the 2003 Stock Plan held by each of the Named Officers as of December 31, 2005.
Aggregated Option Exercises In Last Fiscal Year And Fiscal
Year-End Option Values

			Number of Securities
			Underlying Unexercised		Value of Unexercised
	Shares		Options at Fiscal		In-the-Money Options at
	Acquired on	Value	Year-End(#)		Fiscal Year-End($)(1)
	Exercise	Realized
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Mark D. Ketchum	—	—	0	89,000	$0	$96,930
Joseph Galli, Jr.	—	—	940,000	400,000	$9,600	$49,800
James J. Roberts	—	—	154,759	195,241	$8,200	$103,800
Steven G. Marton	—	—	10,000	60,000	$0	$28,400
J. Patrick Robinson	—	—	75,240	103,760	$5,740	$76,210
Timothy J. Jahnke	—	—	73,578	87,201	$8,200	$68,300

(1)	Represents the difference between $23.80 (the average of the high and low prices of the common stock on the NYSE as reported in The Wall Street Journal for December 30, 2005) and the option exercise price multiplied by the number of shares of common stock covered by the options held.

Pension and Retirement Plans
      The Pension Plan Table set forth below shows total estimated annual benefits payable upon retirement (based on the benefit formulas in effect and calculated on a straight life annuity basis, as described below) to persons covered under the Newell Rubbermaid Pension Plan, a non-contributory defined benefit pension plan (the “Pension Plan”), as it applies to salaried and clerical employees, and the Newell Rubbermaid Supplemental Executive Retirement Plan established in 1982 (the “SRP”), including the Named Officers, in specified compensation and years of credited service classifications, assuming employment until age 65.
Pension Plan Table(1)

	Years of Service

Remuneration	5	10	15	20	25	30 or More

$ 200,000	$26,800	$53,600	$80,400	$107,200	$134,000	$134,000
300,000	40,200	80,400	120,600	160,800	201,000	201,000
400,000	53,600	107,200	160,800	214,400	268,000	268,000
500,000	67,000	134,000	201,000	268,000	335,000	335,000
600,000	80,400	160,800	241,200	321,600	402,000	402,000
700,000	93,800	187,600	281,400	375,200	469,000	469,000
800,000	107,200	214,400	321,600	428,800	536,000	536,000
900,000	120,600	241,200	361,800	482,400	603,000	603,000
1,000,000	134,000	268,000	402,000	536,000	670,000	670,000
1,100,000	147,400	294,800	442,200	589,600	737,000	737,000
1,200,000	160,800	321,600	482,400	643,200	804,000	804,000
1,300,000	174,200	348,400	522,600	696,800	871,000	871,000
1,400,000	187,600	375,200	562,800	750,400	938,000	938,000
1,500,000	201,000	402,000	603,000	804,000	1,005,000	1,005,000
1,600,000	214,400	428,800	643,200	857,600	1,072,000	1,072,000
1,700,000	227,800	455,600	683,400	911,200	1,139,000	1,139,000
1,800,000	241,200	482,400	723,600	964,800	1,206,000	1,206,000
1,900,000	254,600	509,200	763,800	1,018,400	1,273,000	1,273,000
2,000,000	268,000	536,000	804,000	1,072,000	1,340,000	1,340,000
2,100,000	281,400	562,800	844,200	1,125,600	1,407,000	1,407,000
2,200,000	294,800	589,600	884,400	1,179,200	1,474,000	1,474,000
2,300,000	308,200	616,400	924,600	1,232,800	1,541,000	1,541,000
2,400,000	321,600	643,200	964,800	1,286,400	1,608,000	1,608,000
2,500,000	335,000	670,000	1,005,000	1,340,000	1,675,000	1,675,000
2,600,000	348,400	696,800	1,045,200	1,393,600	1,742,000	1,742,000
2,700,000	361,800	723,600	1,085,400	1,447,200	1,809,000	1,809,000
2,800,000	375,200	750,400	1,125,600	1,500,800	1,876,000	1,876,000
2,900,000	388,600	777,200	1,165,800	1,554,400	1,943,000	1,943,000
3,000,000	402,000	804,000	1,206,000	1,608,000	2,010,000	2,010,000
3,100,000	415,400	830,800	1,246,200	1,661,600	2,077,000	2,077,000
3,200,000	428,800	857,600	1,286,400	1,715,200	2,144,000	2,144,000
3,300,000	442,200	884,400	1,326,600	1,768,800	2,211,000	2,211,000
3,400,000	455,600	911,200	1,366,800	1,822,400	2,278,000	2,278,000
3,500,000	469,000	938,000	1,407,000	1,876,000	2,345,000	2,345,000

(1)	The Pension Plan Table does not take into account any offset for Social Security or the SRP Cash Account Benefit and uses the 67% SRP formula, as described below.

      The Pension Plan as it pertains to full-time salaried and clerical employees of the Company and its subsidiaries covers eligible employees who have completed one year of service. A participant is eligible for normal retirement benefits under the Pension Plan if his or her employment terminates at or after age 65. For service years prior to 1982, benefits accrued on a straight life annuity basis, using a formula that takes into account the five highest consecutive years of compensation in the ten years before 1982 and years of service, reduced by a portion of expected primary Social Security payments. For service years from and after 1982 and before 1989, benefits accumulated at the rate of 1.1% of compensation not in excess of $25,000 for each year plus 2.3% of compensation in excess of $25,000. For service years from and after 1989, benefits accumulate at the rate of 1.37% of compensation not in excess of $25,000 for each year plus 1.85% of compensation in excess of $25,000. No more than 30 years of service are taken into account in determining benefits. Under the Pension Plan, compensation includes regular or straight-time salary or wages (unreduced for amounts deferred pursuant to the Newell 401(k) Plan and the Flexible Benefits Account Plan), the first $3,000 in bonuses and 100% of commissions (up to applicable Internal Revenue Code limits). If a participant has completed 15 years of service, upon attainment of age 60, the Pension Plan also provides for an early retirement benefit equal to the benefits described above, reduced by .5% for each month the benefits commence before age 65.
      Effective December 31, 2004, the Pension Plan was amended to cease all future benefit accruals for all non-union employees, including the Named Officers. Therefore, such non-union participants do not earn any additional pension benefits after December 31, 2004. Pension benefits will be calculated using compensation and service as of December 31, 2004 and paid in accordance with the Pension Plan. Participants will continue to earn years of service after December 31, 2004 for vesting and early retirement eligibility.
      Effective January 1, 2005, to replace the Pension Plan, the Company implemented the Total Retirement Savings Program to provide retirement contributions for eligible non-union employees under the Newell 401(k) Plan. Retirement contributions equal to 2% to 5% of eligible earnings, depending on the eligible employee’s age and years of service, will be contributed to the eligible employee’s account each year beginning in 2006. In addition, for eligible employees who are age 50 or older on January 1, 2005, additional retirement contributions equal to 3% to 5% of eligible earnings, depending on the eligible employee’s age as of January 1, 2005, will be contributed to the eligible employee’s account each year beginning in 2006. This new program is subject to a five-year cliff vesting schedule, but gives credit for years of service earned prior to 2005.
      As of year-end 2005, Mr. Galli had four years and nine months of service, Mr. Roberts had four years and nine months, Mr. Robinson had four years and seven months, and Mr. Jahnke had 19 years and ten months under the Pension Plan. Mr. Ketchum and Mr. Marton do not participate in the Pension Plan.
      The SRP, which is funded by cost recovery life insurance, covers executive officers and other key executives, including the Named Officers. The SRP benefit adds to retirement benefits under the Pension Plan so that at age 65, a participant receives a maximum aggregate pension equal to 67% of his or her average compensation for the five consecutive years in which it was highest (multiplied by a fraction, the numerator of which is the participant’s years of credited service (not to exceed 25) and the denominator of which is 25), reduced by primary Social Security, the benefit received under the Pension Plan and the SRP Cash Account Benefit described below. Compensation includes base salary and bonus (unreduced for amounts deferred pursuant to the Newell 401(k) Plan, Newell Rubbermaid 2002 Deferred Compensation Plan and the Flexible Benefits Accounts Plan). Both the Pension Plan and the SRP provide a death benefit for surviving spouses and dependent children. The SRP also provides for an early retirement benefit upon attainment of age 60 with 15 years of vesting service under the Pension Plan equal to the age 65 retirement benefit described above, reduced by .5% for each month the benefits commence before age 65.
      Effective January 1, 2004, the Company implemented its Retirement Choice Program to provide retirement benefits that are more competitive with those offered by other businesses and to reduce the overall cost of providing such benefits. The Retirement Choice Program added a cash account feature whereby certain participants received a credit to their accounts under the Newell Rubbermaid 2002 Deferred Compensation Plan, generally equal to a one-time credit of the present value of the SRP benefit accrued as of December 31, 2003, plus future annual credits of 3-6% of compensation, depending on age and service (the “SRP Cash Account Benefit”). Participation in the SRP Cash Account Benefit is as follows: (i) participants with a title of President or above as of December 31, 2003 (which category includes each of the Named Officers other than Mr. Ketchum and Mr. Marton) accrue both a traditional SRP benefit and a SRP Cash Account Benefit, but the traditional SRP benefit is offset by the SRP Cash Account Benefit; (ii) participants who are hired with or promoted to a title of President or above on or after January 1, 2004, including Mr. Ketchum and Mr. Marton, participate in both features, with the traditional SRP benefit offset by the SRP Cash Account Benefit, except that the traditional SRP benefit is based on 50% of final average compensation and the cash account accruals equal 3-6% of the excess of compensation over the lesser of compensation recognized under the Pension Plan or the IRS compensation limit for qualified plans; (iii) participants with a title of Vice President as of December 31, 2003 could make a one-time election to participate in either the traditional SRP benefit or the SRP Cash Account Benefit; and (iv) participants with a title of Vice President who first become eligible for the SRP on or after January 1, 2004 participate in only the SRP Cash Account Benefit, at the same formula as participants who attain President status on or after January 1, 2004.
      A participant becomes vested in the traditional SRP benefit upon termination of employment on or after age 60, involuntary termination with 15 years of credited service or death during employment. A participant becomes vested in the SRP Cash Account Benefit at a rate of 10% after six years of credited service, and 10% after each additional year, with full vesting after 15 years, and vesting is accelerated upon death, disability or attainment of age 60 during employment. Other than the vesting provisions, the SRP Cash Account Benefit generally is subject to the same terms and conditions as employee deferrals under the 2002 Deferred Compensation Plan.
      As of year-end 2005, Mr. Ketchum had six months of credited service, Mr. Galli had 12 years and nine months, Mr. Roberts had four years and nine months, Mr. Marton had 12 months, Mr. Robinson had four years and seven months, and Mr. Jahnke had 19 years and ten months under the traditional SRP and the SRP Cash Account Benefit. Under the terms of his employment with the Company, Mr. Ketchum will be entitled to receive three years of credited service under the traditional SRP benefit and the SRP Cash Account Benefit for each year of his first five years of completed service, and then one year of credited service for each year of completed service thereafter. The additional years of service credited to Mr. Ketchum will be forfeited in the event his employment terminates prior to completing five years of service.
Employment Security Agreements
      The Company has Employment Security Agreements (the “Agreements”) with Mr. Ketchum, Mr. Roberts, Mr. Marton, Mr. Robinson, Mr. Jahnke, all other executive officers and certain other key employees (collectively, the “executives”). The Agreements provide for the continuation of an executive’s salary, bonus and certain employee benefits for a severance period of 24 months upon an involuntary termination of employment without “good cause,” or a voluntary termination of employment for “good reason,” occurring within 24 months after a “change in control” of the Company, or a voluntary termination of employment for any reason in the thirteenth month following such a change in control. Within 30 days after any such termination, the executive will receive a lump sum severance payment equal to two times the sum of (i) the executive’s annual base salary, determined as of the date of the change in control or, if higher, the date of employment termination, and (ii) the executive’s bonus, calculated by multiplying his base salary by his applicable payout percentage based on his job position held on the date of the change in control or, if higher, the date of employment termination, and assuming the attainment of performance goals at the 100% level.
      Following such a termination of employment, (i) the executive will receive all benefits accrued under the Company’s incentive and retirement plans, his termination will be considered a retirement under such plans, he will receive service credit under such plans for the 24-month severance period, and he will become fully vested under the Company’s SRP and SRP Cash Account Benefit and the Company’s 2002 Deferred Compensation Plan, (ii) all Company stock options held by the executive will become immediately exercisable and remain exercisable for a period of three years thereafter or, if shorter, the remaining term of the options, all restrictions on Company restricted stock held by the executive will lapse, and all performance goals on Company performance awards to the executive will be deemed satisfied in full, (iii) the executive and his spouse and eligible dependents will continue to be covered by all welfare plans of the Company during the severance period, until the executive is eligible for coverage under similar plans from a new employer, (iv) the Company will continue to reimburse the executive for automobile expenses during the severance period until he receives such reimbursement from a new employer, and (v) the executive will be eligible for six months of outplacement services.
      The Agreements provide for a gross-up payment to the executive to cover any excise and related income tax liability arising under Section 280G of the Internal Revenue Code as a result of any payment or benefit arising under the Agreements. If the executive dies during the severance period, all amounts payable during the remainder of the severance period will be paid to his surviving spouse, and such spouse will continue to be covered under all applicable welfare plans.
      The Agreements contain restrictive covenants that prohibit the executive from (i) associating with a business that is competitive with any line of business of the Company for which the executive provided services, without the Company’s consent and (ii) soliciting the Company’s agents and employees. These restrictive covenants remain in effect for a period of 24 months following any termination of employment.
CEO Separation Agreement
      On November 22, 2005, the Company entered into a Separation Agreement with Joseph Galli, Jr., the Company’s former President and Chief Executive Officer, in connection with his resignation by mutual agreement with the Board of Directors on October 16, 2005.
      Under the terms of the Separation Agreement, Mr. Galli will receive severance payments equal to two times his then current annual salary, with payments beginning May 1, 2006 and continuing until October 2007, and Mr. Galli was paid a bonus for 2005 equal to 120.6% of his then current annual salary. Mr. Galli is also entitled to continued vesting in previously granted outstanding stock options for three years following his resignation, with exercise permitted during 2008, and continued vesting in previously granted restricted stock awards for two years following his resignation. Vesting may be accelerated and earlier exercise permitted as a result of certain changes in control of the Company. All Company stock options and shares of restricted stock held by Mr. Galli that would not have vested on or prior to the third anniversary (in the case of options) or the second anniversary (in the case of restricted stock) of his resignation date were forfeited by Mr. Galli pursuant to the Separation Agreement.
      The Separation Agreement provides for the early payment to Mr. Galli of the vested portion of his accrued benefit under the SRP Cash Account Benefit on October 16, 2007 if he complies with the terms of the Separation Agreement through December 31, 2006. Mr. Galli also received payment of $775,000 in 2005 pursuant to the Separation Agreement as an additional retirement benefit. Mr. Galli will receive continued coverage under the Company’s medical plan at active employee rates, and continued participation in his medical reimbursement program, for 24 months following resignation, and reimbursement of up to $100,000 in outplacement expenses. Pursuant to the Separation Agreement, Mr. Galli received ownership of his Company car, mobile phone and computer.
      For two years following his resignation, Mr. Galli is prohibited from competing with the Company and from soliciting or hiring certain Company employees. Should he violate the terms of the Separation Agreement, including the confidentiality, noncompete and nonsolicitation provisions, further severance payments cease and all stock options and then unvested restricted stock will be forfeited. The Separation Agreement also contains a release of claims provision.

EQUITY COMPENSATION PLAN INFORMATION
      The following table summarizes information, as of December 31, 2005, relating to equity compensation plans of the Company under which the Company’s common stock is authorized for issuance.

Number of securities
remaining available for
	Number of securities to	Weighted-average	future issuance under
	be issued upon exercise of	exercise price of	equity compensation plans
	outstanding options,	outstanding options,	(excluding securities
	warrants and rights	warrants and rights	reflected in column (a))
Plan Category	(a)(1)	(b)	(c)(2)

Equity compensation plans approved by security holders	12,585,502	$26.16	6,562,672
Equity compensation plans not approved by security holders	—	—	—

Total	12,585,502	$26.16	6,562,672

(1)	The number shown in column (a) is the number of shares that, as of December 31, 2005, may be issued upon exercise of outstanding options under the stockholder-approved 2003 Stock Plan and 1993 Option Plan. In addition, as of December 31, 2005, there were 664,305 shares of common stock that may be issued upon exercise of outstanding stock options under Rubbermaid Incorporated plans with a weighted-average exercise price of $33.59.

(2)	The number shown in column (c) is the number of shares that, as of December 31, 2005, may be issued upon exercise of options and other equity awards granted in the future under the 2003 Stock Plan.

ORGANIZATIONAL DEVELOPMENT & COMPENSATION COMMITTEE
REPORT ON EXECUTIVE COMPENSATION
      The Organizational Development & Compensation Committee (the “Committee”) of the Board of Directors has furnished the following report on executive compensation to the stockholders of the Company.
      Compensation Philosophy and Policies. The Committee determines and makes recommendations to the Board of Directors concerning the compensation of the executive officers of the Company, including the Named Officers. The full Board of Directors reviews and approves all decisions of the Committee relating to compensation of the Company’s executive officers. Only independent members of the Board of Directors participate with respect to decisions relating to compensation of the Chief Executive Officer. The Committee has engaged Hewitt & Associates as its outside consultant to assist the Committee in reviewing the effectiveness and competitiveness of the Company’s executive compensation programs and policies.
      The Committee’s executive compensation philosophy and specific executive compensation plans tie a significant portion of executive compensation to the Company’s success in meeting specified profit targets and other performance goals and to appreciation in the Company’s stock price. The Committee’s compensation objectives include:

•	attracting and retaining the best possible executive talent;

•	motivating executive officers to achieve the Company’s performance objectives;

•	rewarding individual performance and contributions; and

•	linking executive and stockholder interests.
      The Company’s executive compensation consists of five key components:

•	base salary;

•	annual incentive compensation;

•	stock option awards;

•	restricted stock and performance share awards; and

•	supplemental retirement benefits.
      Each component is intended to complement the others and, taken together, to achieve the Company’s compensation objectives. In making its recommendations and decisions with respect to each element of executive compensation, the Committee considers the impact on the total value of these elements for each executive officer. To facilitate this approach, the Committee reviews a summary report, or “tally sheet,” reflecting the total dollar value of the compensation paid to its executive officers.
      With the assistance of its outside consultant, the Committee annually surveys the compensation practices of a group of more than 20 companies (the “Comparator Group”) and compares the Company’s executive compensation levels with those of the Comparator Group. This group represents the principal companies with which the Company believes it competes for executive talent. Several components of compensation paid to executive officers, including base salary and stock option awards, also reflect the Chief Executive Officer’s and/or the Committee’s evaluation of the executive’s individual performance.
      The Committee believes that a significant portion of the compensation provided to each executive officer should be linked to corporate performance. This philosophy is reflected in the Company’s compensation policies, which tie a significant portion of executive compensation to both the short-term and long-term performance of the Company. The Company bases cash bonus payouts, performance share grants and restricted stock awards on the Company’s annual performance using criteria such as total shareholder return, earnings, sales growth and cash flow.

      The Committee and the Board of Directors believe that stock ownership by management serves to align the interests of executives with stockholders and motivate executives to maximize the long-term performance of the Company and build shareholder value. As a result, a large portion of executive compensation for the Company consists of stock options, restricted stock and performance share awards under the Company’s 2003 Stock Plan. These grants reward executives for appreciation in the Company’s stock price, while the vesting schedule of stock options and restricted shares advance the goal of executive retention.
      Recently, the Committee and the Board of Directors made the decision to decrease the short-term, cash component, and to increase the long-term, equity based component, of executive compensation, in order to further align the interests of management with those of the Company’s stockholders and to increase incentives related to the long-term value and performance of the Company. As a consequence of this decision, the Board of Directors, upon recommendation by the Committee, adopted a Long-Term Incentive Plan (the “LTIP”) providing for the award of restricted shares to executives under the Company’s 2003 Stock Plan, and reduced the target payout percentages for executives under the Company’s Management Cash Bonus Plan (the “Bonus Plan”). Partly as a result of this change in compensation design, the Company is seeking stockholder approval of various amendments to the 2003 Stock Plan, including an increase in the number of shares available for equity awards, as described in this proxy statement under “Proposal 2—Approval of Amended and Restated Newell Rubbermaid Inc. 2003 Stock Plan”. Furthermore, the Board of Directors, upon recommendation of the Committee, has adopted stock ownership guidelines for directors and certain senior executives in order to encourage covered executives to maintain an appropriate equity stake in the Company.
      The Committee’s policies with respect to base salary, annual incentive awards and long-term incentive awards, including the bases for the compensation awarded to the Named Officers in 2005, are discussed below. The Committee’s policies with respect to retirement benefits are discussed in this proxy statement under the caption “Executive Compensation—Pension and Retirement Plans”.
      In October 2005, Joseph Galli, Jr. resigned as the Company’s President and Chief Executive Officer by mutual agreement with the Board of Directors. In connection with his resignation, the Company and Mr. Galli entered into a Separation Agreement described in this proxy statement under “Executive Compensation—CEO Separation Agreement.” During the remainder of 2005, Mark D. Ketchum, the Company’s current President and Chief Executive Officer, filled this role in an interim capacity. Mr. Ketchum was appointed as the Company’s President and Chief Executive Officer in February 2006. The compensation paid to Messrs. Galli and Ketchum in connection with each individual’s service as the Company’s President and Chief Executive Officer in 2005 is disclosed in this proxy statement under “Executive Compensation—Summary Compensation Table” and is discussed in this report.
      Base Salary. In the early part of each fiscal year, the Committee reviews and recommends to the Board (or the independent members of the Board, in the case of the Chief Executive Officer) the base salaries of the Company’s executive officers. The Committee reviews, with the assistance of its outside consultant, survey data available regarding salaries and other items of compensation provided to those persons holding comparable positions at companies within the Comparator Group as well as other companies included in the Standard & Poor’s 500 Index. The Committee establishes the base salary of each of the executive officers based upon such survey data, an evaluation of the individual performance of the executive officer and, in the case of executive officers other than the Chief Executive Officer, the recommendations of the Chief Executive Officer. The base salaries paid in 2005 to each of the Named Officers are shown in the “Salary” column of the Summary Compensation Table. Mr. Galli was paid an annualized base salary of $1,200,000 in 2005, while Mr. Ketchum received an annualized base salary of $1,000,000 for his service as interim Chief Executive Officer in 2005.
      Annual Incentive Compensation. Executive officers, including the Named Officers, are eligible to participate in the Bonus Plan. Cash payouts under the Bonus Plan are tied to the Company’s performance against objective criteria established by the Committee. For 2005, payments to executive officers were based on the Company’s cash flow and earnings per share, and, in the case of group presidents, the group’s cash flow and operating income. Bonus payouts earned by group presidents include a 50% component based on attainment of corporate performance goals and a 50% component based on attainment of group performance goals. In an effort to promote the Company’s sales growth objectives and to further align the interests of eligible employees with those of stockholders, corporate performance criteria under the Bonus Plan in 2006 will include the Company’s sales growth and total shareholder return (in comparison to the total shareholder return of companies within the Comparator Group), in addition to cash flow and earnings per share. Group performance criteria under the Bonus Plan in 2006 will include group sales growth, in addition to group cash flow and operating income.
      The bonus amount payable is a percentage of salary based upon a participant’s participation category and the level of attainment of the applicable performance goals. Performance below the target levels will result in lower or no bonus payments, and performance above the target levels will result in higher bonus payments. Under the Bonus Plan for 2005, if the applicable performance goal targets were achieved at a 100% level, the bonus payout to the Chief Executive Officer would equal 134% of salary (with the maximum bonus payable being 150% of salary). For other executive officers in 2005, if performance goal targets were achieved at a 100% level, the bonus payout would equal 100.5% of salary (with the maximum bonus payable being 120.6% of salary).
      For 2005, each of the Named Officers was awarded a bonus under the Bonus Plan, as shown above in the “Bonus” column of the Summary Compensation Table. Bonus payouts for 2005 to the executive officers ranged from 103.3% to 120% of target opportunities. Under the terms of his Separation Agreement, Mr. Galli received a bonus payment for 2005 of $1,447,200. In connection with his service as interim Chief Executive Officer, Mr. Ketchum was provided a bonus opportunity for 2005 equal to 25% of the bonus that would have been paid to him had he been employed as Chief Executive Officer for all of 2005. The bonus payment to Mr. Ketchum for 2005 was $335,000.
      Reflecting a decision to decrease the short-term cash component, and to increase the long-term equity based component of executive compensation, the Board of Directors, upon recommendation of the Committee, has reduced target payout levels under the Bonus Plan for 2006. At the same time, in order to appropriately reward truly outstanding results in the event performance goals are attained at a level substantially in excess of 100%, maximum payout percentages under the Bonus Plan have been increased for 2006. For the Chief Executive Officer in 2006, if the applicable performance goal targets are achieved at a 100% level, the bonus payout will equal 105% of salary (with the maximum bonus payout being 210% of salary). For all other executive officers in 2006, if the applicable performance goal targets are achieved at a 100% level, the bonus payout will equal 65% of salary (with the maximum bonus payout being 130% of salary).
      Stock Options, Restricted Stock Awards and Performance Share Awards. Long-term incentive awards to executive officers consist primarily of stock options and restricted stock awards. In 2005, the Company’s executive officers, including the Named Officers, were eligible to participate in the 2003 Stock Plan. Under the 2003 Stock Plan, the Committee recommended and the Board of Directors of the Company approved the grant of stock options to purchase common stock of the Company in 2005 based on an evaluation of each such officer’s performance, including satisfaction of the officer’s annual objectives. Options granted in 2005 under the 2003 Stock Plan have an exercise price equal to the fair market value of the common stock on the date of grant, become exercisable in annual cumulative installments of 20% of the number of options granted over a five-year period and have a maximum term of ten years. In addition to the annual grants, the Committee will from time to time recommend that the Board of Directors approve the grant of stock options to executive officers in circumstances such as a promotion or new hire or for retention purposes.
      Grants of stock options made in 2005 to the Named Officers are shown in the “Securities Underlying Options” column of the Summary Compensation Table. In 2005, in accordance with the terms of his employment, Mr. Galli received a grant of options to purchase 100,000 shares of common stock at an exercise price of $23.32, although options for 40,000 shares from this grant were forfeited by Mr. Galli due to the termination of his employment pursuant to the terms of his Separation Agreement. In connection with his service as interim Chief Executive Officer, Mr. Ketchum received a grant on November 9, 2005 of options to purchase up to 75,000 shares of Company stock at an exercise price of $22.81. Under the terms of this grant, if Mr. Ketchum’s employment with the Company terminates for any reason within one year of the grant date, he will forfeit a portion of the option based on the number of full and partial months in such one-year period during which he does not serve as President and Chief Executive Officer.
      In November 2004, the Committee recommended and the Board of Directors approved the LTIP, which provides a methodology for determining the number of restricted stock awards to be granted to certain participants under the 2003 Stock Plan, beginning with grants made in 2006, based on the Company’s total shareholder return and cash flow. Under this methodology, a participant will be granted shares with a fair market value on the date of grant equal to a percentage of salary, with the percentage of salary determined by the level of attainment of the applicable performance goals. The target, and maximum, value of restricted stock awarded to executive officers is equal to 100% of salary or, for the Chief Executive Officer beginning with grants made in 2007, 200% of salary. Performance below the specified shareholder return and cash flow levels will result in smaller or no restricted stock awards pursuant to the LTIP. The Committee used this methodology as a guideline for recommending restricted stock awards to executive officers, including the Named Officers, in February 2005. Grants of restricted stock awards made in 2005 to the Named Officers other than Mr. Ketchum, reflecting this methodology, are shown in the “Restricted Stock Awards” column of the Summary Compensation Table. Mr. Galli received an award of 33,512 shares of restricted stock, based on the LTIP guidelines, in 2005, although this award was forfeited in its entirety by Mr. Galli due to the termination of his employment pursuant to the terms of his Separation Agreement. The grants of restricted stock to each of the Named Officers in 2005 under the LTIP methodology represented 62.5% of target and maximum opportunities. The Committee will also from time to time recommend that the Board of Directors approve discretionary grants of restricted stock in other amounts under certain circumstances, such as a new hiring or promotion or for retention purposes. Shares of restricted stock granted in 2005 are subject to a risk of forfeiture and restrictions on transfer which lapse three years after the date of grant.
      In addition, executive officers, other than the Chief Executive Officer, received performance share awards in February 2006 under the 2003 Stock Plan. These awards were made to participating executive officers on a one-time basis in 2006. The performance share awards are intended to compensate participating executive officers for a temporary reduction of their overall target compensation that would otherwise be experienced by these executives prior to the vesting of their 2005 restricted stock awards in 2008, as a result of the reduction of target bonus payout percentages discussed above. These performance share awards will entitle the executive officers (other than Mr. Ketchum) to receive a grant of unrestricted stock of the Company on or before March 31, 2007 based upon attainment of the performance goals for 2006 under the Bonus Plan. Under these performance share awards, each executive officer will receive a number of shares having a market value equal to the amount obtained by multiplying (i) the percentage of the target cash bonus earned by the individual for 2006 (up to 100%), (ii) the individual’s base salary earned during 2006, and (iii) 35.5%, which reflects the reduction in each such individual’s target cash bonus percentage (as a percentage of salary) from 2005 to 2006.
      In November 2005, in connection with Mr. Ketchum’s service as interim President and Chief Executive Officer, the Board of Directors agreed to grant him in 2006 a performance share award under the 2003 Stock Plan. That grant, which was made in 2006, entitles him to receive up to 50,000 shares of unrestricted stock of the Company in 2007. The award will be based equally upon attainment of the performance goals for 2006 under the Bonus Plan and upon attainment of the individual performance criteria established by the Board of Directors. This award is in lieu of the award of performance shares made to other executive officers as described above.
      Stock Ownership Guidelines. In accordance with its continuing commitment to ensure an alignment of interests between management and stockholders, in 2005 the Board of Directors, upon recommendation by the Committee, adopted stock ownership guidelines that apply to the Company’s Chief Executive Officer, all management employees who report directly to the Chief Executive Officer (including the Named Officers), all Group level employees holding the title of President, and all non-employee Directors.

Under these guidelines, the Chief Executive Officer should maintain ownership of Company stock having a market value equal to three times his annual salary. Other executives should maintain ownership of Company stock having a value of twice their annual salaries, and non-employee Directors, including the Chairman of the Board, should maintain ownership of Company stock having a value of twice the annual cash retainer paid to Directors generally. These ownership targets will be reviewed from time to time by the Committee to determine whether they remain appropriate. All shares held directly or beneficially by covered individuals, including shares of restricted stock, count toward attainment of these targets, but unexercised stock options are not counted. Each participant is given a period of three years to achieve his or her respective ownership target. If a participant is promoted, the executive will have no less than three years to increase his or her holdings to meet the ownership requirements at the new level.
      Other Benefits. The Company provides certain other benefits to its executive officers that are not tied to performance criteria but are intended to constitute part of a competitive compensation program, including those described below.
      Company Transportation. The Committee and the Board encouraged the former Chief Executive Officer, Mr. Galli, to use Company-owned aircraft for personal as well as business travel, in order to make more efficient use of the Chief Executive Officer’s time and for security and safety purposes. Certain other Named Officers made limited use of Company aircraft in 2005 for personal purposes. Information concerning the incremental cost to the Company of personal use of Company aircraft by the Named Officers is included in the “Other Annual Compensation” column of the Summary Compensation Table set forth in this proxy statement. In November 2005, the Board, upon recommendation of the Committee, revised its policy regarding use of Company-owned aircraft to restrict personal travel on Company aircraft except in very limited circumstances, such as filling open seats on a business flight, or a family vacation that may be an adjunct of a business trip. Under this policy, personal travel unrelated to any business trip or purpose will result in the executive being charged the cost of operating the aircraft. In connection with his employment as interim Chief Executive Officer, the Company also permitted Mr. Ketchum to use Company-owned aircraft at no cost for the purpose of commuting to Atlanta, Georgia from his home. Given the interim nature of his position in 2005, the Committee considers such use of the aircraft by Mr. Ketchum to be a business rather than a personal use.
      The Company provides to its executive officers personal use of leased automobiles worth up to $80,000, in the case of the Chief Executive Officer, or $60,000, in the case of each of the other Named Officers. The incremental cost to the Company of providing personal use of leased automobiles to each of the Named Executives in 2005 is included in the “Other Annual Compensation” column of the Summary Compensation Table set forth in this proxy statement.
      Tax Services. During 2005, the Company reimbursed certain of the Named Officers for up to $7,450 of tax planning and tax return preparation services, which amounts are included in the “Other Annual Compensation” column of the Summary Compensation Table set forth in this proxy statement.
      Employment Security Agreements. The Company has entered into Employment Security Agreements with each of its executive officers and certain other key employees. These agreements, the terms of which are described in this proxy statement under “Executive Compensation—Employment Security Agreements,” provide for the payment of compensation and benefits to covered executives in the event of a termination of employment under certain circumstances following a change of control of the Company. The Committee believes that such protections are a valuable incentive for attracting and retaining top managers, and, in the event of an extraordinary corporate transaction, could prove crucial to the ability to retain top management through the transaction process. Furthermore, the agreements include non-competition and non-solicitation covenants that are binding on the covered executives and benefit the Company regardless of whether a change of control occurs.
      Supplemental Executive Retirement Plan. Each of the executive officers is eligible to participate in the SRP and/or the SRP Cash Account Benefit, which provide retirement benefits to covered executives as described in this proxy statement under “Executive Compensation—Pension and Retirement Plans.” The Committee believes that the design of the SRP and the SRP Cash Account Benefit offers competitive retirement benefits to covered executives, which fosters the goal of attracting and retaining executive talent.
      Deferred Compensation Plan. The Company’s 2002 Deferred Compensation plan is a non-qualified plan that allows a participating employee or director to defer receipt of his or her salary and bonus payments until the date or dates elected by the participant. The amounts deferred are invested in dollar-denominated accounts that mirror the gains or losses of several different investment funds, based on the investment choices of participants. The 2002 Deferred Compensation Plan does not offer any above-market rates of return to participants, and permits participating employees to defer up to 50% of salary and 100% of bonus into the plan. Accounts under the plan represent unsecured contractual commitments by the Company to pay the amounts due.
      Medical Reimbursement. Pursuant to his prior employment terms, Mr. Galli was reimbursed for uninsured medical expenses for members of his family. Payments made for such medical expenses totaled $89,438 in 2005.
      Compensation of the Chief Executive Officer. Based on the factors described above, and Mr. Ketchum’s qualifications and suitability for the position of Chief Executive Officer, with the approval of the Board of Directors, the Company entered into the following compensation arrangement for Mr. Ketchum in 2006:

•	Base salary of $1,200,000 per year.

•	Annual bonus opportunity under the Bonus Plan with a target payout equal to 105% of base salary and a maximum payout equal to 210% of base salary.

•	A Company-paid automobile lease for a vehicle worth up to $80,000.

•	Participation in the LTIP, with a target and maximum award of restricted stock equal to 200% of base salary. Mr. Ketchum’s first opportunity for an award of restricted shares under the LTIP will be in 2007, based on attainment of performance criteria for 2006.

•	Eligibility for an annual stock option award, with a target annual option award for 250,000 shares and a maximum annual option award for 400,000 shares. Such options will have an exercise price equal to the closing price of the Company’s stock on the date of grant and will vest at a rate of 20% per year over five years. Actual option awards will be determined by the Committee and the Board of Directors based on individual and Company performance. Mr. Ketchum’s first opportunity for an annual stock option award will be in 2007.

•	Participation in the SRP and SRP Cash Account Benefit. Mr. Ketchum will be entitled to receive three years of credited service under the SRP and SRP Cash Account Benefit for each year of his first five years of completed service, and then one year of credited service for each year of completed service thereafter. The additional years of service credited to Mr. Ketchum will be forfeited in the event his employment terminates prior to completing five years of service.

•	Participation in the Company’s 2002 Deferred Compensation Plan and benefit plans provided to Company employees generally.

•	A one-time grant on February 13, 2006 of a stock option under the Company’s 2003 Stock Plan to acquire 200,000 shares of common stock, with an exercise price of $23.62 and vesting at a rate of 20% per year over five years.

•	A one-time award on February 13, 2006 of 50,000 restricted shares under the Company’s 2003 Stock Plan, with a one-year cliff vesting period. This grant is subject to stockholder approval of the Company’s amended and restated 2003 Stock Plan, which permits a vesting period of less than three years. If such approval is not obtained, the award will be amended to provide for cliff vesting on the third anniversary of the grant date.

•	Participation in the Company’s executive relocation program.

      Deductibility. Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid to the chief executive officer and the four other most highly compensated officers of a public company to $1,000,000 per year, but contains an exception for certain “performance-based compensation”. Base salary and retirement benefits do not by their nature qualify as performance-based compensation under Section 162(m). Amounts paid under the Bonus Plan, stock options, restricted stock awards granted pursuant to the LTIP and performance share awards based on corporate performance criteria that are granted under the 2003 Plan generally qualify as fully deductible performance-based compensation. Restricted stock awards granted under the 2003 Plan outside of the LTIP and performance share awards based on individual or subjective criteria generally are not considered performance-based, and may not be fully deductible by the Company when the restrictions lapse and the shares are taxed as income to an executive officer while he or she is subject to Section 162(m). The Committee considers the tax deductibility of executive compensation as one factor to be considered in the context of its overall compensation philosophy and objectives. However, the Committee will not necessarily seek to limit executive compensation to amounts deductible under Section 162(m), since the Committee desires to maintain the flexibility to structure compensation programs that attract, retain and reward the best possible executive talent and promote the best interests of the Company and its shareholders.
      This report is submitted on behalf of the Organizational Development & Compensation Committee:

Thomas E. Clarke, Chairman
Michael T. Cowhig
Elizabeth Cuthbert Millett
Gordon R. Sullivan
Raymond G. Viault

CERTAIN BENEFICIAL OWNERS
      As of March 1, 2006, the only persons or groups that are known to the Company to be the beneficial owners of more than five percent of the outstanding common stock are:

	Amount and Nature of	Percent of
Name and Address of Beneficial Owner	Beneficial Ownership	Class Outstanding

T. Rowe Price Associates, Inc.	24,287,212	8.7%(1)
100 E. Pratt Street Baltimore, Maryland 21202
FMR Corp.	15,415,224	5.595%(2)
82 Devonshire Street Boston, Massachusetts 02109
Edward C. Johnson 3d	15,415,224	5.595%(2)
FMR Corp.
82 Devonshire Street Boston, Massachusetts 02109
Lord, Abbett & Co. LLC	13,902,741	5.05%(3)
90 Hudson Street Jersey City, NJ 07302

(1)	As reported in a statement on Schedule 13G filed with the SEC on February 14, 2006 by T. Rowe Price Associates, Inc. (“Price Associates”). These securities are owned by various individual and institutional investors, for which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(2)	As reported in a statement on Schedule 13G filed with the SEC on February 14, 2006 by FMR Corp. According to the filing, FMR Corp. has sole voting power over 420,134 of such shares and shared dispositive power over all 15,415,224 of such shares. Members of the Edward C. Johnson 3d family are the predominant owners of Class B shares of common stock of FMR Corp., representing 49% of the voting power of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders’ voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

(3)	As reported in a statement on Schedule 13G filed with the SEC on February 14, 2006 by Lord, Abbett & Co. LLC. According to the filing, Lord, Abbett & Co. LLC has sole voting and dispositive power over all 13,902,741 of such shares.

      The following table sets forth information as to the beneficial ownership of shares of common stock of each director, including each nominee for director, and each Named Officer and all directors and executive officers of the Company, as a group. Except as otherwise indicated in the footnotes to the table, each individual has sole investment and voting power with respect to the shares of common stock set forth.

Common Stock Beneficially Owned on March 1,
2006

Percent of Class
Name of Beneficial Owner	Number of Shares		Outstanding

Thomas E. Clarke	10,800(1	)(3)	*
Scott S. Cowen	23,057(1	)(2)(3)	*
Michael T. Cowhig	5,000(1	)(3)	*
Joseph Galli, Jr.	1,256,386(1	)(3)	*
Mark D. Ketchum	54,000(1	)(3)	*
William D. Marohn	27,832(1	)(3)	*
Elizabeth Cuthbert Millett	242,588(1	)(3)(4)	*
Cynthia A. Montgomery	17,700(1	)(3)	*
Allan P. Newell	1,386,166(1	)(3)	*
Steven J. Strobel	—		*
Gordon R. Sullivan	20,315(1	)(3)	*
Raymond G. Viault	15,900(1	)(3)	*
James J. Roberts	256,029(1	)(3)	*
Steven G. Marton	68,643(1	)(3)(5)	*
Timothy J. Jahnke	140,848(1	)(3)(5)	*
J. Patrick Robinson	140,548(1	)(3)(5)	*
All directors and executive officers as a group	2,700,531(1	)(3)(5)	1.0

*	Represents less than 1% of the Company’s outstanding common stock.

(1)	Includes shares issuable pursuant to stock options currently exercisable or exercisable within 60 days of March 1, 2006 as follows: Dr. Clarke, 4,800 shares; Mr. Ketchum, 2,000 shares; Mr. Cowhig, 2,000 shares; Dr. Cowen, 13,600 shares; Mr. Galli, 1,200,000 shares; Mr. Marohn, 13,600 shares; Ms. Millett, 13,600 shares; Dr. Montgomery, 13,600 shares; Mr. Newell, 13,600 shares; General Sullivan, 13,600 shares; Mr. Viault, 8,400 shares; Mr. Roberts, 178,339 shares; Mr. Marton, 14,000 shares; Mr. Robinson, 82,740 shares; Mr. Jahnke, 78,578 shares; and all directors and executive officers as a group, 688,553 shares.

(2)	Includes 1,220 shares owned by Dr. Cowen’s wife.

(3)	Includes shares of restricted stock granted pursuant to the 2003 Stock Plan as follows: Mr. Ketchum, 52,000 shares; Mr. Galli, 50,000 shares; Mr. Cowhig, 2,000 shares; each of Dr. Cowen, Dr. Clarke, Mr. Marohn, Ms. Millett, Dr. Montgomery, Mr. Newell, General Sullivan and Mr. Viault, 4,000 shares; Mr. Roberts, 76,690 shares; Mr. Marton, 53,810 shares; Mr. Robinson, 56,909 shares; and Mr. Jahnke, 54,946 shares; and all directors and executive officers as a group, 468,512 shares. All restrictions on such shares lapse on the third anniversary of the date of grant.

(4)	Includes 55,827 shares owned by Ms. Millett as custodian for her two children.

(5)	Includes shares held by the Newell 401(k) Plan over which each of the following persons has voting and investment power: Mr. Marton 707 shares; Mr. Robinson, 1,568 shares; Mr. Jahnke, 5,824 shares; and all directors and executive officers as a group, 13,369 shares.

COMMON STOCK PRICE PERFORMANCE GRAPH
      The following common stock price performance graph compares the yearly change in the Company’s cumulative total stockholder returns on its common stock during the years 2001 through 2005, with the cumulative total return of the Standard & Poor’s 500 Index and the Dow Jones Consumer Goods Index, assuming the investment of $100 on December 31, 2000 and the reinvestment of dividends (rounded to the nearest dollar).

	2000	2001	2002	2003	2004	2005

Newell Rubbermaid Inc.	$100	$125	$141	$110	$121	$123
S&P 500 Index	100	88	69	88	98	103
DJ Consumer Goods Index	100	103	99	120	134	137
      We caution you not to draw any conclusions from the data in this performance graph, as past results do not necessarily indicate future performance.

PROPOSAL 2—APPROVAL OF AMENDED AND RESTATED
NEWELL RUBBERMAID INC. 2003 STOCK PLAN
      The Board of Directors of the Company approved on February 8, 2006, subject to the approval of the stockholders, an amendment and restatement of the Newell Rubbermaid Inc. 2003 Stock Plan. The 2003 Stock Plan was initially approved by the stockholders on May 9, 2003 and provides for grants of stock options, stock awards and performance shares. The 2003 Stock Plan was previously amended on February 11, 2004 to limit its term to 10 years, so that no awards could be made under the plan on or after May 9, 2013.
      The 2003 Stock Plan has been amended and restated, effective as of February 8, 2006, to (i) expand the types of awards available under the plan, (ii) increase the number of shares available for issuance under the plan, (iii) eliminate limits on the aggregate number of shares that can be issued under the plan pursuant to particular types of awards, (iv) increase certain limits on the number of shares that can be issued to individual participants, (v) change the minimum vesting provisions from mandatory to default provisions that can be revised in the award agreements, (vi) extend the term of the plan to February 7, 2016 and (vii) make certain other changes as described herein. See “Description of Material Changes from Existing Plan” below for a detailed description of the amendments.
      If stockholder approval is not obtained, the terms of the 2003 Stock Plan in effect immediately prior to February 8, 2006 will continue to apply. In such case, any awards made under the terms of the 2003 Stock Plan after February 8, 2006 will be subject to the prior terms (and the award agreements amended accordingly), and any such awards not permitted under the prior terms will be cancelled.
      The 2003 Stock Plan is intended to recognize the contributions made to the Company by employees of the Company and its subsidiaries, to provide such persons with additional incentive to devote themselves to future success of the Company, and to improve the ability of the Company to attract, retain and motivate individuals. The 2003 Stock Plan also is intended as an additional incentive to members of the Board of Directors of the Company to serve on the Board and to devote themselves to the future success of the Company. In the Board’s view, the 2003 Stock Plan as amended and restated will provide greater flexibility in providing incentives to employees and directors and thus further serve the interests of the Company and its stockholders.
      In addition, the amendments to the 2003 Stock Plan facilitate recent changes in executive compensation design that the Board believes are in the best interests of the Company and its shareholders. The Board has made the decision to decrease the short-term cash component, and increase the long-term, equity based component, of executive compensation within the Company in order to further align the interests of management with those of stockholders and motivate executives to maximize the long-term performance of the Company and build stockholder value. As a result, the Board has reduced target payouts under the Company’s cash-based Bonus Plan, beginning in 2006, and has adopted a Long-Term Incentive Plan, which provides for the award of restricted shares to executives and is described in more detail below. One of the principal purposes of the amendments to the 2003 Stock Plan is to provide a sufficient number of available shares to enable the Company to implement this policy.
      The following is a summary of the 2003 Stock Plan as amended and restated. It is qualified in its entirety by reference to the full text of the 2003 Stock Plan, which is attached as Appendix B to this proxy statement. Stockholders are encouraged to review the 2003 Stock Plan carefully.
Description of the 2003 Stock Plan as Amended and Restated
      Number of Shares of Common Stock. The number of shares that may be issued under the 2003 Stock Plan as amended and restated has been increased from 15,000,000 to 32,436,840 shares. This amount includes the 6,562,672 shares remaining available for grant under the 2003 Stock Plan as of December 31, 2005, plus 17,436,840 new shares added to the share authorization and available for awards granted after February 8, 2006.

      Of these 32,436,840 shares, (i) the maximum number of shares issuable as stock options to any key employee in any calendar year is 2,000,000 (or 3,000,000 in the calendar year in which the employee’s employment commences), (ii) the maximum number of shares that may be used for awards (other than stock options) intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code (the “Code”) that may be granted to any participant in any calendar year is 500,000, (or, if an award is settled in cash, the fair market value of such shares on the date of settlement) and (iii) the maximum number of shares issuable as incentive stock options is 32,436,840.
      Shares issuable under the 2003 Stock Plan may be authorized but unissued shares or treasury shares. If for any reason there is a lapse, forfeiture, expiration, termination or cancellation of any award under the 2003 Stock Plan, the shares subject to such award will again be available for issuance. In addition, any shares subject to an award that are delivered to the Company by a participant, or withheld by the Company on behalf of such participant, as payment for an award or payment of withholding taxes due in connection with an award will again be available for issuance, and only the net number of shares delivered to the participant will count toward the number of shares issued under the 2003 Stock Plan. The number of shares issuable under the 2003 Stock Plan is subject to adjustment in the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction. In such case, the Board has the discretion to make adjustments as it deems necessary to preserve the intended benefits under the 2003 Stock Plan.
      No award granted under the 2003 Stock Plan may be transferred, except by will, the laws of descent and distribution, pursuant to a qualified domestic relations order, or as permitted by the Committee with respect to a non-qualified stock option transferred without value by the participant during his lifetime.
      Administration. The 2003 Stock Plan is administered by the Board, which has authority to delegate administration to the Organizational Development & Compensation Committee (the “Committee”), so long as the Committee is comprised of two or more directors who satisfy the “non-employee director” definition under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) and the “outside director” definition under Section 162(m) of the Code. The Board, or Committee, as applicable, has full authority to select the individuals who will receive awards under the 2003 Stock Plan, determine the form and amount of each of the awards to be granted, and establish the terms and conditions of awards. The Board or Committee may delegate to an officer of the Company its authority to grant awards to employees who are not subject to Section 16 of the Exchange Act or who are not “covered employees” under Section 162(m) of the Code. (To the extent such authority has been delegated, references in this summary to “Board” shall mean the Committee, or the officer of the Company.)
      The Board in its discretion may provide that any award granted under the 2003 Stock Plan will be subject to the attainment of performance goals, including those that qualify the award as “performance-based compensation” under Section 162(m) of the Code. Performance goals may be based on one or more business criteria, including, but not limited to, return on equity, earnings or earnings per share, the price of the common stock, return on assets, return on investment, cash flow, net income, expense management or revenue growth. Performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Board. The performance goals may be particular to one or more lines of business or subsidiaries or may be based on the performance of the Company and its subsidiaries as a whole. The performance goals may be identical for all participants for a given performance period or, at the discretion of the Board, may differ among participants.
      Eligibility. All non-employee directors of the Company and all employees of the Company designated as key employees for purposes of the 2003 Stock Plan are eligible to receive awards under the 2003 Stock Plan. As of March 1, 2006, all non-employee directors and approximately 350 key employees were eligible to participate in the 2003 Stock Plan.
      Award Agreements. Each award made under the 2003 Stock Plan will be evidenced by a written award agreement specifying the terms and conditions of the award as determined by the Board in its sole discretion. If a participant fails to enter into an award agreement at the request of the Board, then the award subject to the award agreement is subject to forfeiture and cancellation.
      Awards under the 2003 Stock Plan. The 2003 Stock Plan provides for discretionary awards of stock options, stock awards, stock units, performance shares, performance units and stock appreciation rights to key employees and for discretionary awards of stock options, stock awards and stock units to non-employee directors.
      Stock Options. The Board has the sole discretion to grant either non-qualified stock options or incentive stock options to key employees, and non-qualified stock options to non-employee directors. The Board has the discretion to set the terms and conditions applicable to the options, including the type of option, and the number of shares subject to the option, provided that (i) the exercise price of each option will be the closing sales price of the common stock on the date of grant (“fair market value”), (ii) unless otherwise provided in the award agreement, an option will vest 20% on each anniversary of the date of grant (although the Board has the discretion to accelerate the vesting date in the case of a key employee’s termination of employment, or a non-employee director’s termination of service on the Board, without cause), and (iii) each option will expire 10 years from the date of grant.
      In addition, an incentive stock option is subject to the following rules: (i) the aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which an incentive stock option is exercisable for the first time by a key employee during any calendar year (under all incentive stock option plans of the Company and its subsidiaries) cannot exceed $100,000, and if this limitation is exceeded, so much of the incentive stock option that does not exceed the applicable dollar limit will be an incentive stock option and the remainder will be a non-qualified stock option; (ii) if an incentive stock option is granted to a key employee who owns stock possessing more than 10% of the total combined voting power of all class of stock of the Company, the exercise price of the incentive stock option will be 110% of the closing price of the common stock on the date of grant and the incentive stock option will expire no later than five years from the date of grant; and (iii) no incentive stock option may be granted after 10 years from the date the 2003 Stock Plan was adopted.
      Restricted Stock Awards. Stock awards may be granted to key employees and non-employee directors under the 2003 Stock Plan, and consist of shares of common stock granted without any consideration from the participant or sold to the participant for appropriate consideration as determined by the Board. The number of shares awarded to each participant, and the terms and conditions of the award, will be at the discretion of the Board, provided that unless otherwise specified in the award agreement, none of the restrictions applicable to an award will lapse sooner than the third anniversary of the date of the award (although the Board has the discretion to accelerate the date as of which restrictions lapse in the case of a key employee’s termination of employment, or a non-employee director’s termination of service on the Board, without cause). Unless otherwise specified in the award agreement, a participant will be a stockholder with respect to the shares awarded to him, and will have the rights of a stockholder with respect to the shares, including the right to vote the shares and receive dividends on the shares (although the Board in its discretion can accumulate and hold the dividends until the restrictions on the shares lapse).
      The Board has approved the Company’s Long-Term Incentive Plan, or LTIP, which establishes a methodology for determining the number of shares of restricted stock of the Company to be awarded to participants under the 2003 Stock Plan. The number of shares of restricted stock awarded to participants is based upon attainment of performance goals relating to the Company’s total shareholder return and cash flow. For shares to be awarded in 2007 based on 2006 performance, 75% of the award is based upon the Company’s total shareholder return, and 25% of the award is based upon the Company’s cash flow. The target, and maximum, value of the restricted stock award to each key employee is either 25%, 75%, 100% or, in the case of the Company’s Chief Executive Officer, 200% of his or her base salary, depending on job position, and performance below the specified shareholder return and cash flow levels will result in smaller or no restricted stock awards. Once awarded pursuant to the LTIP, the stock is subject to a risk of forfeiture and restrictions on transfer which lapse three years after the date of the award. The Board will also from time to time approve discretionary grants of restricted stock in other amounts under certain circumstances, such as a new hiring or promotion, for retention purposes, or under other circumstances deemed appropriate by the Board.
      Restricted Stock Units. Stock units may be granted to key employees and non-employee directors under the 2003 Stock Plan. Each stock unit entitles the participant to receive, on a specified date or event set forth in the award agreement, one share of common stock of the Company or cash equal to the fair market value of one share on such date or event, as provided in the award agreement. The number of stock units awarded to each participant, and the terms and conditions of the award, will be at the discretion of the Board, provided that unless otherwise specified in the award agreement, none of the restrictions applicable to an award will lapse sooner than the third anniversary of the date of the award (although the Board has the discretion to accelerate the date as of which restrictions lapse in the case of a key employee’s termination of employment, or a non-employee director’s termination of service on the Board, without cause). Unless otherwise specified in the award agreement, a participant will not be a stockholder with respect to the stock units awarded to him prior to the date they are settled in shares of common stock. The award agreement may provide that until the restrictions on the stock units lapse, the participant will be paid an amount equal to the dividends that would have been paid had the stock units been actual shares (although the Board in its discretion can accumulate and hold such amounts until the restrictions on the stock units lapse).
      Performance Shares. Performance shares may be granted to key employees under the 2003 Stock Plan, subject to terms and conditions determined by the Board and based upon performance goals established by the Board. The Board will establish performance goals and targets for key employees for achievement of the performance goals, and, if the performance goals and targets are achieved for the designated performance period, will award shares of common stock or cash equal to the fair market value of such common stock on the date the goals and targets are achieved, as provided in the award agreement. None of the performance goals applicable to an award of performance shares will be deemed satisfied sooner than the date specified in the award agreement (although the Board has the discretion to accelerate the date as of which the performance shares are settled in the case of a key employee’s termination of employment without cause). Unless otherwise specified in the award agreement, a participant will not be a stockholder with respect to the performance shares awarded to him prior to the date they are settled in shares of common stock. The award agreement may provide that until the performance shares are settled in either shares of common stock or cash, the participant will be paid an amount equal to the dividends that would have been paid had the performance shares been actual shares (although the Board in its discretion can accumulate and hold such amounts until the performance shares are settled).
      Performance Units. Performance units may be granted to key employees under the 2003 Stock Plan, subject to terms and conditions determined by the Board. Each performance unit entitles the participant to receive an amount of cash as determined by the Board, upon attainment of performance goals established by the Board. None of the performance goals applicable to an award of performance units will be deemed satisfied sooner than the date specified in the award agreement (although the Board has the discretion to accelerate the date as of which the performance units are settled in the case of a key employee’s termination of employment without cause). A participant will not be a stockholder with respect to the performance units awarded to him.
      Stock Appreciation Rights. Stock appreciation rights may be awarded to key employees under the 2003 Stock Plan, subject to terms and conditions determined by the Board. Each right entitles the key employee to receive the difference between the fair market value of the common stock on the date of exercise of the right and the exercise price thereof, multiplied by the number of shares with respect to which the right is being exercised. Upon exercise, the stock appreciation right will be paid in cash or in shares of common stock (based upon the fair market value on the date of exercise) or a combination thereof, as set forth in the award agreement. The Board has the discretion to set the terms and conditions applicable to stock appreciation rights, provided that (i) the exercise price of each stock appreciation right will be 100% of the fair market value of the common stock on the date of grant, (ii) unless otherwise provided in the award agreement, a stock appreciation right will vest 20% on each anniversary of the date of grant (although the Board has the discretion to accelerate the vesting date in the case of a key employee’s termination of employment without cause) and (iii) unless otherwise provided in the award agreement, each stock appreciation right will expire 10 years from the date of grant.
      Payment of Stock Options and Withholding Taxes. The Board may make one or more of the following payment methods available for payment of any award, including the exercise price of a stock option: cash; cash received from a broker-dealer to whom the holder has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the award to pay the exercise price; delivery of previously acquired shares of common stock that are acceptable to the Board and that have an aggregate fair market value on the date of exercise equal to the exercise price; or certification of ownership by attestation of such previously acquired shares. In the event any withholding tax is required to be withheld in connection with an award, the Board may permit the holder of the award to satisfy the minimum required tax obligation by using one or more of the payment alternatives described above, and/or by directing the Company to withhold shares of common stock otherwise issuable in connection with the award having a fair market value equal to the amount required to be withheld.
      Provisions Relating to a “Change in Control” of the Company. Notwithstanding any other provision of the 2003 Stock Plan or any award agreement, in the event of a “Change in Control” of the Company, all outstanding awards will become fully exercisable, all restrictions applicable to all awards will terminate or lapse, and performance goals applicable to any award will be deemed satisfied at the highest target level. In addition, upon such Change in Control, the Board has sole discretion to provide for the purchase of any outstanding stock option, and the mandatory settlement of any outstanding stock appreciation right, for cash equal to the difference between the exercise price and the then fair market value of the common stock subject to the option or stock appreciation right had the option or stock appreciation right been currently exercisable, make such adjustment to any award then outstanding as the Board deems appropriate to reflect such Change in Control, and cause any such award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control. See Section 12 of the 2003 Stock Plan for the definition of “Change in Control.”
      Amendment of Award Agreements; Amendment and Termination of the 2003 Stock Plan. The Board may amend any award agreement at any time, provided that no such amendment may adversely affect the right of any participant under any agreement in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule.
      The Board may terminate, suspend or amend the 2003 Stock Plan, in whole or in part, from time to time, without the approval of the stockholders, unless such approval is required by applicable law, regulation or stock exchange rule, and provided that no amendment may adversely affect the right of any participant under any outstanding award in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule.
      Notwithstanding the foregoing, there shall be no amendment to the 2003 Stock Plan or any award agreement that results in the repricing of stock options.
      Awards Granted Under the 2003 Stock Plan. On February 13, 2006, the Board granted Mark D. Ketchum, President and Chief Executive Officer, an award under the amended and restated 2003 Stock Plan of 50,000 shares of restricted stock, with restrictions that will generally lapse one year after the date of grant (as of March 1, 2006, the award had a dollar value of $1,245,500), and of options to purchase 200,000 shares of common stock with an exercise price of $23.62 per share. Options to purchase 15,000 shares with exercise prices ranging from $23.86 to $24.80, and 3,500 shares of restricted stock, have been granted to other employees (none of whom are executive officers) under the amended and restated 2003 Stock Plan as of March 1, 2006. Options granted to date under the amended and restated 2003 Stock Plan become exercisable in annual cumulative installments of 20% of the number of options granted over a five year period, and, except for the shares granted to Mr. Ketchum, restricted shares granted to date under the amended and restated 2003 Stock Plan lapse three years after the date of grant.

      In addition, certain executives, including all current executive officers other than the Chief Executive Officer, received performance share awards in February 2006 under the 2003 Stock Plan. The performance share awards are intended to compensate participating executive officers for a temporary reduction of their overall target compensation that would otherwise be experienced by these executives prior to the vesting of their 2005 restricted stock awards in 2008, as a result of the reduction of target bonus payout percentages discussed above. These performance share awards will entitle the recipients to receive a grant of unrestricted stock of the Company on or before March 31, 2007 based upon attainment of the performance goals for 2006 under the Bonus Plan. Under these performance share awards, each executive officer will receive a number of shares having a market value equal to the amount obtained by multiplying (i) the percentage of the target cash bonus earned by the individual for 2006 (up to 100%), (ii) the individual’s base salary earned during 2006, and (iii) a percentage which approximately corresponds to the reduction in each such individual’s target cash bonus percentage (as a percentage of salary) from 2005 to 2006.
      In November 2005, in connection with Mr. Ketchum’s service as interim President and Chief Executive Officer, the Board of Directors agreed to grant him in 2006 a performance share award under the 2003 Stock Plan. That grant, which was made in 2006, entitles him to receive up to 50,000 shares of unrestricted stock of the Company in 2007. The award will be based equally upon attainment of the performance goals for 2006 under the Bonus Plan and upon attainment of the individual performance criteria established by the Board of Directors. This award is in lieu of the award of performance shares made to other executive officers as described above.
      As of March 1, 2006, a total of 11,304,800 stock options with exercise prices ranging from $19.11 to $29.39 have been granted under the 2003 Stock Plan since it was approved by stockholders on May 7, 2003. These grants (including grants made on February 8, 2006) are as follows: Mark D. Ketchum (President and Chief Executive Officer): 289,000; Joseph Galli, Jr. (former President and Chief Executive Officer): 200,000; James J. Roberts (Group President and Chief Operating Officer): 272,200; Steven G. Marton (Group President): 100,000; J. Patrick Robinson (Vice President—Chief Financial Officer): 142,500; Timothy J. Jahnke (Group President): 112,000; all current executive officers as a group: 1,525,200; and all non-employee directors as a group: 104,000. On March 1, 2006, the closing price of a share of the Company’s common stock on the New York Stock Exchange was $24.91.
      It is not possible at this time to determine the other awards that will be made after March 1, 2006 and in future years under the 2003 Stock Plan.
Description of Material Changes from Existing Plan
      The 2003 Stock Plan as amended and restated contains the following material changes from the 2003 Stock Plan as in effect prior to the amendment and restatement:
      Awards to Key Employees. In addition to providing for discretionary awards to key employees of stock options, stock awards and performance shares, the 2003 Stock Plan also provides for discretionary awards of stock units, performance units and stock appreciation rights.
      Awards to Non-Employee Directors. Prior to its amendment and restatement, the 2003 Stock Plan provided for awards to non-employee directors of stock options (for up to 20,000 shares at the time he or she was first elected or appointed and up to 5,000 shares at each annual meeting) and stock awards (of up to 2,000 shares at each annual meeting). As amended and restated, the 2003 Stock Plan provides for discretionary grants to non-employee directors of stock options, stock awards and stock units, and no longer contains these limits on the number of shares subject to the awards.
      Number of Shares Subject to Award. The number of shares issuable under the 2003 Stock Plan as amended and restated has been increased from 15,000,000 to 32,436,840. See “Number of Shares of Common Stock” above for a more detailed description of the shares issuable under the 2003 Stock Plan as amended and restated. In addition, the following limitations have been revised:

•	Awards Other than Stock Options: The 3,000,000 limitation on the maximum number of shares issuable pursuant to awards other than stock options has been eliminated.

•	Stock Options: The maximum number of shares issuable as stock options to any key employee in any calendar year has been increased from 500,000 (or 2,000,000 in the calendar year in which the employee’s employment commences) to 2,000,000 (or 3,000,000 in the calendar year in which the employee’s employment commences).

•	Incentive Stock Options: The maximum number of shares issuable as incentive stock options has been increased from 15,000,000 to 32,436,840 shares.
      The maximum number of shares that may be used for awards (other than stock options) intended to qualify as “performance-based compensation” under Code Section 162(m) granted to any participant in any calendar year remains unchanged at 500,000 shares. In the event that an award under the amended and restated 2003 Stock Plan intended to qualify as “performance-based compensation” is settled in cash, such award shall be limited to an amount equal to the Fair Market Value of 500,000 shares on the date on which the award is settled.
      Vesting. Prior to the 2003 Stock Plan’s amendment and restatement, restricted stock awards were subject to a minimum three-year vesting period, and stock options could not vest more rapidly than at a rate of 33 1/3 % on each anniversary of the date of grant (subject to discretionary acceleration upon termination of employment without cause). As amended and restated, the 2003 Stock Plan now provides that the minimum vesting periods for stock awards and options apply unless otherwise specified in the award agreement. Stock units and stock appreciation rights are also subject to similar vesting requirements unless otherwise specified in the award agreement. As a result, the vesting periods can be changed in an award agreement, and no minimum vesting period is required for any award.
      Term. The term of the 2003 Stock Plan has been extended from May 9, 2013 to February 7, 2016 (i.e., the end of the 10-year period following the date the Board approved the 2003 Stock Plan as amended and restated).
Summary of Federal Income Tax Implications of Participation in the 2003 Stock Plan
      The following is a summary of the federal income tax consequences of the 2003 Stock Plan. It is based on the federal tax laws and regulations currently in effect and existing administrative rulings of the Internal Revenue Service. Participants may also be subject to state and local taxes in connection with the grant of awards under the 2003 Stock Plan. Participants should consult with their individual tax advisers to determine the tax consequences associated with awards granted under the 2003 Stock Plan. This information may not be applicable to employees of foreign subsidiaries or to employees who are not residents of the United States.
      Non-Qualified Stock Options. A participant will not recognize any income at the time the participant is granted a non-qualified stock option. On the date the participant exercises the non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the option is exercised. The Company generally will receive a tax deduction for the same amount of ordinary income recognized by the participant. When the participant sells these shares, any gain or loss recognized by the participant is treated as either short-term or long-term capital gain or loss depending on whether the participant has held the shares more than one year.
      Incentive Stock Options. A participant will not recognize any income at the time the participant is granted an incentive stock option. If the participant is issued shares pursuant to the exercise of an incentive stock option, and if the participant does not make a disqualifying disposition of the shares within one year after the date of exercise or within two years after the date of grant, the participant will not recognize any income, for federal income tax purposes, at the time of the exercise. When the participant sells the shares issued pursuant to the incentive stock option, the participant will be taxed, for federal income tax purposes, as a long-term capital gain on any amount recognized by the participant in excess of the exercise price, and any loss sustained by the participant will be a long-term capital loss. No deduction will be allowed to the Company for federal income tax purposes. If, however, the participant sells the shares before the expiration of the holding periods, the participant will recognize ordinary income on the difference between the exercise price and the fair market value at exercise, and the Company generally will receive a tax deduction in the same amount. Upon exercise of an incentive stock option, the excess of the fair market value over the exercise price is an item of tax preference to the participant for purposes of determining the alternative minimum tax.
      In order to qualify as an incentive stock option, the option must be exercised within three months after the participant’s termination of employment for any reason other than death or disability and within one year after termination of the participant’s employment due to disability. If the option is not exercised within this time period, it will be treated as a non-qualified stock option and taxed accordingly.
      Stock Awards/ Units and Performance Shares/ Units. If the participant receives a stock award, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of the restriction period without forfeiture. A participant generally will recognize ordinary income when he receives shares or cash pursuant to the settlement of stock units, performance shares or performance units, provided that if the shares are subject to any restrictions on transfer, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of the restriction period without forfeiture. The amount of income the participant recognizes will be equal to the fair market value of the shares on such date, or the amount of cash received, less the amount paid by the participant for the shares. This amount will also be the participant’s tax basis for the shares. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the ordinary income is recognized. In addition, the holding period begins on the day the restrictions lapse, or the date the shares are received if not subject to any restrictions, for purposes of determining whether the participant has long-term or short-term capital gain or loss on a subsequent sale of the shares. The Company generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.
      If a participant who receives a stock award or performance shares subject to restrictions makes an election under Section 83(b) of the Code within 30 days after the date of the grant, the participant will have ordinary income equal to the fair market value on the date of grant, less the amount paid by the participant for the shares, and the participant will recognize no additional income until the participant subsequently sells the shares. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the ordinary income is recognized. When the participant sells the shares, the tax basis will be equal to the fair market value on the date of grant, less the amount paid by the participant for the shares and the holding period for capital gains purposes begins on the date of the grant. If the participant forfeits the shares subject to the Section 83(b) election, the participant will not be entitled to any deduction, refund, or loss for tax purposes (other than a capital loss with respect to the amount previously paid by the participant), and the Company will have to include the amount that it previously deducted from its gross income in the taxable year of the forfeiture.
      Stock Appreciation Rights. A participant will not recognize any income at the time of the grant of the stock appreciation right. Upon exercise of the stock appreciation right, the participant will recognize ordinary income equal to the amount received upon exercise. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the ordinary income is recognized. The Company generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.
      The Board of Directors recommends that you vote FOR the approval of the Newell Rubbermaid Inc. 2003 Stock Plan, as amended and restated effective February 8, 2006.

PROPOSAL 3—APPROVAL OF NEWELL RUBBERMAID INC.
EMPLOYEE STOCK PURCHASE PLAN
      The Board of Directors of the Company approved on February 8, 2006, subject to the approval of the stockholders, the Newell Rubbermaid Inc. Employee Stock Purchase Plan (the “Stock Purchase Plan”). The Stock Purchase Plan is intended to promote the interests of the Company by providing eligible employees with the opportunity to purchase shares of common stock of the Company at a 5% discount via payroll deductions. The Stock Purchase Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code, and if approved by stockholders, will be effective as of July 1, 2006.
      The following is a summary of the Stock Purchase Plan and is qualified in its entirety by reference to the full text of the Stock Purchase Plan, a copy of which is attached as Appendix C to this proxy statement.
Description of the Stock Purchase Plan
      Administration. The Board has appointed the Organizational Development & Compensation Committee of the Board of Directors (the “Committee”) as plan administrator. As plan administrator, the Committee has full authority to adopt administrative rules and procedures and to interpret the provisions of the Stock Purchase Plan.
      Share Reserve. The total number of shares of the Company’s common stock that may be purchased on behalf of participants under the Stock Purchase Plan is 5,000,000, and such shares will be obtained for use under the Stock Purchase Plan only through open market purchases.
      In the event that any change is made to the outstanding shares of the common stock (whether by reason of any stock split, stock dividend, recapitalization, exchange or combination of shares or other change affecting the outstanding common stock as a class without the Company’s receipt of consideration), the Committee will make appropriate adjustments to (i) the maximum number and class of securities that may be authorized for sale under the plan, (ii) the maximum number and class of securities purchasable per participant on any one purchase date, (iii) the maximum number and class of securities purchasable in total by all participants on any one purchase date, and (iv) the number and class of securities subject to each outstanding purchase right and the purchase price per share in effect thereunder. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the Stock Purchase Plan or the outstanding purchase rights thereunder.
      Offering Period and Purchase Rights. Shares of common stock will be offered under the Stock Purchase Plan through a series of successive offering periods (each not to exceed 24 months in length), at the end of which the shares of common stock will be purchased on behalf of participants. Unless otherwise determined by the Committee, the offering periods will run from the first business day in January to the last business day in June each calendar year and from the first business day in July to the last business day in December of each calendar year. The initial offering period will begin on July 3, 2006.
      At the time a participant joins an offering period, he will be granted a purchase right to acquire shares of common stock on the last day of the offering period. Any payroll deductions collected from the participant for each offering period will be automatically applied to the purchase of common stock at the end of that offering period (subject to certain limitations described below in the section entitled “Special Limitations”).
      Eligibility and Participation. Any individual who is employed by the Company or a participating affiliate for at least 30 days, and on a basis under which he is regularly expected to work for more than 20 hours per week for more than five months per calendar year, is eligible to participate in the Stock Purchase Plan.
      Each individual who is eligible to participate in the Stock Purchase Plan on the start date of any offering period may enter that offering period on such day. The Company estimates that, as of July 1,

2006, approximately 14,556 employees, including 10 executive officers, will be eligible to participate in the Stock Purchase Plan.
      Purchase Price. The purchase price of the shares of common stock purchased on behalf of each participant at the end of each offering period will be equal to 95% of the fair market value per share of the common stock on the last day of the offering period. The fair market value per share on any particular date under the Stock Purchase Plan will be deemed to be equal to the closing price per share on such date as reported on the New York Stock Exchange. On March 1, 2006, the closing price of the common stock on the New York Stock Exchange was $24.91 per share.
      Payroll Deductions and Stock Purchases. Prior to the beginning of an offering period, each participant may authorize periodic payroll deductions in any multiple of 1% up to a maximum of 15% (or such lower percentage as set by the Committee) of his or her total cash earnings to be used to purchase whole shares of common stock at the end of each offering period. A participant’s deduction authorization will continue to apply to subsequent offering periods until he terminates the authorization. A participant can reduce his or her deduction rate once during an offering period. A participant can only increase his or her deduction rate at the beginning of an offering period. Cash earnings of each participant include his or her base salary, overtime pay, bonuses, commissions and other incentive-based compensation and will be calculated before the deduction of any participant contributions under the Company’s 401(k) plan or cafeteria plan under Code Section 125. Cash earnings do not include any compensation received in connection with awards under the Newell Rubbermaid Inc. 2003 Stock Plan or any other equity-based plan.
      Payroll deductions will be credited to each participant’s account under the Stock Purchase Plan, and on each semi-annual purchase date (generally the last business day in June and December of each year), the accumulated payroll deductions of each participant will be applied to the purchase of whole shares of common stock based on the fair market value of such shares on that date. (No interest or earnings are credited to accounts during the offering period.)
      Payroll deductions not used to purchase a whole share of common stock generally will be held under the Stock Purchase Plan and used to purchase common stock on the next purchase date (except that if such amount cannot be used to purchase shares because the limit on the number of shares that can be purchased under the Stock Purchase Plan would be exceeded, the amount will be refunded).
      Special Limitations. The Stock Purchase Plan imposes certain limitations upon a participant’s right to acquire shares of common stock, including the following:

•	A participant cannot purchase more than $25,000 worth of shares (based on the fair market value of the shares at the beginning of each offering period) for each calendar year.

•	A participant cannot purchase stock under the Stock Purchase Plan if the participant would, as of the beginning of the offering period, own or hold outstanding options or other rights to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.
      In addition, prior to the beginning of an offering period, the Committee has the discretion to establish limitations on the number of shares of common stock that can be purchased by participants individually or in the aggregate.
      Withdrawal Rights and Termination of Employment. A participant may withdraw from the Stock Purchase Plan at any time prior to the last day of an offering period, and, at his or her election, the accumulated payroll deductions will either be applied to the purchase of shares at the end of the offering period or refunded to the participant. If the participant does not make such an election, the accumulated payroll deductions will be refunded. Upon the participant’s cessation of employment or loss of eligible employee status, payroll deductions will automatically cease, and any payroll deductions which the participant may have made for the offering period in which such cessation of employment or loss of eligibility occurs will be immediately refunded to the participant.

      Plan Accounts. Common Stock purchased on behalf of a participant will be held in an account maintained under the Stock Purchase Plan. A participant may request a distribution of shares held in his account at any time, provided that the Committee may in its discretion require shares to be held in a brokerage account established at a brokerage firm designated by the Committee until the earlier of the date the participant sells or transfers ownership of the shares or the expiration of the disqualifying disposition period for those shares (i.e., two years after the first day of the offering period in which the shares were purchased and one year after the purchase date).
      Stockholder Rights. No participant will have any stockholder rights with respect to the shares of common stock covered by his or her purchase rights until the shares are actually purchased on the participant’s behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.
      Assignability. Purchase rights are not assignable or transferable by the participant, and may be exercised only by the participant.
      Share Pro-ration. Should the total number of shares of common stock to be purchased pursuant to outstanding purchase rights exceed the number of shares then available for sale under the Stock Purchase Plan, the Committee will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis and will refund the accumulated payroll deductions of each participant that are not used to purchase the pro-rata amount of shares allocated to the participant.
      Amendment and Termination. Unless terminated sooner by the Board, the Stock Purchase Plan will terminate upon the earliest of (a) the tenth anniversary of February 8, 2006, the date on which the plan was approved by the Board, (b) the date on which all shares of common stock available to be sold are sold pursuant to exercised purchase rights, or (c) the date on which occurs a change in control (as defined in the Stock Purchase Plan). Upon termination of the Stock Purchase Plan, no further purchase rights shall be granted or exercised, no further payroll deductions shall be collected under the Stock Purchase Plan, and all amounts collected from participants during the offering period in which the Stock Purchase Plan terminates shall be refunded to participants.
      The Board may at any time alter, suspend or terminate the Stock Purchase Plan. However, the Board may not, without stockholder approval, (a) increase the number of shares of common stock that may be sold under the Stock Purchase Plan, (b) reduce the purchase price, or (c) modify the requirements for eligibility to participate in the Stock Purchase Plan.
      Plan Benefits. No purchase rights will be granted and no shares of common stock will be purchased under the Stock Purchase Plan unless the plan is approved by stockholders.
Summary of Federal Income Tax Implications of Participation in the Stock Purchase Plan
      The following is a summary of the federal income tax consequences of the Stock Purchase Plan. It is based on the federal tax laws and regulations currently in effect and existing administrative rulings of the Internal Revenue Service. Participants may also be subject to state and local taxes in connection with the purchase of common stock under the Stock Purchase Plan. Participants should consult with their individual tax advisers to determine the tax consequences associated with purchases of common stock under the Stock Purchase Plan. This information may not be applicable to employees of foreign subsidiaries or to employees who are not residents of the United States.
      The Stock Purchase Plan is intended to be an employee stock purchase plan within the meaning of Section 423 of the Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized by the participant until there is a sale or other disposition of the shares of common stock acquired under the Stock Purchase Plan or in the event the participant should die while still owning the purchased shares.

      If the participant sells or otherwise disposes of the purchased shares of common stock within two years after the start date of the offering period in which such shares were acquired or within one year after the purchase date of such shares, the participant will recognize ordinary income in the year of the sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeds the purchase price paid for those shares, and the Company will be entitled to an income tax deduction for the taxable year in which the sale or disposition occurs, equal in amount to such excess. The participant’s basis in those shares will be increased by the amount of ordinary income recognized on the sale or disposition. The participant will recognize capital gain (or loss) on the disposition or sale of those shares to the extent the amount realized by the participant on the sale or disposition exceeds (or is less than) the participant’s basis in those shares.
      If the participant sells or disposes of the purchased shares of our common stock more than two years after the start date of the offering period in which the shares were acquired and more than one year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeds the purchase price paid for those shares, or (ii) the amount by which the fair market value of the shares on the date the purchase right was granted exceeds the purchase price paid for the shares. Any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.
      If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price, or (ii) the difference between the fair market of the shares on the date the purchase right was granted and the purchase price paid for the shares will constitute ordinary income in the year of death.
      The Board of Directors recommends that you vote FOR the approval of the Newell Rubbermaid Inc. Employee Stock Purchase Plan.

AUDIT COMMITTEE REPORT
      The Audit Committee of the Board of Directors has furnished the following report to stockholders of the Company in accordance with rules adopted by the Securities and Exchange Commission.
      The Audit Committee, which is appointed annually by the Board of Directors, currently consists of four directors, all of whom are “independent directors” and meet the other qualification requirements under the applicable rules of the New York Stock Exchange. The Audit Committee acts under a written charter which was most recently approved by the Board of Directors on November 9, 2005 and which is attached as Appendix A to this proxy statement.
      In accordance with rules adopted by the Securities and Exchange Commission, the Audit Committee of the Company states that:

•	The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2005.

•	The Audit Committee reviewed and discussed with Ernst & Young LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented (“Communications with Audit Committees”).

•	The Audit Committee received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), as currently in effect, and has discussed with Ernst & Young LLP the independent accountant’s independence from the Company.
      Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.
      This report is submitted on behalf of the members of the Audit Committee:

Scott S. Cowen, Chairman
Allan P. Newell
Gordon R. Sullivan
Raymond G. Viault

PROPOSAL 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Appointment of Independent Registered Public Accounting Firm
      The Audit Committee has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the year 2006. Representatives of Ernst & Young LLP are expected to be present at the annual meeting to answer appropriate questions and, if they so desire, to make a statement. If the stockholders should fail to ratify the appointment of the independent registered public accounting firm, the Audit Committee would reconsider the appointment.
      The Board of Directors recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year 2006.
Fees of Independent Registered Public Accounting Firm for 2005 and 2004

	Amount of Fees	Amount of Fees
	Billed by Ernst &	Billed by Ernst &
	Young LLP in	Young LLP in
	Fiscal Year 2005	Fiscal Year 2004
Description of Fees	(In millions)	(In millions)

Audit Fees(1)	$4.9	$7.2
Audit-Related Fees(2)	0.5	0.8
Tax Fees(3)	0.1	0.9
All Other Fees(4)	—	—

(1)	Includes fees for professional services rendered for the audit of the Company’s annual consolidated financial statements and assessments of internal control over financial reporting for the fiscal year, reviews of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, statutory audits required internationally and for other services that only an independent accountant can reasonably provide.

(2)	Includes fees for professional services rendered related to audits of employee benefit plans, accounting consultations and performance of due diligence on acquisitions and divestitures.

(3)	Includes fees for tax services, including tax compliance, tax advice and tax planning.

(4)	Includes the aggregate fees for products and services other than those reported above.
Pre-Approval Policies and Procedures of the Audit Committee
      The Audit Committee has adopted a Policy for Pre-Approval of Audit and Non-Audit Services Provided by External Audit Firm. The Policy sets forth the procedures and conditions for pre-approving audit and permitted non-audit services to be performed by the independent auditor responsible for auditing the Company’s consolidated financial statements or any separate financial statements that will be filed with the SEC.
      This Policy provides that the Audit Committee may either pre-approve proposed audit and non-audit services provided by the Company’s independent auditor on a categorical basis, without consideration of specific services, or on a case-by-case basis. Non-audit services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor, including, among other things, due diligence services pertaining to potential business acquisitions and dispositions, certain consultations concerning financial accounting and reporting standards, financial statement audits of employee benefit plans, SAS 70 reports and closing balance sheet audits pertaining to Company dispositions. In determining whether to pre-approve a service, the Policy requires the Audit Committee to consider whether the particular service is sufficiently described so that the Audit Committee can make a well-reasoned assessment of the impact of the service on the auditor’s independence and so that the pre-approval does not result in a delegation to management of the Audit Committee’s responsibility. Additionally, the Audit Committee must consider whether the provision of each service (a) places the independent auditor in the position of auditing its own work, (b) results in the independent auditor acting as management or an employee of the Company or (c) places the independent auditor in a position of being an advocate for the Company. Pursuant to the Policy, the Company may not under any circumstances engage the independent auditor to provide any service that is prohibited by applicable law.
      For the fiscal year ended December 31, 2005, no Audit-Related Fees, Tax Fees or Other Fees disclosed above were approved in reliance on the exceptions to pre-approval requirements set forth in 17 CFR 210.2-01(c)(7)(i)(C).
      The Audit Committee of the Company’s Board of Directors has considered whether the provision of non-audit services by Ernst & Young LLP for the fiscal year ended December 31, 2005 is compatible with maintaining such auditor’s independence.

PROPOSAL 5—REDEEM OR VOTE POISON PILL
      RESOLVED: Shareholders request that our Board adopt a rule that our Board will redeem any current or future poison pill unless such poison pill is submitted to a shareholder vote, as a separate ballot item, as soon as may be practicable.
      William Steiner, 112 Abbottsford Gate, Piermont, NY 10968 submitted this proposal.(1)
Pills Entrench Current Management
      “Poison pills...prevent shareholders, and the overall market, from exercising their right to discipline management by turning it out. They entrench the current management, even when it’s doing a poor job. They water down shareholders’ votes and deprive them of a meaningful voice in corporate affairs.”
      “Take on the Street” by Arthur Levitt, SEC Chairman 1993-2001
Progress Begins with One Step
      It is important to take one step forward in our corporate governance and adopt the above RESOLVED statement since our 2005 governance standards were not impeccable. For instance in 2005 it was reported:

•	The Corporate Library (TCL), an independent investment research firm in Portland, Maine rated our company
          “D” in CEO Compensation.
          “D” in Litigation and Regulatory Problems.

•	We were allowed to vote on individual directors only once in 3-years—Accountability concern. (A shareholder proposal to remedy this won our 77% yes-vote at our 2005 annual meeting. Our board has essentially ignored our approval vote.)

•	We had to marshal an awesome 75% shareholder vote to make certain key governance changes— Entrenchment concern.
      Additionally:

•	Mr. Cowen was rated a “problem director” because he chaired the director nomination committee at Forest City Enterprises, which received a Board Composition grade of “F” by The Corporate Library.

•	Cumulative voting was not allowed.

•	Our directors were still protected by a poison pill with a 15% threshold.
      I believe these sub-optimal governance examples reinforce the reason to adopt the above RESOLVED statement to improve our corporate governance.
      If a poison pill makes our stock difficult to sell—the value of our stock could suffer.
Redeem or Vote Poison Pill
Yes on 5

      (1) Mr. Steiner’s share ownership will be furnished by the Company promptly upon receipt of an oral or written request therefor.

Board of Directors Statement in Opposition to Stockholder Proposal
The Board of Directors opposes this proposal and recommends that you vote AGAINST it for the following reasons.
      The Board of Directors, based on a thorough review and analysis, has determined that establishing a requirement that the Company seek stockholder approval for the maintenance of the Company’s rights plan (the “Rights Plan”) or the adoption of any new rights plan would limit the ability of the Board of Directors to respond to a potential takeover of the Company. Accordingly, and for the reasons set forth below, the Board of Directors believes that the continued existence of the Rights Plan is in the best interests of the stockholders and the Board of Directors recommends that you vote against the stockholder’s proposal. The Rights Plan is not intended to, and will not, prevent a takeover of the Company for consideration that is in the best interests of stockholders, nor is it expected that the Rights Plan will deter a prospective acquirer who is willing to negotiate in good faith with the Board of Directors.
      We believe you should consider the following about the Rights Plan:

•	Establishing a requirement that the Rights Plan be submitted to a stockholder vote would not be in the best interests of all of the Company’s stockholders, since it may allow potential acquirers or short-term investors to influence the outcome of such vote in a manner that would benefit their interests exclusive of what may be in the best interests of all stockholders.

•	The Rights Plan is designed to enhance stockholder value in the event of a proposed hostile takeover of the Company.

•	The Rights Plan gives the Board of Directors flexibility to prevent coercive takeover tactics, discourage inadequate offers and identify higher bidders, while not precluding a takeover offer.

•	Multiple studies have concluded that stockholders of firms with rights plans receive higher takeover premiums than those without such plans.

•	Many companies see rights plans as an important stockholder protection. Of the approximately 2,000 companies that the Investor Responsibility Research Center (IRRC) tracks, which include all of the S&P Super 1,500 companies, more than half maintain rights plans.
Best Interests of All Stockholders
      The Board of Directors does not believe that submitting the Rights Plan to a stockholder vote would be in the best interests of all of the Company’s stockholders. Such action could allow potential acquirers or short-term investors to influence the outcome of the vote in a manner that would benefit their interests at the expense of other stockholders. In contrast, the Board of Directors has the responsibility to take the interests of all stockholders into account.
      The purpose of the Rights Plan is to protect stockholders against potential unfair and inequitable consideration offered during a takeover attempt. The Rights Plan does not prevent potential acquirers from making offers, nor is it a deterrent to a stockholder’s initiation of a proxy contest. Instead, it encourages any potential acquirer to negotiate directly with the Board of Directors.
Rights Plan Enhances Stockholder Value
      Because hostile acquirers are interested in buying a company for as little as possible, the Rights Plan was adopted to maximize stockholder value in the event of a proposed takeover of the Company. In addition, the Rights Plan is designed to prevent coercive tactics such as:

•	creeping accumulations of stock that do not provide stockholders with a control premium and relegate stockholders to a minority position;

•	partial tender offers (under which a bidder acquires only a controlling interest and no more); and

•	two-tiered tender offers (which pay a certain price for a controlling interest and a lower price for the remainder of the company’s stock).
      In addition, the Company believes that the Rights Plan enhances stockholder value by allowing the Board of Directors to review a takeover proposal in a careful and rational manner in order to determine whether the Board believes the proposal adequately reflects the value of the Company and is in the best interests of all of the Company’s stockholders. Furthermore, since under the applicable tender offer rules a tender offer can be open for as few as 20 business days, other potential acquirers would know that the Company is under pressure to find an alternative to the unsolicited bid and, therefore, lacks full bargaining power.
      Finally, the Rights Plan discourages inadequate and insufficient offers and encourages the bidder to negotiate with the Board of Directors so that it may ensure that all stockholders receive full value.
Studies Support the Benefit of a Rights Plan
      The current Rights Plan was adopted only after a review of the global mergers and acquisitions market and a review of premiums paid to target companies with rights plans compared with those without such plans. This review, as well as studies performed in 1997 and 2001 by JP Morgan and 1997 by Georgeson & Company (a nationally recognized proxy solicitation firm), indicated that stockholders of firms with rights plans receive higher takeover premiums than those without such plans. An additional study indicated that rights plans particularly increase takeover premiums for companies that, like Newell Rubbermaid, have an independent board of directors. See J. Cotter, Journal of Financial Economics 43:195–218 (1997). The Georgeson & Company studies also found that after examining 319 transactions between 1992 and 1996, companies with rights plans receive higher takeover offers—typically 8% higher—than companies without rights plans.
      Because of these reasons, many large public companies have a rights plan, including more than half of the S&P 500 companies and many of the companies in our peer group, such as Snap-On Incorporated, The Stanley Works and Tupperware Brands Corporation.
Vote Against Proposal
      In conclusion, we believe that establishing a requirement that the Company seek stockholder approval for the maintenance of the Rights Plan or the adoption of any new rights plan could seriously weaken the Company’s negotiating position in a hostile situation and leave us less able to maximize stockholder value.
      We also believe that the Company’s Rights Plan is in the best interests of our stockholders. Redeeming the Rights Plan would leave stockholders vulnerable in the event of an unsolicited coercive offer and, in our view, potentially reduce the long-term value for all stockholders. For these reasons, we believe that the stockholder proposal is not in the best interest of the Company and our stockholders.
      The Board of Directors recommends a vote AGAINST this proposal.

PROPOSAL 6—REPEAL CLASSIFIED BOARD
      On behalf of the Boards of Trustees of the New York City Pension Funds (whose addresses and share ownership will be furnished promptly by the Company upon receipt of an oral or written request therefor), William C. Thompson, Jr., Comptroller, City of New York, submitted the following proposal:
SHAREHOLDER PROPOSAL
REPEAL CLASSIFIED BOARD
Submitted by William C. Thompson, Jr., Comptroller, City of New York, on behalf of the Boards of Trustees of the New York City Pension Funds
      “BE IT RESOLVED, that the stockholders of Newell Rubbermaid, Inc. request that the Board of Directors take the necessary steps to declassify the Board of Directors and establish annual elections of directors, whereby directors would be elected annually and not by classes. This policy would take effect immediately, and be applicable to the re-election of any incumbent director whose term, under the current classified system, subsequently expires.
SUPPORTING STATEMENT
      We believe that the ability to elect directors is the single most important use of the shareholder franchise. Accordingly, directors should be accountable to shareholders on an annual basis. The election of directors by classes, for three-year terms, in our opinion, minimizes accountability and precludes the full exercise of the rights of shareholders to approve or disapprove annually the performance of a director or directors.
      In addition, since only one-third of the Board of Directors is elected annually, we believe that classified boards could frustrate, to the detriment of long-term shareholder interest, the efforts of a bidder to acquire control or a challenger to engage successfully in a proxy contest.
      We urge your support for the proposal to repeal the classified board and establish that all directors be elected annually.”
Board of Directors Statement in Opposition to Stockholder Proposal
The Board of Directors opposes this proposal and recommends that you vote AGAINST it for the following reasons.
      The Company’s current classified board structure has been in place since it was overwhelmingly approved by the stockholders in 1985. At that time, a substantial majority of the Company’s stockholders agreed with the Board of Directors that dividing the directors into three classes and providing for staggered three-year terms would best serve the long-term interests of the Company and its stockholders. The Board of Directors believes that the classified board structure continues to promote the best interests of the Company’s stockholders.
      The Company’s classified board structure is designed to promote continuity and stability of leadership. Electing directors to staggered three-year terms helps ensure that a majority of the Company’s directors have prior experience with, and knowledge of, the Company’s business and strategy. The Board of Directors believes that this continuity and stability facilitates the Company’s ability to maximize both short- and long-term stockholder value. Directors who have experience with the Company and knowledge of its business and strategic plans are a valuable resource and are well-positioned to make fundamental decisions in the best interests of the Company and its stockholders. The Board of Directors believes this benefit is particularly important in a Company like ours, which has multiple lines of business and is involved in the ongoing implementation of transformational strategic initiatives.
      The Board of Directors further believes that the benefits of the current classified board structure do not come at the cost of directors’ accountability to stockholders. The Company’s directors are required to uphold their fiduciary duties to the Company and its stockholders, regardless of the length of their term of office. In addition, the Board of Directors is comprised nearly entirely of independent directors and has an overall governance structure that recently earned the Company high governance ratings. In the view of the Board of Directors, it is factors such as these which best ensure that all of the Company’s directors remain accountable to the stockholders. The Board of Directors also observes that a large number of well-respected companies have classified boards, including numerous companies within the Company’s peer group and more than half of the S&P 500 companies.
      Having a classified board structure also operates to give the Board of Directors adequate time to consider a takeover offer, explore alternatives and negotiate the best price for all of the Company’s stockholders. The Board of Directors believes that having a classified board strongly encourages a person seeking to obtain control of the Company to negotiate mutually agreeable terms with the Board of Directors because at least two annual meetings will be required to effect a change in control of the Board. The delay established by the classified board structure provides the Board of Directors with greater leverage to evaluate the adequacy and fairness of any takeover proposal, to negotiate on behalf of all stockholders and to consider alternative methods of maximizing stockholder value. It is important to note, however, that although the Company’s classified board can enhance the leverage of the Board of Directors in seeking a course of action in the best interests of stockholders, the classified board would not preclude a person from ultimately taking control of the Company.
      Approval of this stockholder proposal would not automatically eliminate the Company’s classified board structure, which is set forth in the Company’s Certificate of Incorporation. Further action by the Board of Directors, and subsequently the stockholders, would be required to amend the Company’s Certificate of Incorporation in order to declassify the Board of Directors. Under the Certificate of Incorporation, a 75% vote of the shares having voting power with respect to the proposal would be required for such an amendment. While the Board of Directors would consider the merits of such an amendment, it would do so consistent with its fiduciary duty to act in a manner it believes to be in the best interest of the Company and all of its stockholders.
      The Board of Directors takes the views of the stockholders seriously and recognizes that a significant number of votes cast at the 2005 annual meeting supported a similar proposal. The Board of Directors, with the assistance of outside legal counsel, carefully considered this year’s proposal and the arguments both in favor of and in opposition to classified boards of directors.
      Following review and deliberation, the Board of Directors concluded that the Company’s classified board structure continues to promote the best interests of the Company’s stockholders.
      The Board of Directors recommends a vote AGAINST this proposal.
SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE REPORTING
      Based solely upon a review of reports on Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and written representations from the officers and directors that no other reports were required, the Company believes that all of such reports were filed on a timely basis by executive officers and directors during 2005, except that Mr. Galli filed a late Form 4 with respect to a stock option grant and that Ms. Millett filed a late Form 4 on November 3, 2005 with respect to shares that were gifted to her on December 14, 2004.

STOCKHOLDER PROPOSALS AND DIRECTOR
NOMINATIONS FOR 2007 ANNUAL MEETING
      To be considered for inclusion in next year’s proxy materials, stockholder proposals to be presented at the Company’s 2007 annual meeting must be in writing and be received by the Company no later than December 4, 2006. At the 2007 annual meeting, the Company’s management will be able to vote proxies in its discretion on any proposal not included in the Company’s proxy statement for such meeting if the Company does not receive notice of the proposal on or before February 17, 2007.
      Any stockholder wishing to nominate a candidate for election as a director at the Company’s 2007 annual meeting must notify the Company in writing no later than February 8, 2007. Such notice must include appropriate biographical information and otherwise comply with the requirements of the Company’s restated certificate of incorporation relating to stockholder nominations of directors.
      Notices of intention to present proposals and director nominations at the 2007 annual meeting or requests in connection therewith should be addressed to Newell Rubbermaid Inc., 10B Glenlake Parkway, Suite 300, Atlanta, Georgia 30328, Attention: Corporate Secretary.
SEC REPORTS
      A copy of the Company’s 2005 annual report on Form 10-K (including the financial statements and financial statement schedules), as filed with the Securities and Exchange Commission, may be obtained without charge upon written request to the office of the Corporate Secretary of the Company at 10B Glenlake Parkway, Suite 300, Atlanta, Georgia 30328. A copy of the Company’s Form 10-K and other periodic filings also may be obtained under the “SEC Filings” link on the Company’s website at www.newellrubbermaid.com and from the Securities and Exchange Commission’s EDGAR database at www.sec.gov.
OTHER BUSINESS
      The Board of Directors does not know of any business to be brought before the annual meeting other than the matters described in the notice of annual meeting. However, if any other matters properly come before the annual meeting or any adjournment or postponement of the annual meeting, each person named in the accompanying proxy intends to vote the proxy in accordance with his judgment on such matters.

By Order of the Board of Directors,

Dale L. Matschullat
Vice President—General Counsel &
Corporate Secretary
April 3, 2006

Appendix A
NEWELL RUBBERMAID INC.
Audit Committee Charter
Purpose
      The purpose of the Newell Rubbermaid Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of the Company in fulfilling its legal and fiduciary obligations to oversee:
      (a) The integrity of the Company’s financial statements,
      (b) The Company’s compliance with legal and regulatory requirements,
      (c) The qualifications and independence of the Company’s independent auditors,
      (d) The performance of the Company’s internal audit function and independent auditors, and
      (e) The company’s overall risk management profile and the Company’s process for assessing significant business risks.
      The Committee also prepares the audit committee report required to be included in the Company’s annual proxy statement under the applicable rules of the Securities and Exchange Commission (the “SEC”).
Committee Membership
      The Committee shall consist of three or more directors designated by the Board, all of whom shall be “independent” under the Company’s corporate governance guidelines and the applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and rules and regulations of the SEC and The New York Stock Exchange, Inc. (the “NYSE”). Committee members may be removed or replaced by the Board at any time. Each of the members of the Committee shall be “financially literate” or shall become “financially literate” within a reasonable period of time of his or her appointment to the Committee, and at least one member of the Committee shall have accounting or related financial management expertise, as such qualifications are interpreted by the Board in its reasonable business judgment. At least one member of the Committee shall also be an “audit committee financial expert,” as defined under the Exchange Act and applicable SEC rules, at all times following the date that disclosure of the presence or absence of such a “financial expert” on the Committee is required under applicable SEC rules. No member of this Committee may simultaneously serve on the audit committees of more than two other public companies unless the Board determines that such simultaneous service will not impair the ability of the director to fulfill his or her obligations as a member of this Committee. Any such determination shall be disclosed in the Company’s annual meeting proxy statement.
Meetings
      The Committee shall meet with such frequency as it deems necessary to fulfill its responsibilities, but no less often than quarterly. The Committee shall also meet separately, on a periodic basis, with management, with the Company’s internal auditors and with its independent auditors. Meetings may take place in person or by teleconference, videoconference or other means of electronic communication permitted under Delaware law. The Committee may invite the Company’s independent auditors, outside counsel, or any officer or employee of the Company to attend any Committee meeting in order to provide information or advice in connection with the matters to be addressed at the meeting.
Authority and Responsibilities
      The Committee’s responsibility is one of oversight. Although the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate or are in accordance with generally accepted accounting principles. These are the responsibilities of management and the independent auditors. Nor is it the duty of the Committee to assure the compliance of the Company or its employees with laws and regulations or with the Company’s Code of Conduct & Business Ethics.

A.	Responsibilities regarding the independent auditors
      The Committee, to the extent it deems necessary or appropriate, shall:
      1. Have the sole authority to retain and terminate the independent auditors.
      2. Be directly responsible for overseeing the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.
      3. Review and pre-approve (a) all engagements in connection with audit, review and attest services required under the securities laws, and (b) subject to the provisions of the Exchange Act, any non-auditing services to be provided by the independent auditors, including the terms of the engagement and fees paid to the independent auditors, subject to the de minimus exception under the Exchange Act for the provision of non-auditing services that are approved by the Committee before the completion of the audit. The Committee may delegate to a subcommittee of one or more of its members the authority to pre-approve auditing and permitted non-auditing services. Any decision by such subcommittee to pre-approve auditing or non-auditing services shall be presented to the full Committee for its approval at its next scheduled meeting.
      4. Evaluate, at the time of the engagement and periodically thereafter, the independence of the independent auditors and report its conclusions to the Board. In connection with such evaluation, the Committee shall require the independent auditors to deliver at least annually a formal written statement delineating all relationships between the independent auditors and the Company and addressing at least the matters set forth in Independence Standards Board Standard No. 1, as such standard may be amended, supplemented or replaced, and shall discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the auditors.
      5. Ask the Company’s independent accountants to confirm, each year before work is begun on the audit of the Company’s financial statements, that the persons who are serving as “audit partners,” as defined in applicable SEC rules, in connection with such audit have complied with applicable SEC rules relating to audit partner rotation. The Committee shall also consider, as part of its annual review of the independence of its independent auditors, whether or not there should be a regular rotation of the independent auditing firm.
      6. Meet with the independent auditors before each audit to discuss the planning and staffing of the audit.
      7. Evaluate the performance of the independent auditors and the lead partner and report its conclusions to the Board. In connection with such evaluation, the Committee shall obtain, at least annually, from the independent auditors a report that describes (a) the independent auditors’ internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review or peer review of the independent auditor or by any inquiry or investigation by any governmental or professional authority respecting one or more independent audits conducted by the independent auditor, and (c) any steps taken to address those issues. The Committee shall also solicit and take into account the opinions of management and of the Company’s internal auditors.
      8. Establish policies, consistent with applicable SEC rules, for hiring employees or former employees of the independent auditors who participated in the audit of the Company’s financial statements.

B.	Responsibilities regarding oversight of the internal audit function
      The Committee, to the extent it deems necessary or appropriate, shall:
      1. Discuss with the independent auditors and management any issues relating to the responsibilities, budget and staffing of the Company’s internal audit function.
      2. Review the appointment and periodically evaluate the performance of the senior internal auditing executive, who shall have direct access to the Committee.
      3. Review the performance of the internal audit function and ensure there are no inappropriate restrictions or limitations on the scope of their work.
      4. Discuss the adequacy of the Company’s internal control over financial reporting with internal audit.
      5. Meet at least quarterly with the senior internal auditing executive to discuss any matters the Committee or internal audit believe should be discussed privately.
      6. Review any material reports to management prepared by the internal auditors.

C.	Responsibilities regarding oversight of the financial statements, financial disclosure and the annual external audit
      The Committee, to the extent it deems necessary or appropriate, shall:
      1. Review and discuss with management and the independent auditors:

a. The Company’s annual audited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to the filing of each Form 10-K.

b. The Company’s quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to the filing of each Form 10-Q.

c. The Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee will not necessarily review in advance each earnings release or each instance in which the Company may provide earnings guidance, but may instead discuss more generally the types of information to be disclosed and the type of presentation to be made.

d. Major financial reporting issues and critical judgments and estimates made in connection with the preparation of the financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies.

e. Analyses prepared by management and/or the independent auditors on the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

f. The Committee report to be included in the Company’s proxy statement for the Company’s annual meeting of stockholders.
      2. Prior to the filing of any audit report with the SEC, obtain and discuss reports from the independent auditors on:

a. All critical accounting policies and practices used and judgments made in connection with the preparation of the Company’s financial statements.

b. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.

c. Any other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
      3. Review any disclosures made to the Committee by the Company’s chief executive officer and chief financial officer in connection with their certification of any Form 10-K or Form 10-Q concerning (a) any significant deficiencies in the design or operation of, or any material weaknesses in, the Company’s internal controls, (b) any fraud involving management or other employees who have a significant role in the Company’s internal controls, and (c ) management’s assessment of the adequacy and effectiveness of the Company’s internal control system, including information technology security and control and the special audit steps adopted in light of any material control deficiencies.
      4. After the completion of the annual audit examination, review with management and the independent auditors:

a. The results of the audit and the independent auditors’ report on the financial statements.

b. The matters required to be discussed with the independent auditors by Statement of Auditing Standards No. 61 relating to the conduct of the audit, as such standard may be amended, supplemented or replaced, including any audit problems or difficulties and management’s response. Such discussion shall include a discussion of (i) any restrictions on the scope of the independent auditors’ activities or access to requested information, (ii) any significant disagreements with management, and (iii) any communications between the audit team and the independent auditors’ national office respecting auditing or accounting issues presented by the engagement.

c. Any other matters about the audit procedures or findings that generally accepted accounting standards require the auditors to discuss with the Committee.
      5. Determine whether or not to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

D.	Oversight of Company’s compliance with legal and regulatory requirements
      The Committee, to the extent it deems necessary or appropriate, shall:
      1. Discuss with management and the independent auditors any correspondence with the SEC, the NYSE or other regulatory or self-regulatory agency relating to the Company’s financial reporting obligations, including any comment letters received from the SEC on the Company’s financial statements and the Company’s proposed response to those comments.
      2. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.
      3. Develop and recommend to the Board, for its approval, a code of ethics for the Company’s senior financial officers that complies with the requirements of the Exchange Act and applicable SEC rules and recommend to the Board, from time to time, for its approval, any revisions and changes to the code that the Committee believes are necessary or advisable.
      4. Discuss with the Company’s General Counsel and outside counsel, as appropriate, any litigation or other legal matters that may have a material effect on the Company’s financial statements or its compliance policies.

      5. Review procedures for monitoring compliance by the Company’s employees with the Company’s Code of Business Conduct & Ethics and advise the Board of any material compliance problems identified by the Committee as the result of such procedures.
      6. Establish procedures for periodic review of the Company’s retirement plans and any related trusts and advise the Board of the results of such reviews.
      7. Consider the results of any review by the internal auditors or the independent auditors of officers’ expense accounts and perquisites (including use of corporate assets).
      8. Obtain from the independent auditors confirmation that they have not become aware of any illegal acts that are required to be disclosed to the Committee under the Exchange Act.

E.	Review of risk management
      The Committee, to the extent it deems necessary or appropriate, shall:
      1. Review and discuss with management, the internal auditors and the independent auditors the Company’s guidelines and policies to govern risk assessment and risk management.
      2. Review and discuss with management, the internal auditors and the independent auditors the Company’s major risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies and guidelines.
      3. Review and discuss with management, the internal auditors and the independent auditors the status of the security for the Company’s electronic data processing information systems and the general security of the Company’s people, assets, and information systems.
      4. Request management, the internal auditors and the independent auditors to identify significant financial risk exposures of the Company and review and discuss with management and the independent auditors management’s steps to minimize such financial risk exposures, including review of the status of the Company’s financial instruments.

F.	Other obligations
      The Committee, to the extent it deems necessary or appropriate, shall:
      1. Review and reassess this charter annually and recommend to the Board, for its approval, any revisions and changes the Committee believes are necessary or advisable.
      2. Conduct an annual review of its own performance.
      3. Discharge any other duty or responsibility assigned to the Committee by the Board.
      4. Report, at each Board meeting, on Committee activities.
Resources
      The Committee shall have the authority to engage, at the Company’s expense and without the approval of the Board or management, such outside legal, accounting and other advisors as it deems necessary or appropriate to carry out its duties.
Delegation to Subcommittees
      The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of one or more Committee members, whether or not such delegation is expressly contemplated by this charter.

Appendix B
NEWELL RUBBERMAID INC.
2003 STOCK PLAN
As Amended and Restated
Effective February 8, 2006
Section 1.     Purpose.
      1.1     The Newell Rubbermaid Inc. 2003 Stock Plan (the “Plan”) was initially approved by the stockholders of Newell Rubbermaid Inc. (the “Company”), and became effective, on May 7, 2003. The Plan was amended effective as of May 12, 2004. The Plan is hereby amended and restated, effective as of February 8, 2006, subject to approval by the stockholders of the Company at the Company’s annual meeting of stockholders to be held on May 9, 2006. All references to the “Plan” shall be to the Plan as amended and restated effective as of February 8, 2006, as described herein.
      1.2     The purpose of the Plan is to recognize the contributions made to the Company and its Subsidiaries by Key Employees of the Company and its Subsidiaries and Non-Employee Directors of the Company, to provide such persons with additional incentive to devote themselves to the future success of the Company and its Subsidiaries, and to improve the ability of the Company and its Subsidiaries to attract, retain and motivate individuals, by providing such persons with the opportunity to acquire or increase their proprietary interest in the Company through receipt of Awards of or relating to Common Stock of the Company, including Stock Options, Stock Awards, Stock Units, Performance Shares and Stock Appreciation Rights. The Plan also provides for awards of Performance Units.
Section 2.     Definitions.
      As used in the Plan, the following terms shall have the meanings set forth below:
      2.1     “Award” means any award or benefit granted under the Plan, including Stock Options, Stock Awards, Stock Units, Performance Shares, Performance Units and Stock Appreciation Rights.
      2.2     “Award Agreement” means, as applicable, a Stock Option Agreement, Stock Award Agreement, Stock Unit Agreement, Performance Share Agreement, Performance Unit Agreement, Stock Appreciation Right Agreement, or another agreement evidencing an Award granted under the Plan.
      2.3     “Board” means the Board of Directors of the Company, or the Committee, to the extent the Board has delegated authority as described in Section 3.1 of the Plan.
      2.4     “Change in Control” has the meaning set forth in Section 12 of the Plan.
      2.5     “Code” means the Internal Revenue Code of 1986, as amended from time to time.
      2.6     “Committee” means the Organizational Development and Compensation Committee of the Board or such other committee as may be designated by the Board from time to time to administer the Plan.
      2.7     “Common Stock” means the Common Stock, par value $1.00 per share, of the Company.
      2.8     “Company” means Newell Rubbermaid Inc., a Delaware corporation.
      2.9     “Director” means a director of the Company.
      2.10     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
      2.11     “Fair Market Value” means the closing sales price of the Common Stock on the New York Stock Exchange Composite Tape (as reported in The Wall Street Journal).
      2.12     “Incentive Stock Option” or “ISO” means a Stock Option granted under Section 6 of the Plan that meets the requirements of Section 422(b) of the Code or any successor provision.

      2.13     “Key Employee” means an employee of the Company or any Subsidiary who is selected to participate in the Plan in accordance with Sections 3 and 4. A Key Employee may also include a person who is granted an Award (other than an Incentive Stock Option) in connection with the hiring of the person prior to the date the person becomes an employee of the Company or any Subsidiary, provided that such Award shall not vest prior to the commencement of employment.
      2.14     “Non-Employee Director” means a Director who is not an employee of the Company or a Subsidiary.
      2.15     “Non-Qualified Stock Option” or “NSO” means a Stock Option granted under Section 6 of the Plan that is not an Incentive Stock Option.
      2.16     “Participant” means any Key Employee selected to receive an Award under the Plan and each Non-Employee Director.
      2.17     “Performance Share” means a grant of a right to receive shares of Common Stock or cash under Section 9 of the Plan.
      2.18     “Performance Unit” means a grant of a right to receive cash under Section 10 of the Plan.
      2.19     “Plan” means the Newell Rubbermaid Inc. 2003 Stock Plan, as amended and restated effective as of February 8, 2006.
      2.20     “Stock Appreciation Right” or “SAR” means a right granted under Section 11 of the Plan.
      2.21     “Stock Award” means a grant of shares of Common Stock under Section 7 of the Plan.
      2.22     “Stock Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted under Section 6 of the Plan.
      2.23     “Stock Unit” means a right to receive shares of Common Stock or cash under Section 8 of the Plan.
      2.24     “Subsidiary” means an entity of which the Company is the direct or indirect beneficial owner of not less than 50% of all issued and outstanding equity interest of such entity.
Section 3.     Administration.
      3.1     The Board.
      The Plan shall be administered by the Board, except that the Board may delegate administration to the Committee, to the extent that the Committee is comprised of at least two members of the Board who satisfy the “non-employee director” definition set forth in Rule 16b-3 under the Exchange Act and the “outside director” definition under Section 162(m) of the Code and the regulations thereunder. For purposes of the Plan, the term “Board” shall refer to the Board or, to the extent such authority has been delegated to the Committee, the Committee.
      3.2     Authority of the Board.
      (a) The Board, in its sole discretion, shall determine the Key Employees to whom Awards will be granted, the time or times at which Awards will be granted to Participants, the form and amount of each Award, the expiration date of each Award, the time or times within which the Awards may be exercised or otherwise settled, the cancellation of the Awards and the other limitations, restrictions, terms and conditions applicable to the grant of the Awards. The terms and conditions of the Awards need not be the same with respect to each Participant or with respect to each Award.
      (b) The Board may delegate its authority to grant Awards to Key Employees and to determine the terms and conditions thereof to such officer of the Company as it may determine in its discretion, on such terms and conditions as it may impose, except with respect to Awards to officers subject to Section 16 of the Exchange Act or officers who are or may be “covered employees” as defined in Section 162(m) of the

Code, or to the extent prohibited by applicable law, regulation or rule of a stock exchange on which the Common Stock is listed.
      (c) The Board may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Awards granted hereunder, shall be final and conclusive for all purposes and upon all persons.
      (d) No member of the Board or the Committee shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee shall constitute service as a Director so that the members of the Committee shall be entitled to indemnification and reimbursement as Directors of the Company pursuant to the Company’s Restated Certificate of Incorporation and By-Laws.
      3.3     Performance Goals.
      (a) The Board may, in its discretion, provide that any Award granted under the Plan shall be subject to the attainment of performance goals, including those that qualify the Award as “performance-based compensation” within the meaning of Section 162(m) of the Code. Performance goals may be based on one or more business criteria, including but not limited to: (i) return on equity; (ii) earnings or earnings per share; (iii) Common Stock price; (iv) return on assets; (v) return on investment; (vi) cash flow; (vii) net income; (viii) expense management; or (ix) revenue growth. Performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Board. In addition, performance goals may be adjusted for any events or occurrences (including acquisition expenses, extraordinary charges, losses from discontinued operations, restatements and accounting charges and restructuring expenses), as may be determined by the Board. Performance goals may be particular to one or more lines of business or Subsidiaries or may be based on the performance of the Company and its Subsidiaries as a whole.
      (b) With respect to each performance period established by the Board, (i) the Board shall establish such performance goals relating to one or more of the business criteria selected pursuant to Section 3.3(a) of the Plan, and (ii) the Board shall establish targets for Participants for achievement of performance goals. The performance goals and performance targets established by the Board may be identical for all Participants for a given performance period or, at the discretion of the Board, may differ among Participants. Following the completion of each performance period, the Board shall determine the extent to which performance goals for that performance period have been achieved and shall authorize the award of shares of Common Stock or cash, as applicable, to the Participant for whom the targets were established, in accordance with the terms of the applicable Award Agreements.
Section 4.     Eligibility and Awards.
      4.1     Participants.
      Participants shall consist of all Non-Employee Directors and the Key Employees whom the Board may designate from time to time to receive Awards under the Plan. Non-Employee Directors may participate in, and receive Awards under, the Plan only in accordance with the provisions of Sections 6, 7 and 8 of the Plan.
      4.2     Awards.
      The following types of Awards may be granted under the Plan, either alone or in combination with other Awards: (a) Stock Options; (b) Stock Awards; (c) Stock Units; (d) Performance Shares; (e) Performance Units; and (f) Stock Appreciation Rights.

      4.3     Award Agreements.
      Each Award shall be evidenced by a written Award Agreement specifying the terms and conditions of the Award. In the sole discretion of the Board, the Award Agreement may condition the grant of an Award upon the Participant’s entering into one or more of the following agreements with the Company: (a) an agreement not to compete with, or solicit the customers or employees of, the Company and its Subsidiaries which shall become effective as of the date of the grant of the Award and remain in effect for a specified period of time following termination of the Participant’s employment with the Company; (b) an agreement to cancel any employment agreement, fringe benefit or compensation arrangement in effect between the Company and the Participant; and (c) an agreement to retain the confidentiality of certain information. Such Award Agreement or other agreement may contain such other terms and conditions as the Board shall determine, including provisions for the Participant’s forfeiture of an Award in the event of the Participant’s noncompliance with the provisions of such Award Agreement or other agreement. If the Participant shall fail to enter into any such agreement at the request of the Board and within any period specified by the Board, then the Award granted or to be granted to such Participant shall be forfeited and cancelled.
Section 5.     Shares of Common Stock Subject to Plan.
      5.1     Total Number of Shares.
      (a) The total number of shares of Common Stock that may be issued under the Plan shall be 32,436,840. Such shares may be either authorized but unissued shares or treasury shares, and shall be adjusted in accordance with the provisions of Section 5.3 of the Plan.
      (b) The number of shares of Common Stock delivered by a Participant or withheld by the Company on or after February 8, 2006 on behalf of any such Participant as full or partial payment of an Award, including the exercise price of a Stock Option or of any required withholding taxes, shall once again be available for issuance pursuant to subsequent Awards, and shall not count towards the aggregate number of shares of Common Stock that may be issued under the Plan. Any shares of Common Stock subject to an Award outstanding or made on or after February 8, 2006 may thereafter be available for issuance pursuant to subsequent Awards, and shall not count towards the aggregate number of shares of Common Stock that may be issued under the Plan, if there is a lapse, forfeiture, expiration, termination or cancellation of any such prior Award for any reason (including for reasons described in Section 4.3), or if shares of Common Stock are issued under such Award and thereafter are reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof.
      5.2     Shares Under Awards.
      Of the 32,436,840 shares of Common Stock authorized for issuance under the Plan pursuant to Section 5.1:
      (a) The maximum number of shares of Common Stock as to which a Key Employee may receive Stock Options in any calendar year is 2,000,000, except that in the case of a Key Employee who is granted Stock Options in connection with his or her commencement of employment with the Company or a Subsidiary, the maximum number of shares of Common Stock as to which such Key Employee may receive Stock Options in the calendar year in which his or her commencement of employment occurs is 3,000,000.
      (b) The maximum number of shares of Common Stock that may be used for Awards other than Stock Options that are intended to qualify as “performance based” in accordance with Section 162(m) of the Code that may be granted to any Key Employee in any calendar year is 500,000, or, in the event the Award is settled in cash, an amount equal to the Fair Market Value of such number of shares on the date on which the Award is settled.
      (c) The maximum number of shares of Common Stock that may be subject to Incentive Stock Options is 32,436,840.

      The numbers of shares described herein shall be as adjusted in accordance with Section 5.3 of the Plan.
      5.3     Adjustment.
      In the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction, the Board shall make such adjustments as it deems appropriate, in its sole discretion, to preserve the benefits or intended benefits of the Plan and Awards granted under the Plan. Such adjustments may include: (a) adjustment in the number and kind of shares reserved for issuance under the Plan; (b) adjustment in the number and kind of shares covered by outstanding Awards; (c) adjustment in the exercise price of outstanding Stock Options or Stock Appreciation Rights, or the price of other Awards under the Plan; (d) adjustments to any of the share limitations set forth in Section 5.2 of the Plan; and (e) any other changes that the Board determines to be equitable under the circumstances.
Section 6.     Stock Options.
      6.1     Grant.
      Subject to the terms of the Plan, the Board may from time to time grant Stock Options to Participants. Stock Options granted under the Plan to Non-Employee Directors shall be NSOs. Unless otherwise expressly provided at the time of the grant, Stock Options granted under the Plan to Key Employees shall be NSOs.
      6.2     Stock Option Agreement.
      The grant of each Stock Option shall be evidenced by a written Stock Option Agreement specifying the type of Stock Option granted, the exercise period, the exercise price, the terms for payment of the exercise price, the expiration date of the Stock Option, the number of shares of Common Stock to be subject to each Stock Option and such other terms and conditions established by the Board, in its sole discretion, not inconsistent with the Plan.
      6.3     Exercise Price and Period.
      With respect to each Stock Option granted to a Participant:
      (a) Except as provided in Section 6.4(b), the per share exercise price of each Stock Option shall be the Fair Market Value of the Common Stock subject to the Stock Option on the date on which the Stock Option is granted.
      (b) Unless otherwise provided in the Stock Option Agreement, each Stock Option shall become exercisable with respect to 1/5 of the total number of shares of Common Stock subject to the Stock Option on each of the five succeeding anniversaries of the date of the grant of the Stock Option. Notwithstanding the foregoing, the Board shall have the discretion to accelerate the date as of which any Stock Option shall become exercisable in the event of the Key Employee’s termination of employment with the Company, or a Non-Employee Director’s termination of service on the Board, without cause (as determined by the Board in its sole discretion).
      (c) Except as provided in Section 6.4(b), each Stock Option that has not terminated earlier as provided in the Stock Option Agreement shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, on the date ten years after the date of grant.
      6.4     Required Terms and Conditions of ISOs.
      In addition to the foregoing, each ISO granted to a Key Employee shall be subject to the following specific rules:
      (a) The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (under all incentive stock option plans of the Company and its Subsidiaries) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an ISO which first becomes exercisable in any calendar year exceeds the limitation of this Section 6.4(a), so much of the ISO that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Stock Option Agreement shall remain in full force and effect.
      (b) Notwithstanding anything herein to the contrary, if an ISO is granted to a Key Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or subsidiaries within the meaning of Section 422(b)(6) of the Code): (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than 110% of the Fair Market Value of the Common Stock on the date the ISO is granted; and (ii) the ISO shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, no later than the fifth anniversary of the date the ISO was granted.
      (c) No ISOs shall be granted under the Plan after ten years from the earlier of the date the Plan is adopted or approved by stockholders of the Company, as described in Section 19.1 of the Plan.
      6.5     Exercise of Stock Options.
      (a) A Participant entitled to exercise a Stock Option may do so by delivering written notice to that effect specifying the number of shares of Common Stock with respect to which the Stock Option is being exercised and any other information the Board may prescribe. All notices or requests provided for herein shall be delivered to the Secretary of the Company or such party as the Secretary may designate.
      (b) The Board in its sole discretion may make available one or more of the following alternatives for the payment of the Stock Option exercise price:

(i) in cash;

(ii) in cash received from a broker-dealer to whom the Participant has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Stock Option to pay the exercise price;

(iii) by delivering previously acquired shares of Common Stock that are acceptable to the Board and that have an aggregate Fair Market Value on the date of exercise equal to the Stock Option exercise price; or

(iv) by certifying to ownership by attestation of such previously acquired shares of Common Stock.
      The Board shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the Stock Option exercise price.
      (c) The Company shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Stock Option as soon as reasonably practicable after such exercise; provided that any shares of Common Stock purchased by a Participant through a broker-dealer pursuant to Section 6.5(b)(ii) or Section 14 shall be delivered to such broker-dealer in accordance with 12 C.F.R. §220.3(e)(4) or other applicable provision of law. Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non-certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent.
Section 7.     Stock Awards.
      7.1     Grant.
      The Board may, in its discretion, (a) grant shares of Common Stock under the Plan to any Participant without payment of consideration by such Participant or (b) sell shares of Common Stock under the Plan to any Participant for such amount of cash, Common Stock or other consideration as the Board deems appropriate.
      7.2     Stock Award Agreement.
      Each share of Common Stock issued to a Participant under this Section 7 shall be evidenced by a Stock Award Agreement, which shall specify whether the shares of Common Stock are granted or sold to the Participant and such other restrictions, terms and conditions established by the Board in its sole discretion, not inconsistent with the Plan and the following provisions:
      (a) Unless otherwise provided in the Stock Award Agreement, none of the restrictions to which the shares of Common Stock awarded hereunder are subject shall lapse earlier than the third anniversary of the date of the Award; provided that the Board shall have the discretion to accelerate the date as of which the restrictions lapse with respect to an Award in the event of a Key Employee’s termination of employment with the Company, or a Non-Employee Director’s termination of service on the Board, without cause (as determined by the Board in its sole discretion).
      (b) Unless otherwise provided in the Stock Award Agreement, the Participant receiving a grant of or purchasing Common Stock shall thereupon be a stockholder with respect to all of the shares subject to the Award and shall have the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares; provided that the Board shall have the discretion to accumulate and hold such dividends or other distributions and pay them to the Participant only upon the lapse of the restrictions to which the Award is subject.
      (c) The Company shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock granted or sold to the Participant, as soon as may be reasonably practicable after such grant or sale, which shall be held by the Secretary of the Company until such time as the Common Stock is forfeited, resold to the Company, or the restrictions lapse. Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non-certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent.
Section 8.     Stock Units.
      8.1     Grant.
      The Board may, in its discretion, grant Stock Units to any Participant. Each Stock Unit shall entitle the Participant to receive, on the date or upon the occurrence of an event described in the Stock Unit Agreement, one share of Common Stock or cash equal to the Fair Market Value of a share of Common Stock on the date of such event, as provided in the Stock Unit Agreement.
      8.2     Stock Unit Agreement.
      Each grant of Stock Units to a Participant under this Section 8 shall be evidenced by a Stock Unit Agreement, which shall specify the restrictions, terms and conditions established by the Board in its sole discretion, not inconsistent with the Plan and the following provisions:
      (a) Unless otherwise provided in the Stock Unit Agreement, none of the restrictions or conditions to which the Stock Units awarded hereunder are subject shall lapse, and no Stock Units shall be settled, earlier than the third anniversary of the date of the Award; provided that the Board shall have the discretion to accelerate the date as of which the Stock Units are settled in the event of a Key Employee’s termination of employment with the Company, or a Non-Employee Director’s termination of service on the Board, without cause (as determined by the Board in its sole discretion).
      (b) Unless otherwise provided in the Stock Unit Agreement, a Participant shall have no rights of a stockholder, including voting or dividend or other distribution rights, with respect to any Stock Units prior to the date they are settled in shares of Common Stock. A Stock Unit Agreement may provide that, until the Stock Units are settled in shares of Common Stock or cash, the Participant shall receive, on each dividend or distribution payment date applicable to the Common Stock, an amount equal to the dividends or distributions that the Participant would have received had the Stock Units held by the Participant as of the related record date been actual shares of Common Stock; provided that the Board shall have the discretion to accumulate and hold such dividends or distributions and pay them to the Participant only upon the lapse of the restrictions to which the Award is subject.
      (c) Upon settlement of Stock Units in Common Stock, the Company shall issue, in the name of the Participant, stock certificates representing a number of shares of Common Stock equal to the number of Stock Units being settled. Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non-certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent.
Section 9.     Performance Shares.
      9.1     Grant.
      The Board may, in its discretion, grant Performance Shares under the Plan to any Participant who is a Key Employee. Each Performance Share shall entitle the Participant to receive, upon attainment of specific performance goals, one share of Common Stock or cash equal to the Fair Market Value of a share of Common Stock on the date the performance goals are attained, as provided in the Performance Share Agreement.
      9.2     Performance Share Agreement.
      Each Performance Share granted under this Section 9 shall be subject to such terms and conditions as the Board may determine at the time of grant, the general provisions of the Plan, the terms and conditions of the related Performance Share Agreement, and the following provisions:
      (a) With respect to each performance period, the Board shall establish performance goals relating to one or more of the business criteria selected pursuant to Section 3.3(a) of the Plan and performance targets for Participants for achievement of such performance goals, as described in Section 3.3(b) of the Plan. Following completion of the performance period, the Board shall determine the extent to which the performance goals and targets were achieved and shall award shares of Common Stock or the cash value thereof accordingly.
      (b) None of the performance goals to which the Performance Shares awarded hereunder are subject shall be deemed satisfied earlier than the date set forth in the Performance Share Agreement, provided that the Board shall have the discretion to accelerate the date as of which the Performance Shares are settled in the event of a Participant’s termination of employment with the Company without cause (as determined by the Board in its sole discretion).
      (c) Unless otherwise provided in the Performance Share Agreement, a Participant shall have no rights of a stockholder, including voting or dividend or other distribution rights, with respect to any Performance Shares prior to the date they are settled. A Performance Share Agreement may provide that, until the Performance Shares are settled in shares of Common Stock or cash, the Participant shall receive, on each dividend or distribution payment date applicable to the Common Stock, an amount equal to the dividends or distributions that the Participant would have received had the Performance Shares held by the Participant as of the related record date been actual shares of Common Stock; provided that the Board shall have the discretion to accumulate and hold such dividends or other distributions and pay them to the Participant only upon the attainment of the performance goals to which the Award is subject.
      (d) Upon settlement of the Performance Shares in Common Stock, the Company shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock awarded to the Participant. Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non-certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent.
Section 10.     Performance Units.
      10.1     Grant.
      The Board may, in its discretion, grant Performance Units under the Plan to any Participant who is a Key Employee. Each Performance Unit shall entitle the Participant to receive, upon attainment of specific performance goals, an amount of cash as determined by the Board at the time of grant, as provided for in the Performance Unit Agreement.
      10.2     Performance Unit Agreement.
      Each Performance Unit granted under this Section 10 shall be subject to such terms and conditions as the Board may determine at the time of grant, the general provisions of the Plan, the terms and conditions of the related Performance Unit Agreement, and the following provisions:
      (a) With respect to each performance period, the Board shall establish performance goals relating to one or more of the business criteria selected pursuant to Section 3.3(a) of the Plan and performance targets for Participants for achievement of such performance goals, as described in Section 3.3(b) of the Plan. Following completion of the performance period, the Board shall determine the extent to which the performance goals and targets were achieved and shall pay the Participant the resulting cash award.
      (b) None of the performance goals to which the Performance Units awarded hereunder are subject shall be deemed satisfied earlier than the date set forth in the Performance Unit Agreement, provided that the Board shall have the discretion to accelerate the date as of which the Performance Units are settled in the event of a Participant’s termination of employment with the Company without cause (as determined by the Board in its sole discretion).
Section 11.     Stock Appreciation Rights (SARs).
      11.1     Grant.
      The Board may, in its discretion, grant an SAR under the Plan to any Participant who is a Key Employee. Each SAR granted to a Participant shall entitle the Participant to elect to receive an amount (payable in cash or in shares of Common Stock, or a combination thereof, determined by the Board and set forth in the related Stock Appreciation Right Agreement) equal to the excess of (a) the Fair Market Value per share of Common Stock on the date of exercise of such SAR, over (b) the exercise price of the SAR, multiplied by the number of shares of the Common Stock with respect to which the SAR is being exercised.
      11.2     Stock Appreciation Right Agreement.
      Each SAR granted under this Section 11 shall be evidenced by a Stock Appreciation Right Agreement, specifying the conditions for exercise, the exercise period, the exercise price, the expiration date, the number of shares of Common Stock subject to each SAR, whether the SAR is to be settled in shares of Common Stock or cash and such other terms and conditions established by the Board in its sole discretion, not inconsistent with the Plan and the following provisions:
      (a) The per share exercise price of each SAR shall be the Fair Market Value of the Common Stock subject to the SAR on the date on which the SAR is granted.
      (b) Unless otherwise provided in the Stock Appreciation Right Agreement, each SAR shall become exercisable with respect to 1/5 of the total number of shares of Common Stock subject to the SAR on each of the five succeeding anniversaries of the date of the grant of the SAR. Notwithstanding the foregoing, the Board shall have the discretion to accelerate the date as of which any SAR shall become exercisable in the event of a Participant’s termination of employment with the Company without cause (as determined by the Board in its sole discretion).

      (c) Unless otherwise provided in the Stock Appreciation Right Agreement, each SAR shall expire on the date ten years after the date of grant.
      (d) Upon exercise of an SAR settled in Common Stock , the Company shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock issuable to the Participant. Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non-certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent.
Section 12.     Change in Control.
      12.1     Effect of Change in Control.
      (a) Notwithstanding any of the provisions of the Plan or any outstanding Award Agreement, upon a Change in Control of the Company (as defined in Section 12.2): (i) all outstanding Awards shall become fully exercisable; (ii) all restrictions applicable to all Awards shall terminate or lapse; and (iii) performance goals applicable to any Award shall be deemed satisfied at the highest target level, as applicable, in order that Participants may fully realize the benefits thereunder.
      (b) In addition to the Board’s authority set forth in Section 3, upon such Change in Control of the Company, the Board is authorized, and has sole discretion, as to any Award, either at the time such Award is granted hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the purchase of any outstanding Stock Option, and the mandatory exercise of any outstanding SAR, for an amount of cash equal to the difference between the exercise price of the Stock Option or SAR and the then Fair Market Value of the Common Stock covered thereby, multiplied by the number of shares of Common Stock subject to the Stock Option or SAR, (ii) make such adjustment to any such Award then outstanding as the Board deems appropriate to reflect such Change in Control, or (iii) cause any such Award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control.
      12.2     Definition of Change in Control.
      “Change in Control” shall mean the occurrence, at any time during the specified term of an Award granted under the Plan, of any of the following events:
      (a) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity (other than the Company or a trustee or other fiduciary holding securities under an employee benefit plan of the Company), or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors;
      (b) the Company is party to a merger, consolidation, reorganization or other similar transaction with another corporation or other legal person unless, following such transaction, more than 50% of the combined voting power of the outstanding securities of the surviving, resulting or acquiring corporation or person or its parent entity entitled to vote generally in the election of directors (or persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Company’s outstanding securities entitled to vote generally in the election of directors;
      (c) the Company sells all or substantially all of its business and/or assets to another corporation or other legal person unless, following such sale, more than 50% of the combined voting power of the outstanding securities of the acquiring corporation or person or its parent entity entitled to vote generally in the election of directors (or persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such sale, in substantially the same proportions as their ownership, immediately prior to such sale, of the Company’s outstanding securities entitled to vote generally in the election of directors; or
      (d) during any period of two consecutive years or less (not including any period prior to the approval of the Plan by the Board on February 10, 2003), individuals who at the beginning of such period constituted the Board (and any new Directors, whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose appointment, election or nomination for election was so approved) cease for any reason to constitute a majority of the Board.
Section 13.     Postponement.
      The Board may postpone any grant or settlement of an Award, including the exercise of a Stock Option or SAR, for such time as the Board in its sole discretion may deem necessary in order to permit the Company:
      (a) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to an Award, including upon the exercise of a Stock Option or SAR, under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction;
      (b) to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed; or
      (c) to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof.
      Any such postponement shall not extend the term of an Award and neither the Company nor its Directors or officers shall have any obligation or liability to a Participant, the Participant’s successor or any other person with respect to any shares of Common Stock as to which the Award shall lapse because of such postponement.
Section 14.     Payment of Taxes.
      In connection with any Award, and as a condition to the issuance or delivery of any shares of Common Stock or cash amount to the Participant in connection therewith, the Company may require the Participant to pay the Company an amount equal to the minimum amount of the tax the Company or any Subsidiary may be required to withhold to obtain a deduction for federal, state or local income tax purposes as a result of such Award or to comply with applicable law. The Board in its sole discretion may make available one or more of the following alternatives for the payment of such taxes:
      (a) in cash;
      (b) in cash received from a broker-dealer to whom the Participant has submitted notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Award to pay the withholding taxes;
      (c) by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the Award having an aggregate Fair Market Value equal to the minimum amount of tax required to be withheld;

      (d) by delivering previously acquired shares of Common Stock of the Company that are acceptable to the Board that have an aggregate Fair Market Value equal to the amount required to be withheld; or
      (e) by certifying to ownership by attestation of such previously acquired shares of Common Stock.
      The Board shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the required withholding taxes.
Section 15.     Nontransferability.
      Awards granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, or be subject to execution, attachment or similar process, by operation of law or otherwise, other than:
      (a) by will or by the laws of descent and distribution;
      (b) pursuant to the terms of a qualified domestic relations order to which the Participant is a party that meets the requirements of any relevant provisions of the Code; or
      (c) as permitted by the Board with respect to a NSO transferable by the Participant during his or her lifetime.
      In each case, the transfer shall be for no value, and the other terms and conditions applicable to the transferability of the Award shall be established by the Board.
Section 16.     Termination or Amendment of Plan and Award Agreements.
      16.1     Termination or Amendment of Plan.
      (a) Except as described in (b) below, the Board may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders of the Company, unless such approval is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. No amendment or termination of the Plan shall adversely affect the right of any Participant under any outstanding Award in any material way without the written consent of the Participant, unless such amendment or termination is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. Subject to the foregoing, the Board may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Award granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.
      (b) Notwithstanding the foregoing, there shall be no amendment to the Plan or any outstanding Stock Option Agreement that results in the repricing of Stock Options.
      (c) The Board shall have the authority to amend the Plan to the extent necessary or appropriate to comply with applicable law, regulation or accounting rules in order to permit Key Employees who are located outside of the United States to participate in the Plan.
      16.2     Amendment of Award Agreements.
      The Board shall have the authority to amend any Award Agreement at any time; provided however, that no such amendment shall adversely affect the right of any Participant under any outstanding Award Agreement in any material way without the written consent of the Participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed.
Section 17.     No Contract of Employment.
      Neither the adoption of the Plan nor the grant of any Award under the Plan shall be deemed to obligate the Company or any Subsidiary to continue the employment of any Participant for any particular period, nor shall the granting of an Award constitute a request or consent to postpone the retirement date of any Participant.
Section 18.     Applicable Law.
      All questions pertaining to the validity, construction and administration of the Plan and all Awards granted under the Plan shall be determined in conformity with the laws of the State of Delaware, without regard to the conflict of law provisions of any state, and, in the case of Incentive Stock Options, Section 422 of the Code and regulations issued thereunder.
Section 19.     Effective Date and Term of Plan.
      19.1     Effective Date.
      (a) The Plan as amended and restated has been adopted by the Board, and is effective, as of February 8, 2006, subject to the approval of the Plan by the stockholders of the Company at the Company’s annual meeting of stockholders held on May 9, 2006 and any adjournment or postponement thereof.
      (b) In the event the Plan is not approved by stockholders at the Company’s 2006 annual meeting, (i) the Plan as amended and restated shall have no effect; (ii) the terms of the Plan as in effect immediately prior to the amendment and restatement shall remain in effect and, to the extent permitted under those terms, shall apply to all Awards granted on or after February 8, 2006; and (iii) any Awards granted on or after February 8, 2006 that are not permitted under the terms of the Plan as in effect immediately prior to the amendment and restatement and are not amended to be so permitted shall be cancelled.
      19.2     Term of Plan.
      Notwithstanding anything to the contrary contained herein, no Awards shall be granted on or after the 10th anniversary of the Plan’s effective date as described in Section 19.1(a) above.
      19.3     Outstanding Awards as of February 8, 2006.
      Awards granted under the Plan prior to February 8, 2006 shall continue to be subject to the terms and conditions of the Plan as in effect prior to such date.

Appendix C
NEWELL RUBBERMAID INC.
EMPLOYEE STOCK PURCHASE PLAN
      1. Purpose of the Plan. This Employee Stock Purchase Plan is intended to promote the interests of Newell Rubbermaid Inc., a Delaware corporation, by providing eligible employees with the opportunity to acquire a proprietary interest in the Company through participation in a payroll deduction-based employee stock purchase plan designed to qualify under Section 423 of the Code.
      2. Definitions. Capitalized terms used herein shall have the meanings assigned to such terms in this Section.
      “Board” shall mean the Company’s Board of Directors.
      “Cash Earnings” shall mean (i) the regular base salary paid to a Participant by one or more Participating Companies during such individual’s period of participation in one or more Offering Periods under the Plan plus (ii) all overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments received during such period. Such Cash Earnings shall be calculated before deduction of (A) any income or employment tax withholdings or (B) any contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Company or any Company Affiliate. However, Cash Earnings shall not include (X) any contributions made by the Company or any Company Affiliate on the Participant’s behalf to any employee benefit or welfare plan now or hereafter established (other than Code Section 401(k) or Code Section 125 contributions deducted from such Cash Earnings) or (Y) any compensation attributable to awards under the Newell Rubbermaid Inc. 2003 Stock Plan, as amended, or any other equity-based plan maintained by the Company or any Company Affiliate.
      “Change in Control” shall mean the occurrence of any of the following events:

(i) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity (other than the Company or a trustee or other fiduciary holding securities under an employee benefit plan of the Company), or any syndicate or group deemed to be a person under Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors;

(ii) The Company is party to a merger, consolidation, reorganization or other similar transaction with another corporation or other legal person unless, following such transaction, more than 50% of the combined voting power of the outstanding securities of the surviving, resulting or acquiring corporation or person or its parent entity entitled to vote generally in the election of directors (or persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Company’s outstanding securities entitled to vote generally in the election of directors;

(iii) the Company sells all or substantially all of its business and/or assets to another corporation or other legal person unless, following such sale, more than 50% of the combined voting power of the outstanding securities of the acquiring corporation or person or its parent entity entitled to vote generally in the election of directors (or persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such sale, in substantially the same proportions as their ownership, immediately prior to such sale, of the Company’s outstanding securities entitled to vote generally in the election of directors; or

(iv) during any period of two consecutive years or less (not including any period of time prior to the approval of this Plan by the Board), individuals who at the beginning of such period constituted the Board (and any new directors, whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose appointment, election or nomination for election was so approved) cease for any reason to constitute a majority of the Board.

      “Code” shall mean the Internal Revenue Code of 1986, as amended.
      “Common Stock” shall mean the Company’s common stock, par value $1.00 per share.
      “Company Affiliate” shall mean any parent or subsidiary corporation of the Company (as determined in accordance with Code Section 424), whether now existing or subsequently established.
      “Company” shall mean Newell Rubbermaid Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Newell Rubbermaid Inc. that shall by appropriate action adopt the Plan.
      “Effective Time” shall mean July 1, 2006. Any Company Affiliate that becomes a Participating Company after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.
      “Eligible Employee” shall mean any person who is employed by a Participating Company on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a). Notwithstanding the preceding sentence, a person shall not become an Eligible Employee until he or she has been employed by a Participating Company for at least thirty (30) days.
      “Fair Market Value” means, as of any particular date, (i) the closing sale price per share of Common Stock on the New York Stock Exchange, as reported in The Wall Street Journal, or, if the Common Stock is not traded on the New York Stock Exchange, the principal national securities exchange upon which the Common Stock is traded or quoted if applicable, on such date, or if there are no sales on such day, on the next preceding trading day during which a sale occurred or (ii) if clause (i) does not apply, the fair market value of the shares of Common Stock as determined by the Plan Administrator.
      “1933 Act” shall mean the Securities Act of 1933, as amended.
      “Offering Period” shall mean a period (not to exceed 24 months), as determined by the Plan Administrator, at the end of which there shall be purchased shares of Common Stock on behalf of each Participant. Unless otherwise determined by the Plan Administrator, the Offering Periods shall run from the first business day in January to the last business day in June each calendar year and from the first business day in July to the last business day in December each calendar year. The initial Offering Period shall begin on July 3, 2006.
      “Participant” shall mean any Eligible Employee of a Participating Company who is actively participating in the Plan.
      “Participating Company” shall mean the Company and such Company Affiliate or Affiliates as may be authorized from time to time by the Plan Administrator to extend the benefits of the Plan to their Eligible Employees. The Participating Companies in the Plan are listed in the attached Schedule A.
      “Plan” shall mean the Newell Rubbermaid Inc. Employee Stock Purchase Plan, as set forth in this document.

      “Plan Administrator” shall mean the Organizational Development & Compensation Committee of the Board or such other committee of two (2) or more Board members as shall be designated by the Board from time to time.
      “Purchase Date” shall mean the last business day of each Offering Period.
      3. Administration of the Plan. The Plan Administrator shall have full authority to interpret and construe the provisions of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.
      4. Stock Subject to the Plan.

a. The stock purchasable under the Plan shall be shares of Common Stock purchased on the open market. The number of shares of Common Stock authorized for sale over the term of the Plan shall be limited to Five Million (5,000,000) shares.

b. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, the Plan Administrator shall make appropriate adjustments to (i) the maximum number and class of securities authorized for sale under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date, (iii) the maximum number and class of securities purchasable in total by all Participants on any one Purchase Date and (iv) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.
      5. Offering Periods. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive Offering Periods until such time as the Plan shall have expired or terminated.
      6. Eligibility.

a. Each individual who is an Eligible Employee on the first day of any Offering Period under the Plan may enter that Offering Period on such day.

b. To participate in the Plan for a particular Offering Period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before the first day of that Offering Period. Each Eligible Employee who has become a Participant shall, in addition to participating in the Offering Period in which he or she has enrolled, automatically participate in each succeeding Offering Period, on the same terms and conditions, provided that the Participant remains an Eligible Employee on the start date of the new Offering Period and has not terminated his or her purchase right as provided in Section 8(f). A Participant who may automatically participate in a subsequent Offering Period as provided in this Section is not required to deliver any additional enrollment form or stock purchase agreement for the subsequent Offering Period in order to continue participation in the Plan. However, a Participant may deliver a new enrollment form for a subsequent Offering Period in accordance with the procedures set forth herein if the Participant desires to change any of the elections contained in the Participant’s then effective enrollment form.
      7. Payroll Deductions.

a. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an Offering Period may be any multiple of one percent (1%) of the Cash Earnings paid to the Participant during each Offering Period, up to a maximum of fifteen percent (15%), or such lower percentage as the Plan Administrator may establish for that Offering Period. If permitted by the Plan Administrator in its discretion, each Participant may also make a separate election to contribute to the Plan a specified dollar amount from annual scheduled bonus payments.

The deduction rate so authorized shall continue in effect throughout the Offering Period, except that the Participant may, at any time during the Offering Period, reduce his or her rate of payroll deduction to become effective as soon as administratively practicable after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one such reduction per Offering Period. The Participant may, prior to the commencement of any new Offering Period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the fifteen percent (15%) maximum) shall become effective on the start date of the first Offering Period following the filing of such form.

b. Payroll deductions shall begin on the first pay day administratively practicable following the first day of the Offering Period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that Offering Period. Notwithstanding the foregoing, in the event that the Plan Administrator establishes automatic enrollment procedures for an Offering Period, the Plan Administrator shall specify when payroll deductions shall begin for such Offering Period. The amounts so collected shall be credited to the Participant’s book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Company and used for general corporate purposes.

c. Payroll deductions shall automatically cease upon the termination of the Participant’s purchase right in accordance with the provisions of the Plan.

d. The Participant’s acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant’s acquisition of Common Stock on any subsequent Purchase Date.

      8. Purchase Rights.

a. Grant of Purchase Rights. A Participant shall be granted a separate purchase right for each Offering Period in which he or she participates. The purchase right shall be granted on the first day of the Offering Period and shall provide the Participant with the right to purchase shares of Common Stock upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable. Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Company Affiliate.

b. Exercise of the Purchase Right. Each purchase right for an Offering Period shall be automatically exercised on the Purchase Date of that Offering Period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded pursuant to the provisions of Section 8(f)) on each such Purchase Date. The purchase shall be effected by applying the Participant’s payroll deductions for the Offering Period ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

c. Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant’s behalf on each Purchase Date of the particular Offering Period in which he or she is participating shall be equal to ninety-five percent (95%) of the Fair Market Value per share of Common Stock on that Purchase Date.

d. Number of Purchasable Shares. The number of shares of Common Stock purchasable by a Participant on each Purchase Date shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Offering Period ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date.

However, the Plan Administrator shall have the discretionary authority, exercisable prior to the start of any Offering Period under the Plan, to establish limitations on the number of shares purchasable per Participant and in total by all Participants in that particular Offering Period.

e. Excess Payroll Deductions. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable per Participant or in total by all Participants on the Purchase Date shall be refunded as soon as administratively practicable.

f. Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

(i) A Participant may, at any time prior to the next scheduled Purchase Date of a particular Offering Period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Offering Period in which such termination occurs shall, at the Participant’s election, be refunded as soon as administratively practicable or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as administratively practicable.

(ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the Offering Period for which the terminated purchase right was granted. In order to resume participation in any subsequent Offering Period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the first day of that Offering Period.

(iii) Should the Participant cease to remain an Eligible Employee for any reason (including termination of employment, death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant’s payroll deductions for the Offering Period in which the purchase right so terminates shall be refunded as soon as administratively practicable. For purposes of the Plan, a Participant shall be deemed to remain an Eligible Employee while on any military leave, sick leave or other bona fide leave of absence approved by the Company as long as the period of such leave does not exceed ninety (90) days or such longer period during which the Participant’s right to reemployment with a Participating Company is guaranteed by statute or contract. However, should a Participant’s approved leave of absence exceed ninety (90) days or such longer period during which the Participant’s right to reemployment is guaranteed by statute or contract, the Participant shall be deemed to have ceased to be an Eligible Employee on the ninety-first (91st) day of such leave or the day immediately following the end of the period during which the Participant’s right to reemployment is guaranteed by statute or contract, whichever is later. A Participant who has ceased to be in active service by reason of an approved leave of absence shall, for as long as such Participant remains an Eligible Employee, have the right, exercisable up until the last business day of the Offering Period in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Offering Period or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant’s behalf during such leave. Upon the Participant’s return to active service (x) within ninety (90) days following the commencement of such approved leave of absence or (y) prior to the expiration of any longer period for which such Participant’s right to reemployment is guaranteed by statute or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return. An individual who returns to active employment following a leave of absence which exceeds in duration the applicable (x) or (y) time period will be treated as a new employee for purposes of subsequent participation in the Plan and must accordingly qualify as an Eligible Employee and re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the first day of any subsequent Offering Period in which he or she wishes to participate.

g. Proration of Purchase Rights. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for sale under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded as soon as administratively practicable.

h. ESPP Accounts. The Plan Administrator shall have the discretionary authority to require each Participant who purchases shares of Common Stock under this Plan to maintain those shares in a brokerage account established on his or her behalf at a Company-designated brokerage firm until the earlier of (i) the date the Participant sells or otherwise transfers ownership of those shares or (ii) the disqualifying disposition period for those shares under the federal tax laws (two years after the first day of the Offering Period in which the shares are purchased and one year after the actual Purchase Date) has elapsed. Such requirement, if imposed, shall not in any way limit the ability of the Participant to sell or otherwise transfer ownership of the purchased shares at any time.

i. Assignability. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

j. Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant’s behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.
      9. Accrual Limitations.

a. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423)) of the Company or any Company Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000.00) worth of stock of the Company or any Company Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

b. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

(i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each Purchase Date during the calendar year.

(ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000.00) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

c. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Offering Period, then the payroll deductions that the Participant made during that

Offering Period with respect to such purchase right shall be refunded as soon as administratively practicable.

d. In the event there is any conflict between the provisions of this Section 9 and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Section 9 shall be controlling.

      10. Effective Date and Term of the Plan.

a. The Plan was adopted by the Board on February 8, 2006 and shall become effective at the Effective Time, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be purchased or sold hereunder, until (i) the Plan shall have been approved by the stockholders of the Company and (ii) the Company shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock authorized for sale under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, prior to the first scheduled Purchase Date, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the initial Offering Period hereunder shall be refunded as soon as administratively practicable.

b. Unless sooner terminated by the Board or as otherwise provided herein, the Plan shall terminate upon the earliest of (i) the tenth anniversary of the date on which the Plan was approved by the Board, (ii) the date on which all shares available for sale under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which occurs a Change in Control. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination, and all sums collected from Participants during the Offering Period in which the Plan terminates shall be refunded as soon as administratively practicable.
      11. Amendment of the Plan. The Board may alter, amend, suspend or terminate the Plan at any time to become effective immediately following the close of any Offering Period. In no event may the Board effect any of the following amendments or revisions to the Plan without the approval of the Company’s stockholders: (i) increase the number of shares of Common Stock authorized for sale under the Plan, except for permissible adjustments pursuant to Section 4(b) in the event of certain changes in the Company’s capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) modify the eligibility requirements for participation in the Plan.
      12. General Provisions.

a. All costs and expenses incurred in the administration of the Plan shall be paid by the Company; provided, however, that each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

b. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Company or any Company Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Company Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s employment at any time for any reason, with or without cause.

c. The provisions of the Plan shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.

d. Notwithstanding any other provision of this Plan to the contrary, in the case of any Participant who is also a participant in the Newell Rubbermaid Inc. 401(k) Savings Plan, the Rubbermaid Retirement Plan for Collectively Bargained Associates, or any other plan which contains a “cash or deferred arrangement” within the meaning of Section 401(k) of the Code (collectively, the “Savings

Plan”) and who withdraws an amount from his account under the Savings Plan in order to satisfy an “immediate and heavy financial need” of the participant or otherwise withdraws an amount from the Savings Plan on account of the “hardship of the employee” (determined in accordance with the standards of Section 401(k)(2)(B)(i) of the Code), then such Participant shall have his payroll deductions under this Plan suspended in accordance with procedures specified by the Plan Administrator.

SCHEDULE A
COMPANIES PARTICIPATING IN
NEWELL RUBBERMAID INC. EMPLOYEE STOCK PURCHASE PLAN
AS OF THE EFFECTIVE TIME

Newell Rubbermaid Inc.
Calphalon Corporation
Goody Products, Inc.
DYMO Corporation
Graco Children’s Products, Inc.
Imaco, Inc.
Irwin Industrial Tool Company
Little Tikes Company
Newell Operating Company
Newell Sales & Marketing Group, Inc.
Newell Window Furnishings, Inc.
Rubbermaid Incorporated
Rubbermaid Texas Limited
Sanford L.P.

YOUR VOTE IS IMPORTANT
VOTE BY INTERNET / TELEPHONE
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INTERNET		TELEPHONE		MAIL

https://www.proxyvotenow.com/nwl	OR	1-866-233-2408	OR
• Go to the website address listed above. • Have your proxy card ready. • Follow the simple instructions that appear on your computer screen.		• Use any touch-tone telephone. • Have your proxy card ready. • Follow the simple recorded instructions.		• Mark, sign and date your proxy card. • Detach your proxy card. • Return your proxy card in the postage-paid envelope provided.

Newell Rubbermaid encourages you to take advantage of a convenient way to vote your shares electronically, by either telephone or the Internet.

Your vote by telephone or through the Internet authorizes the proxies named on the front of this proxy card in the same manner as if you marked, signed, dated and returned the proxy card. If you choose to vote your shares by either of these electronic means, there is no need for you to mail back your proxy card. By signing this proxy card or voting by telephone or through the Internet, you acknowledge receipt of Notice of Annual Meeting of Stockholders to be held May 9, 2006 and the Proxy Statement dated April 3, 2006.

1-866-233-2408
CALL TOLL-FREE TO VOTE

YOUR VOTE IS IMPORTANT
THANK YOU FOR VOTING

▼     DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET     ▼

Please Sign, Date and Return
the Proxy Card Promptly	☒
Using the Enclosed Envelope.	Votes must be indicated
(x) in Black or Blue ink.

The Board of Directors recommends a vote FOR proposal (1), FOR proposal (2), FOR proposal (3), FOR proposal (4), AGAINST proposal (5) and AGAINST proposal (6).

1.	Election of Directors

FOR ALL	☐	WITHHOLD FOR ALL	☐	EXCEPTIONS	☐

Nominees in Class I: 01 - Thomas E. Clarke, 02 - Elizabeth Cuthbert Millett, and 03 - Steven J. Strobel

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name and check the “Exceptions” box above.)

		FOR	AGAINST	ABSTAIN

2.	Approval of Amended and Restated Newell Rubbermaid Inc. 2003 Stock Plan	☐	☐	☐

3.	Approval of Newell Rubbermaid Inc. Employee Stock Purchase Plan	☐	☐	☐

		FOR	AGAINST	ABSTAIN

4.	Ratification of appointment of Ernst & Young LLP as independent registered public accounting firm for 2006	☐	☐	☐

5.	Approval of Stockholder Proposal - Redeem or Vote Poison Pill, if property presented at the Annual Meeting	☐	☐	☐

6.	Approval of Stockholder Proposal - Repeal Classified Board, if properly presented at the Annual Meeting	☐	☐	☐

Mark here if you plan to attend the Annual Meeting.	☐

To change your address, please mark this box.	☐

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournment or postponement thereof.

SCAN LINE

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, or guardian, please give full title as such. In the case of a corporation or partnership, please sign in full corporate or partnership name by an authorized officer or other authorized person.

Date Share Owner sign here	Co-Owner sign here

NEWELL RUBBERMAID INC.

Proxy Solicited by the Board of Directors
for Annual Meeting of Stockholders to be held May 9, 2006

The undersigned hereby appoints Bradford R. Turner and Dale L. Matschullat, and each of them individually, as proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote at the Annual Meeting of Stockholders of NEWELL RUBBERMAID INC. to be held May 9, 2006, and at any adjournments or postponements thereof, on the proposals listed on the reverse side.

The proxies named above are authorized to vote in their discretion with respect to any other matters that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. It is important that your shares are represented at this meeting, whether or not you plan to attend the meeting in person. To make sure that your shares are represented, we encourage you to sign, date and return this card, or vote your shares by using either of the electronic means described on the reverse side.

When this Proxy is properly executed, the shares to which it relates will be voted in the manner directed herein. If no direction is made, the shares will be voted FOR election of all director candidates nominated by the Board of Directors, FOR proposal (2) below, FOR proposal (3) below, FOR proposal (4) below, AGAINST proposal (5) below, AGAINST proposal (6) below, and in the discretion of the persons named as proxies with respect to any other matters that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

NEWELL RUBBERMAID INC.
P.O. BOX 11465
NEW YORK, N.Y. 10203-0465

To include any comments, please mark this box.	☐

SEE REVERSE SIDE